SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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[   ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

FIRST HORIZON NATIONAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 12, 2007

Dear Shareholders:

You are cordially invited to attend First Horizon National Corporation’s 2007 annual meeting of shareholders. We will hold the meeting on April 17, 2007, in the Auditorium, First Tennessee Building, 165 Madison Avenue, Memphis, Tennessee, at 10:00 a.m. local time. We have attached the formal notice of the annual meeting, our 2007 proxy statement, and a form of proxy.

At the meeting, we will ask you to elect three Class II directors and one Class I director, re-approve the 2002 Management Incentive Plan, as amended (“MIP”), for the purpose of extending our ability to deduct for tax purposes the cost of certain awards provided under the MIP, and ratify the appointment of KPMG LLP as our independent auditors for 2007. The attached proxy statement contains information about these matters.

Our annual report to shareholders, which contains detailed financial information relating to our activities and operating performance during 2006, is being delivered to you with our proxy statement but is not deemed to be “soliciting material” under SEC Regulation 14A.

Our registered shareholders that have access to the Internet have the opportunity to receive proxy statements electronically. If you have not already done so for this year, we encourage you to elect this method of receiving the proxy statement next year. Not only will you have access to the document as soon as it is available, but you will be helping us to save expense dollars. If you vote electronically, you will have the opportunity to give your consent at the conclusion of the voting process.

Your vote is important. You may vote by telephone or over the Internet or by mail, or if you attend the meeting and want to vote your shares, then prior to the balloting you should request that your form of proxy be withheld from voting. We request that you vote by telephone or over the Internet or return your proxy card in the postage-paid envelope as soon as possible.

Sincerely yours,

MICHAEL D. ROSE
Chairman of the Board

FIRST HORIZON NATIONAL CORPORATION
165 Madison Avenue
Memphis, Tennessee 38103

NOTICE OF ANNUAL SHAREHOLDERS’ MEETING
April 17, 2007

The annual meeting of shareholders of First Horizon National Corporation will be held on April 17, 2007, at 10:00 a.m. local time in the Auditorium, First Tennessee Building, 165 Madison Avenue, Memphis, Tennessee.

The items of business are:

(1)

Election of three Class II directors to serve until the 2010 annual meeting of shareholders and one Class I director to serve until the 2009 annual meeting of shareholders, or in both cases until their successors are duly elected and qualified.

(2)	Re-approval of the 2002 Management Incentive Plan, as amended (“MIP”), for the purpose of extending our ability to deduct for tax purposes the cost of certain awards provided under the MIP.

(3)	Ratification of the appointment of auditors.

These items are described more fully in the following pages, which are made a part of this notice. The close of business on February 23, 2007 is the record date for the meeting. All shareholders of record at that time are entitled to vote at the meeting.

Management requests that you vote by telephone or over the Internet (following the instructions on the enclosed form of proxy) or that you sign and return the form of proxy promptly, so that if you are unable to attend the meeting your shares can nevertheless be voted. You may revoke a proxy at any time before it is exercised at the annual meeting in the manner described on page 1 of the proxy statement.

CLYDE A. BILLINGS, JR.
Senior Vice President,
Assistant General Counsel
and Corporate Secretary

Memphis, Tennessee
March 12, 2007

IMPORTANT NOTICE

PLEASE (1) VOTE BY TELEPHONE OR (2) VOTE OVER THE INTERNET OR (3) MARK, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED FORM OF PROXY IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

PROXY STATEMENT
FIRST HORIZON NATIONAL CORPORATION
TABLE OF CONTENTS

PROXY STATEMENT
FIRST HORIZON NATIONAL CORPORATION
165 Madison Avenue
Memphis, Tennessee 38103

GENERAL MATTERS

The following proxy statement is being mailed to shareholders beginning on or about March 12, 2007. The Board of Directors is soliciting proxies to be used at our annual meeting of shareholders to be held on April 17, 2007, at 10:00 a.m. local time in the Auditorium, First Tennessee Building, 165 Madison Avenue, Memphis, Tennessee, and at any adjournment or adjournments thereof. In this proxy statement, First Horizon National Corporation will be referred to by the use of “we,” “us” or similar pronouns, or simply as “First Horizon,” and First Horizon and its consolidated subsidiaries will be referred to collectively as “the Corporation.”

The accompanying form of proxy is for use at the meeting if you will be unable to attend in person. You may revoke your proxy at any time before it is exercised by writing to the Corporate Secretary, by timely delivering a properly executed, later-dated proxy (including a telephone or Internet vote) or by voting by ballot at the meeting. All shares represented by valid proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted in the manner specified therein. If no specification is made, the proxies will be voted in favor of items 1, 2 and 3 below:

1.

Election of three Class II directors to serve until the 2010 annual meeting of shareholders and one Class I director to serve until the 2009 annual meeting of shareholders, or in both cases until their successors are duly elected and qualified.

2.	Re-approval of our 2002 Management Incentive Plan, as amended (“MIP”), for the purpose of extending our ability to deduct for tax purposes the cost of certain awards provided under the MIP.

3.	Ratification of the appointment of auditors.

We will bear the entire cost of soliciting the proxies. In following up the original solicitation of the proxies by mail, we may request brokers and others to send proxies and proxy material to the beneficial owners of the shares and may reimburse them for their expenses in so doing. If necessary, we may also use several of our regular employees to solicit proxies from the shareholders, either personally or by telephone or by special letter, for which they will receive no compensation in addition to their normal compensation. We have hired Morrow & Co., Inc. to aid us in the solicitation of proxies for a fee of $6,000 plus out-of-pocket expenses. An additional charge of $5.00 per holder will be incurred should we choose to have Morrow & Co. solicit individual holders of record.

Our common stock is the only class of voting securities. There were 125,622,260 shares of common stock outstanding and entitled to vote as of February 23, 2007, the record date for the annual shareholders’ meeting. Each share is entitled to one vote. A quorum of the shares must be represented at the meeting to take action on any matter at the meeting. A majority of the votes entitled to be cast constitutes a quorum for purposes of the annual meeting. A plurality of the votes cast is required to elect the nominees as directors; however, see the section entitled “Corporate Governance and Board Matters—Introduction” beginning on page 3 for information on the consequences of receiving a majority withheld vote in an uncontested election under our director resignation policy. A majority of the votes cast is required to re-approve the MIP and to ratify the appointment of auditors. Both “abstentions” and broker “non-votes” will be considered present for quorum purposes, but will not otherwise have any effect on any of the vote items.

Some of our shareholders own their shares using multiple accounts registered in variations of the same name. If you have multiple accounts, we encourage you to consolidate your accounts by having all your shares registered in exactly the same name and address. You may do this by contacting our Stock Transfer Agent, Wells Fargo Bank, N.A., by phone toll-free at 1-877-536-3558, or by mail to Shareowner Services, P.O. Box 64854, St. Paul, MN 55164-0854.

Also, in some cases multiple members of the same family living in the same household have shares registered in their names. In that case, prior to 2006 each family member received multiple copies of the annual report, proxy statement, and other mailings. Duplicate mailings in most cases are an unnecessary expediture for us and inconvenient for you. We have taken steps to reduce them, and we encourage you to eliminate them whenever you can.

Currently, family members living in the same household generally receive only one copy per household of the annual report, proxy statement, and most other mailings. The only item which is separately mailed for each registered shareholder or account is a proxy card. If your household receives only one copy and if you wish to start receiving separate copies in your name, apart from others in your household, you must request that action by contacting our Stock Transfer Agent, Wells Fargo Bank, N.A., by phone toll-free at 1-877-602-7615 or by writing to it at Shareowner Services, Attn: Householding, P.O. Box 64854, St. Paul, MN 55164-0854. That request must be made by each person in the household who desires a separate copy. Within 30 days after your request is received we will start sending you separate mailings. If for any reason you and members of your household are receiving multiple copies and you want to eliminate the duplications, please request that action by contacting our Stock Transfer Agent using the contact information given in this paragraph above. In either case, in your communications, please refer to your account number and our company number (998). Please be aware that if you hold shares both in your own name and as a beneficial owner through a broker, bank or other nominee, it is not possible to eliminate duplications as between these two types of ownership.

If you and other members of your household are beneficial owners of shares, meaning that you own shares indirectly through a broker, bank, or other nominee, you may eliminate a duplication of mailings by contacting your broker, bank, or other nominee. If you have eliminated duplicate mailings but for any reason would like to resume them, you must contact your broker, bank, or other nominee.

If your household receives only a single copy of this proxy statement and our 2006 annual report and if you desire your own separate copies for the 2007 annual meeting, you may pick up copies in person at the meeting in April or download them from our website, www.fhnc.com (click on “Investor Relations”). If you would like additional copies mailed, we will mail them promptly if you request them from our Investor Relations department at our website, by phone toll-free at 1-800-410-4577, or by mail to Investor Relations, P.O. Box 84, Memphis, TN 38101. However, we cannot guarantee you will receive mailed copies before the 2007 annual meeting.

CORPORATE GOVERNANCE AND BOARD MATTERS

Introduction

First Horizon is dedicated to operating in accordance with sound corporate governance principles. We believe that these principles not only form the basis for our reputation of integrity in the marketplace but also are essential to our efficiency and continued overall success. Many of these principles have been committed to writing. Our Corporate Governance Guidelines, which were adopted by our Board of Directors in January 2004 but which incorporate long-standing corporate policies and practices, provide our directors with guidance as to their legal accountabilities, promote the functioning of the Board and its committees, and set forth a common set of expectations as to how the Board should perform its functions. Our Corporate Governance Guidelines (as revised to date) are attached to this proxy statement at Appendix B and are also available on our website at www.fhnc.com under the “Corporate Governance” heading in the “Investor Relations” area. Paper copies are also available to shareholders upon request to the Corporate Secretary.

We have also adopted a Code of Business Conduct and Ethics, which incorporates many of our long-standing policies and practices and sets forth the overarching principles that guide the conduct of every aspect of our business, and a Code of Ethics for Senior Financial Officers, which promotes honest and ethical conduct, proper disclosure of financial information and compliance with applicable governmental laws, rules and regulations by our senior financial officers and other employees who have financial responsibilities. These Codes are available on our website at www.fhnc.com under the “Corporate Governance” heading in the “Investor Relations” area. Paper copies are also available to shareholders upon request to the Corporate Secretary. Any waiver of the Code of Business Conduct and Ethics for an executive officer or director will be promptly disclosed to shareholders in any manner that is acceptable under the NYSE listing standards, including but not limited to distribution of a press release, disclosure on our website, or disclosure on Form 8-K. The Corporation intends to satisfy its disclosure obligations under Item 5.05 of Form 8-K related to amendments or waivers of the Code of Ethics for Senior Financial Officers by posting such information on the Corporation’s website. We have also adopted a policy on First Horizon’s Compliance and Ethics Program that highlights our commitment to having an effective compliance and ethics program by exercising due diligence to prevent and detect criminal conduct and otherwise by promoting an organizational culture that encourages ethical conduct and a commitment to compliance with the law.

The Board of Directors made several enhancements to First Horizon’s corporate governance principles during 2006. Our Corporate Governance Guidelines were revised to include a director resignation policy that requires a director to tender his or her resignation upon receiving a majority withheld vote in an uncontested election. Under the policy, the Board, upon recommendation of the Nominating and Corporate Governance Committee, will consider the resignation offer and a range of possible responses and will act on the Nominating and Corporate Governance Committee’s recommendation within 90 days following certification of the shareholder vote. In addition, as part of its overall Board-approved director education program, First Horizon conducted a series of on-site programs for directors on corporate governance topics. The Board also revised the process it uses for the conduct of individual director performance evaluations. Finally, our non-management directors adopted a process to improve the handling of communications to directors from interested parties.

Under our bylaws, First Horizon is managed under the direction of and all corporate powers are exercised by or under the authority of our Board of Directors. Our Board of Directors currently has twelve members. All of our directors are also directors of First Tennessee Bank National Association (the “Bank” or “FTB”). The Bank is our principal operating subsidiary. The Board has four standing committees: the Credit Policy & Executive Committee, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, which are described in more detail beginning on page 6.

Independence and Categorical Standards

Independence. Our common stock is listed on the NYSE. The NYSE listing standards require a majority of our directors and all of the members of the Compensation Committee, the Nominating and Corporate Governance Committee and the Audit Committee of the Board of Directors to be “independent.” Under these standards, our Board of Directors is required to affirmatively determine that a director has no material relationship with the Corporation for that director to qualify as independent. In order to assist in making independence determinations, the Board, as permitted by the NYSE standards and upon the recommendation of the Nominating and Corporate Governance Committee, has adopted the categorical standards set forth below. In making its independence determinations, each of the Board and the Nominating and Corporate Governance Committee considered all relationships between each director and the Corporation, including those that fall within the categorical standards. Based on its review and the application of the categorical standards, the Board, upon the recommendation of the Nominating and Corporate Governance Committee, determined that eight out of nine of the current non-employee directors (Messrs. Blattberg, Cooper, Haslam, Martin, Reed, and Yancy and Mesdames Palmer and Sammons) are independent under the NYSE listing standards. The Board also determined, upon the recommendation of the Nominating and Corporate Governance Committee, that Jonathan P. Ward, who left the Board in January 2007, was independent under the NYSE standards during the time that he served as a director and that Michael D. Rose, who became our Chairman of the Board and an executive officer in January 2007, was independent prior to becoming Chairman of the Board. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board determined that one current non-employee director, William B. Sansom, is not independent under the NYSE listing standards because interest and fees paid during 2005 in connection with loans made to a family limited partnership that he controls exceeded the $1 million/2% threshold set forth in the NYSE listing standards. These loans were made in the ordinary course of business on non-preferential terms and in compliance with all applicable banking laws and were approved by a unanimous vote of the Board in which Mr. Sansom did not participate. The Nominating and Corporate Governance Committee and the Board considered this matter in connection with their decision to renominate Mr. Sansom for election at the 2006 shareholders’ meeting and determined that, in light of Mr. Sansom’s qualifications and experience, it was in the best interest of the Corporation and the shareholders to renominate him. The categorical standards established by the Board (as revised to date) are set forth below, are attached to this proxy statement at Appendix C and are also available on our website at www.fhnc.com under the “Corporate Governance” heading in the “Investor Relations” area.

With respect to each director who is identified above as independent under the NYSE listing standards, the Board considered the following types or categories of transactions, relationships or arrangements in determining the director’s independence under the NYSE standards and our categorical standards.

•

Provision by the Corporation or its subsidiaries, in the ordinary course of business and on substantially the same terms and conditions as those prevailing at the time for comparable transactions with non-affiliated persons, of the following banking and financial services and services incidental thereto to directors, their immediate family members and/or to entities with which directors or their immediate family members are affiliated: deposit accounts; repurchase agreements; cash management services; loans (including mortgage loans), credit cards and other lines of credit; investment management; broker/dealer services; trust services; insurance brokerage; safe deposit boxes; merchant card processing; pay card services; currency exchange; and marketing of products and services via statement inserts.

•

Provision by an entity affiliated with a director or his or her immediate family member, in the ordinary course of business and on substantially the same terms and conditions as those prevailing at the time for comparable transactions with non-affiliated persons, of the following products and services to the Corporation or its subsidiaries: food service; beverages; fuel; hotel lodging for business travel by employees of the Corporation; venues for holding seminars and corporate functions; sponsorship of seminars attended by Corporation employees; cleaning and other property maintenance services.

•	Charitable contributions by the Corporation, its subsidiaries or the First Horizon Foundation to charitable organizations with which a director or immediate family member is affiliated.

•	Employment by the Corporation in a non-executive position of an immediate family member of a director.

Categorical Standards. Each of the following relationships between the Corporation and its subsidiaries, on the one hand, and a director, an immediate family member of a director, or a company or other entity as to which the director or an immediate family member is a director, executive officer, employee or shareholder (or holds a similar position), on the other hand, will be deemed to be immaterial and therefore will not preclude a determination by the Board of Directors that the director is independent for purposes of the NYSE listing standards:

1.

Depository and other banking and financial services relationships (excluding extensions of credit which are covered in paragraph 2), including transfer agent, registrar, indenture trustee, other trust and fiduciary services, personal banking, capital markets, investment banking, equity research, asset management, investment management, custodian, securities brokerage, financial planning, cash management, insurance brokerage, broker/dealer, express processing, merchant processing, bill payment processing, check clearing, credit card and other similar services, provided that the relationship is in the ordinary course of business and on substantially the same terms and conditions as those prevailing at the time for comparable transactions with non-affiliated persons.

2.

An extension of credit, provided that, at the time of the initial approval of the extension of credit as to (1), (2) and (3), (1) such extension of credit was in the ordinary course of business, (2) such extension of credit was made in compliance with applicable law, including Regulation O of the Federal Reserve, Section 23A and 23B of the Federal Reserve Act and Section 13(k) of the Securities and Exchange Act of 1934, (3) such extension of credit was on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons, (4) a determination is made annually that if the extension of credit was not made or was terminated in the ordinary course of business, in accordance with its terms, such action would not reasonably be expected to have a material adverse effect on the financial condition, income statement or business of the borrower, and (5) no event of default has occurred.

3.

Contributions (other than mandatory matching contributions) made by the Corporation or any of its subsidiaries or First Horizon Foundation to a charitable organization as to which the director is an executive officer, director, or trustee or holds a similar position or as to which an immediate family member of the director is an executive officer; provided that the amount of the contributions to the charitable organization in a fiscal year does not exceed the greater of $500,000 or 2% of the charitable organization’s consolidated gross revenue (based on the charitable organization’s latest available income statement).

4.

Vendor or other business relationships (excluding banking and financial services relationships and extensions of credit covered by paragraph 1 or 2 above), provided that the relationship is in the ordinary course of business and on substantially the same terms and conditions as those prevailing at the time for comparable transactions with non-affiliated persons.

5.	All compensation and benefits provided to non-employee directors for service as a director.

6.

All compensation and benefits provided in the ordinary course of business to an immediate family member of a director for services to the Corporation or any of its subsidiaries as long as such immediate family member is compensated comparably to similarly situated employees and is not an executive officer of the Corporation or based on salary and bonus within the top 1,000 most highly compensated employees of the Corporation.

Excluded from relationships considered by the Board is any relationship (except contributions included in category 3) between the Corporation and its subsidiaries, on the one hand, and a company or other entity as to which the director or an immediate family member is a director or, in the case of an immediate family member, an employee (but not an executive officer or significant shareholder), on the other hand.

The fact that a particular relationship or transaction is not addressed by these standards or exceeds the thresholds in these standards does not create a presumption that the director is or is not independent.

The following definitions apply to the categorical standards listed above:

“Corporation” means First Horizon National Corporation and its consolidated subsidiaries.

“Executive Officer” means an entity’s president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice president of the entity in charge of a principal business unit, division or function, any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the entity.

“Immediate family members” of a director means the director’s spouse, parents, children, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law, sisters-in-law and anyone (other than domestic employees) who shares the director’s home.

“Significant shareholder” means a passive investor [meaning a person who is not in control of the entity] who beneficially owns more than 10% of the outstanding equity, partnership or membership interests of an entity. “Beneficial ownership” will be determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.

Composition of Board Committees

The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are each composed of directors who are independent, as defined in the previous section. The membership of each of the Board’s standing committees is set forth in the table below.

Name of Director	Credit Policy & Executive Committee	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Gerald L. Baker*	X

Robert C. Blattberg			X	C

Simon F. Cooper		X

J. Kenneth Glass**	(C) (1-29-07)

James A. Haslam, III			X

R. Brad Martin	X		C

Vicki R. Palmer		C

Colin V. Reed		X		X

Michael D. Rose	C			(X) (1-29-07)

Mary F. Sammons		(X) (1-16-07)	X	X

William B. Sansom	X

Jonathan P. Ward***		(X) (4-18-06)	(X) (1-16-07)	(X) (1-16-07)

Luke Yancy III		X

X = Committee member.
C = Committee chairperson.

(C)	=

Served as the committee chairperson during 2006 but is no longer serving as chairperson or as a member of such committee. Date in parentheses indicates when service as chairperson and a member of such committee ended.

(X)	=	Served as a committee member during 2006 but is no longer serving on such committee. Date in parentheses indicates when service on such committee ended.

     * Appointed as a director on January 29, 2007.
   ** Scheduled to retire as a director as of the shareholders’ meeting on April 17, 2007.
*** Ceased serving as a director in January 2007.

The Credit Policy & Executive Committee

The Credit Policy & Executive Committee was established by our Board of Directors and operates under a written charter. As a credit policy committee, the Committee monitors the quality, liquidity, and concentrations of credit extended by First Horizon and by its affiliates (with direct oversight responsibility with respect to the validation of credit quality as described below) and approves upon the recommendation of management such credit policy and controls as may be deemed necessary for the preservation of a sound loan portfolio consistent with overall corporate objectives, provided that any changes to credit policy made by the Committee must be reported to the Board of Directors. However, the Committee is not authorized to act in place of the Board with respect to matters specifically required by credit policy to be acted upon by the Board. The Committee’s charter was amended in January 2007 to strengthen the independence of the loan review function by providing that the Committee is to have direct oversight of this function, including direct reporting to the Committee by the officer responsible for the loan review function. As an executive committee, the Committee is authorized and empowered to exercise during the intervals between meetings of the Board all authority of the Board of Directors, except as prohibited by applicable law and provided that it may not approve acquisitions, divestitures or the entry into definitive agreements (not in the ordinary course of business) where the purchase or sale price or transaction amount exceeds $100 million. Also, no authority has been delegated to the Committee in its charter to approve any acquisition involving the issuance of our stock. The charter is currently available on our website at www.fhnc.com under the “Corporate Governance” heading in the “Investor Relations” area. Paper copies are available to shareholders upon request to the Corporate Secretary.

The Audit Committee

In General. The Audit Committee was established by our Board of Directors and operates under a written charter, which is attached to this proxy statement at pages D-1 through D-5 of Appendix D and which was last amended and restated in 2004. The charter is also available on our website at www.fhnc.com under the “Corporate Governance” heading in the “Investor Relations” area. Paper copies are available to shareholders upon request to the Corporate Secretary.

Subject to the limitations and provisions of its charter, the Committee assists our Board in its oversight of our accounting and financial reporting principles and policies, internal audit controls and procedures, the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the independent auditor and our internal audit function. The Committee is directly responsible for the appointment (subject, if applicable, to shareholder ratification), retention, compensation and termination of the independent auditor as well as for overseeing the work of and evaluating the independent auditor and its independence. The members of the Committee are themselves independent, as that term is defined in the NYSE listing standards (described above), and meet the additional independence requirements prescribed by Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the rules of the SEC promulgated thereunder. In addition, the Board of Directors has determined that all the members of the Committee are financially literate as required by the NYSE listing standards. The Audit Committee’s Report is included below.

Audit Committee Financial Expert. The Board of Directors has determined that Vicki R. Palmer (chairperson of the Audit Committee), is an audit committee financial expert, as that term is defined in Item 401(h) of SEC Regulation S-K. After receiving her B.A. in economics and business administration from Rhodes College and her M.B.A. in finance from The University of Memphis, Ms. Palmer was employed as a commercial loan officer with the Bank, where she was trained in and worked daily in evaluating financial statements of corporate customers in connection with their credit applications. In 1978, she joined Federal Express Corporation as Manager of Corporate Finance, and her major areas of responsibility included debt financing, cash management and pension asset management. Ms. Palmer joined The Coca-Cola Company in 1983 as Manager of Pension Investments, thus becoming responsible for the company’s worldwide pension assets. Upon moving to Coca-Cola Enterprises, Inc. (“CCE”) in 1986, she was involved at the inception of the company with the evaluation of company-wide financial results and the establishment of internal controls. Until January 2004, Ms. Palmer served as Senior Vice President, Treasurer and Special Assistant to the CEO. In this position, she was responsible for management of CCE’s $12 billion multi-currency debt portfolio; its $2.5 billion pension plan and 401(k) plan investments; currency management; global cash management; and commercial and investment banking relationships. Effective in January 2004, she became Executive Vice President, Financial Services and Administration, and is now responsible for overseeing treasury, pension and retirement benefits, asset management, internal audit and risk management. Ms. Palmer also served for over ten years on CCE’s Financial Reporting Committee, which reviews the company’s financial statements and deals periodically with accounting issues, and she currently supervises the treasurer who serves on this committee. She is a member of CCE’s Risk Committee, which is charged with establishing policy and internal controls for hedging and financial and non-financial derivatives. In addition, she serves on CCE’s Senior Executive Committee and has oversight responsibility for CCE’s enterprise-wide risk assessment process. She was a member of our Audit Committee from January 1995 to April 1999 and chaired the Committee from April 1996 to April 1999, and she returned to that Committee as chairperson in April 2003. She is also a member of the audit committee of another public company, Haverty Furniture Companies Inc.

The Board of Directors has also determined that Colin V. Reed, a member of the Audit Committee, is an audit committee financial expert, as that term is defined in Item 401(h) of SEC Regulation S-K. Mr. Reed spent several years early in his career as assistant chief accountant and chief accountant, respectively, at a life insurance and investment banking company and a large hotel in England. He went on to spend eight years with Holiday Inns, initially as U.K. financial controller and ultimately as CFO for the company’s European, Middle East and African operations. He moved to the U.S. in the 1980s to assist with the leveraged recapitalization of that company that ended in the sale of Holiday Inns, the formation of Promus Companies and the subsequent split of Promus from

Harrah’s Entertainment, Inc. Mr. Reed then became CFO and a member of the three person executive committee of Harrah’s. He currently serves as CEO of Gaylord Entertainment Company. Mr. Reed is a fellow of the British Association of Hotel Accountants.

Both Ms. Palmer and Mr. Reed meet in all respects the independence requirements of the NYSE and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the rules of the SEC promulgated thereunder.

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings by reference, including this proxy statement, in whole or in part, the following Audit Committee Report, the Audit Committee Charter attached at pages D-1 through D-5 of Appendix D hereto, and the statements regarding the independence of the members of the Committee shall not be incorporated by reference into any such filings.

Audit Committee Report. The role of the Audit Committee (“Committee”) is (1) to assist First Horizon’s Board of Directors in its oversight of (a) the Corporation’s accounting and financial reporting principles and policies and internal audit controls and procedures, (b) the integrity of its financial statements, (c) its compliance with legal and regulatory requirements, (d) the independent auditor’s qualifications and independence, and (e) the performance of the independent auditor and internal audit function; and (2) to prepare this report to be included in First Horizon’s annual proxy statement pursuant to the proxy rules of the SEC. The Committee operates pursuant to a charter that was last amended and restated by the Board in 2004. As set forth in the Committee’s charter, management of First Horizon is responsible for preparation, presentation and integrity of the Corporation’s financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures to provide for compliance with accounting standards and applicable laws and regulations, and the internal auditor is responsible for testing such internal controls and procedures. The independent auditor is responsible for planning and carrying out a proper audit of the Corporation’s annual financial statements, reviews of the Corporation’s quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures, including an attestation of management’s report on internal control over financial reporting.

In the performance of its oversight function, the Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee has also discussed with the Chief Executive Officer and Chief Financial Officer their respective certifications that are to be included in First Horizon’s Annual Report on Form 10-K for the year ended December 31, 2006. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, has adopted an audit and non-audit services pre-approval policy and considered whether the provision of non-audit services by the independent auditors to First Horizon is compatible with maintaining the auditor’s independence and has discussed with the auditors the auditors’ independence.

While the Board of Directors has determined that each member of the Audit Committee has the broad level of general financial experience required to serve on the Committee and that Ms. Palmer and Mr. Reed are audit committee financial experts as that term is defined in Item 401(h) of Regulation S-K, none of the members of the Committee currently devotes specific attention to the narrower fields of auditing or accounting or is professionally engaged in the practice of auditing or accounting, nor are they performing the functions of auditors or accountants, nor are they experts in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions referred to above do not assure that the audit of First Horizon’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that First Horizon’s auditors are in fact “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Committee’s charter, the Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2006, to be filed with the SEC.

Submitted by the Audit Committee of our Board of Directors.

Audit Committee

Vicki R. Palmer, Chairperson Simon F. Cooper Colin V. Reed
Luke Yancy III

The Nominating and Corporate Governance Committee

In General. The Nominating and Corporate Governance Committee operates under a written charter, which is attached to this proxy statement as Appendix E. The charter is also available on our website at www.fhnc.com under the “Corporate Governance” heading in the “Investor Relations” area. Paper copies are available to shareholders upon request to the Corporate Secretary. The purposes of the Nominating and Corporate Governance Committee are (1) to identify and recommend to the Board individuals for nomination as members of the Board and its committees, (2) to develop and recommend to the Board a set of corporate governance principles applicable to the Corporation, and (3) to oversee the evaluation of the Board and management. The Committee also makes recommendations to the Board of Directors with respect to director compensation; its processes and procedures for doing so are described below.

Nominations of Directors. With respect to the nominating process, the Nominating and Corporate Governance Committee discusses and evaluates possible candidates in detail and suggests individuals to explore in more depth. The Committee recommends new nominees for the position of independent director based on the following criteria:

•	Personal qualities and characteristics, experience, accomplishments and reputation in the business community.

•	Current knowledge and contacts in the communities in which the Corporation does business and in the Corporation’s industry or other industries relevant to the Corporation’s business.

•	Diversity of viewpoints, background, experience and other demographics.

•	Ability and willingness to commit adequate time to Board and committee matters.

•	The fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective and responsive to its duties and responsibilities.

The Nominating and Corporate Governance Committee does not set specific, minimum qualifications that nominees must meet in order for the Committee to recommend them to the Board of Directors, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Corporation and the composition of the Board of Directors.

Once a candidate is identified whom the Committee wants seriously to consider and move toward nomination, the Chairman of the Board, the Chief Executive Officer and/or other directors as the Committee determines will enter into a discussion with that nominee.

Shareholder Recommendations of Director Nominees. The Nominating and Corporate Governance Committee will consider individuals recommended by shareholders as director nominees, and any such individual is given appropriate consideration in the same manner as individuals recommended by the Committee. Shareholders who wish to submit individuals for consideration by the Nominating and Corporate Governance Committee as director nominees may do so by submitting in writing such individuals’ names in compliance with the procedures and along with the other information required by our Bylaws (as described below), to the Chairperson of the Nominating and Corporate Governance Committee, in care of the Corporate Secretary. Our Bylaws require that to be timely, a shareholder’s nomination must be delivered to or mailed and received at our principal executive offices not less than 90 days nor more than 120 days prior to the date of the meeting. However, if fewer than 100 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, a nomination by a shareholder to be timely must be so delivered or received not later than the close of business on the 10th day following the earlier of (i) the day on which such notice of the date of such meeting was mailed or (ii) the day on which such public disclosure was made. A shareholder’s nomination must state:

•	the name of the shareholder’s nominee and the reasons for the nomination;

•	the name and address, as they appear on our books, of the shareholder making the nomination and any other shareholders known by such shareholder to be supporting the nomination;

•

the class and number of shares of our stock which are beneficially owned by such shareholder on the date of shareholder’s nomination and by any other shareholders known by the nominating shareholder to be supporting the nomination on the date of such shareholder’s nomination; and

•	any material interest of the shareholder in the nomination.

Processes and Procedures Regarding Director Compensation. The charter of the Nominating and Corporate Governance Committee gives the Committee the authority to make recommendations to the Board concerning compensation for directors. The Committee may not delegate this authority to any other persons. The Committee generally conducts a review of the Corporation’s director compensation program once every three years. Director compensation is reviewed and considered by management and recommended to the Committee, either as a short list of alternatives or as single-item recommendations. In general, management uses a consultant in formulating many of its recommendations, both for advice in designing director compensation and as a source of peer-company data. Management also prepares various presentations, analyses, tally sheets, and other tools for the Committee to use in considering director compensation decisions. In 2006, management used Mercer Human Resource Consulting in making recommendations for changes to the director compensation program. The material elements of management’s engagement of Mercer are described below under the heading “The Compensation Committee—Processes and Procedures Regarding Executive Compensation.”

The Compensation Committee

In General. The Compensation Committee operates under a written charter that was last amended and restated by the Board of Directors in 2004 and is attached to this proxy statement as Appendix F. The charter is also available on our website at www.fhnc.com under the “Corporate Governance” heading in the “Investor Relations” area. Paper copies are available to shareholders upon request to the Corporate Secretary.

The purposes of the Compensation Committee are (1) to discharge the Board’s responsibilities relating to the compensation of our executive officers, (2) to produce an annual report on executive compensation for inclusion in our proxy statement, in accordance with the rules and regulations of the SEC [the current report is set forth below], (3) to identify and recommend to the Board individuals for appointment as officers, (4) to evaluate our management, and (5) to carry out certain other duties as set forth in the Committee’s charter.

Most of our executive compensation plans specify that they will be administered by a committee. The Committee’s charter provides that the Committee will administer plan-committee functions under our various executive-level compensation plans. Under the charter, at least two members of the Committee must be “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and at least two members of the Committee must be “non-employee directors” for purposes of Section 16 of the Securities Exchange Act of 1934. Many of our plans have similar provisions concerning their respective plan committees. The charter stipulates that if a Committee member is disqualified under one or the other of those tests, then that member must recuse him- or herself from participating in decisions impacted by the relevant test. In that situation, the remaining members would constitute the Committee for that action. On occasion, in connection with a specific action, a Committee member may feel that his or her qualification under one of those tests may be in doubt for some reason; in that case, the member may elect recusal to avoid any risk of possible disqualification.

Processes and Procedures Regarding Executive Compensation. The charter of the Compensation Committee provides that the Committee has the authority to review and approve corporate goals and objectives relevant to the compensation of the CEO, evaluate the performance of the CEO in light of those goals and objectives, and set the CEO’s compensation level based on this evaluation and to fix the compensation, including bonus and other compensation and any severance or similar termination payments, of executive officers. The Committee also has the authority, pursuant to its charter, to make recommendations to the Board concerning the adoption or amendment of employee benefit plans, management compensation plans, incentive compensation plans and equity-based plans, including plans applicable to executive officers. The Committee may not delegate any of the authority described in this paragraph to any other persons.

Management uses national compensation consulting firms to provide advice with respect to executive compensation matters. Management also uses a number of other specialist firms to provide data relevant to specific needs such as funding for nonqualified deferred compensation and any special compensation arrangements that are unique to specific business units such as the capital markets and the mortgage industries. In other cases, nationally-recognized law firms are engaged to provide advice on compliance with new laws, administration of stock plans, and design of severance agreements. The consultants provide competitive data/trends, keep management informed of best practices and work with management to develop programs that permit the Corporation to attract and retain the talent needed. Management engaged Mercer Human Resource Consulting in 2006 as its primary advisor for executive compensation matters. Among other things, management directed Mercer to provide objective advice to management, the Committee and the Board on executive and director compensation, to provide expertise in executive and director compensation design, market practices in our industry and data to support recommendations, and to ensure timely reports to management and the Committee on all critical accounting, tax, securities law and market trends relating to executive and director compensation.

In 2006, the Compensation Committee re-engaged Frederic W. Cook & Co., Inc. to provide it with independent analysis and advice on all compensation-related matters. Among other things, the independent consultant from that firm assists the Committee in its reviews of compensation program actions recommended by management, reviewing the chosen peer group and survey data for competitive comparisons and advising the Committee on best practices and ideas for board governance of executive compensation. The Cook firm was specifically directed to undertake no work on behalf of management except at the request of the Committee chairperson on behalf of the Committee, and the firm has no other relationships with the Corporation or management.

The Committee generally determines the CEO’s salary on an annual basis in executive session independent of management. That determination is based on a review of the CEO’s personal plan results for the prior year, along with peer CEO salary data provided by management’s compensation consultant and a summary of the impact that each alternative salary action would cause. The CEO is not involved in the determination of his own salary.

Our CEO recommends to the Committee salary levels for the executive officers other than himself. Other compensation matters (bonus, equity awards, etc.) involving executives are considered and reviewed by management, including the CEO, and recommended to the Committee, either as a short list of alternatives or as single-item recommendations. Management uses a consultant in formulating many of its recommendations, both for advice and as a source of peer-company data. Management also prepares various presentations, analyses, forecasts, tally sheets, and other tools for the Committee to use in considering compensation decisions during the year.

Management monitors and considers new or modified benefit programs used by other companies, or needed within our company, to attract and retain key employees. Recommendations are presented by management to the Committee for review and discussion. The CEO ultimately oversees these management processes. New benefit plans, or significant amendments to existing plans, typically are approved by the full Board based on recommendations from the Committee; however, modifications to our change in control program are generally approved by the full Board based on recommendations from the Committee acting jointly with the Nominating and Corporate Governance Committee. Enrollment and other administrative actions associated with the benefit plans are handled mainly through third party vendors in accordance with the terms in the Board-approved plans. If executive-level exceptions are required for administration of the plans, such as approval of an early retirement, management generally reviews the facts of the situation and provides a recommendation to the Committee for approval.

The Committee conducted a comprehensive review of the Corporation’s executive compensation programs during 2006. During that review, management worked with the Committee and with Mercer. Key goals of that involvement were to ensure that management’s knowledge of the Corporation was understood by the Committee in the context of setting incentive programs and that the Committee had the benefit of management’s views regarding how the incentive and other compensation programs could be enhanced or improved. The Committee used the Cook firm to provide independent analysis and advice in connection with the 2006 review of all executive compensation programs. Both Mercer and the Cook firm provided management and the Committee with advice regarding possible changes needed to reflect current market conditions and incorporate current best practices.

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings by reference, including this proxy statement, in whole or in part, the following Compensation Committee Report shall not be incorporated by reference into any such filings.

Compensation Committee Report. The Compensation Committee of our Board of Directors has reviewed and discussed with management, among other things, the section of this proxy statement captioned “Compensation Discussion and Analysis” beginning on page 23. Based on that review and discussion, the Compensation Committee has recommended to our Board that the “Compensation Discussion and Analysis” section be included in this proxy statement.

Compensation Committee

R. Brad Martin, Chairperson Robert. C. Blattberg James A. Haslam, III Mary F. Sammons

Compensation Committee Interlocks and Insider Participation

Messrs. Blattberg, Haslam, Martin, and Ward, all non-employee directors, served as members of the Board of Director’s Compensation Committee during 2006, and Ms. Sammons, also a non-employee director, began serving as a Compensation Committee member in January 2007. Refer to the table in “Corporate Governance and Board Matters—Composition of Board Committees” above for additional committee information. No interlocking relationships existed with respect to any of the members of the Committee.

Board and Committee Meeting Attendance

During 2006, the Board of Directors held six meetings and took action by written consent twice. The Compensation Committee held eleven meetings and took action by written consent once. The Nominating and Corporate Governance Committee held six meetings, the Audit Committee held twelve meetings and the Credit Policy & Executive Committee held eight meetings. The average attendance at Board and committee meetings exceeded 96 percent. No director currently on our Board attended fewer than 75 percent of the meetings of the Board and the committees of the Board on which he or she served.

As set forth in our Corporate Governance Guidelines, our directors are expected to make every effort to attend every meeting of First Horizon’s shareholders. For the last 10 years, all of our directors have been in attendance at every annual meeting of shareholders, except for one director in 2004 and one director in 1999.

Executive Sessions

To ensure free and open discussion and communication among the non-management directors of the Board and its committees, our Corporate Governance Guidelines provide that the non-management directors will meet in regularly scheduled executive sessions and as often as the Board shall request, with no members of management present. During 2006, the non-management directors met five times in executive session of the Board. Our Corporate Governance Guidelines also provide that if any non-management directors are not independent under NYSE listing standards, the independent, non- management directors will meet in executive session at least once a year. During 2006, our independent, non-management directors met in executive session twice. The Chairperson of the Nominating and Corporate Governance Committee, currently Dr. Blattberg, presides at the executive sessions of the Board.

Communication with the Board of Directors

Shareholders desiring to communicate with the Board of Directors on matters other than director nominations should submit their communication in writing to the Chairperson of the Nominating and Corporate Governance Committee, c/o Corporate Secretary, First Horizon National Corporation, 165 Madison Avenue, Memphis, Tennessee 38103, and identify themselves as a shareholder. The Corporate Secretary will forward all communications to the

Chairperson for a determination as to how to proceed. Other interested parties desiring to communicate with the Board of Directors should submit their communication in the same manner.

Procedures for the Approval, Monitoring, and Ratification of Related Party Transactions

The Audit Committee of the Board has adopted procedures for the approval, monitoring, and ratification of transactions between First Horizon, on the one hand, and our directors, executive officers or 5% shareholders, their immediate family members, their affiliated entities and their immediate family members’ affiliated entities, on the other hand. A copy of our procedures is available on our website at www.fhnc.com under the “Corporate Governance” heading in the “Investor Relations” area. Our procedures require management to submit any proposed “related party transaction” (defined as a transaction that is required to be disclosed in our proxy statement pursuant to the requirements of Item 404(a) of Regulation S-K promulgated by the SEC) or amendment to an existing related party transaction to the Audit Committee for approval or ratification. In some cases, the matter may be determined by the Chair of the Audit Committee. In considering whether to approve a given transaction, the Audit Committee (or Chair) must consider:

•

whether the terms of the related party transaction are fair to First Horizon and on terms at least as favorable as would apply if the other party was not or did not have an affiliation with a director or executive officer of First Horizon;

•	whether First Horizon is currently engaged in other related party transactions with the related party at issue or other related parties of the same director or executive officer;

•	whether there are demonstrable business reasons for First Horizon to enter into the related party transaction;

•	whether the related party transaction would impair the independence of a director; and

•

whether the related party transaction would present an improper conflict of interest for any director or executive officer of First Horizon, taking into account the size of the transaction, the overall financial position of the director or executive officer, the direct or indirect nature of the interest of the director or executive officer in the transaction, the ongoing nature of any proposed relationship, and any other factors the Audit Committee deems relevant.

Transactions with Related Persons

The Bank and its subsidiaries have entered into lending transactions in the ordinary course of business with our executive officers, directors, nominees, and their associates, and they expect to have such transactions in the future. Such transactions have been on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others and have not involved more than the normal risk of collectibility or presented other unfavorable features. From time to time, the Bank and its broker-dealer subsidiaries may sell securities either as agent or as principal to, and the Bank and its subsidiaries have other banking transactions (including but not limited to deposit accounts and loan-related interest rate swaps) with, our executive officers and directors and their associates in the ordinary course of business on terms substantially similar to those available to members of the general public. Our executive officers and directors do not derive any special benefits from such transactions.

During 2006, the Bank made lease payments on one of its branches to Lacey Mosby & Sons, Inc., a business in which an equity investment is owned by Marlin L. Mosby, Jr., the father of Marlin L. Mosby, III, who was designated as an executive officer of First Horizon in October 2002. The lease, which was an arm’s length transaction at market rates, was entered into in 1997, has a 30 year term, provides for monthly payments of $3,000, increasing in increments to $7,000 per month in 2018, and has renewal options. The Bank has leased this location or an adjacent property from this business for over 30 years.

STOCK OWNERSHIP INFORMATION

As of December 31, 2006, there were 7,818 shareholders of record of our common stock. To our knowledge, there were two persons who owned beneficially, as that term is defined by Rule 13d-3 of the Securities Exchange Act of 1934, more than five percent (5%) of our common stock as of December 31, 2006. Certain information concerning beneficial ownership of our common stock by those persons‘as of December 31, 2006 is set forth in the following table:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Barclays Global	6,777,000	5.45%
T. Rowe Price Associates, Inc.	7,486,616	6.0%

The information in the table above with respect to Barclays Global is based on information set forth in Schedule 13G, filed with the Securities and Exchange Commission on January 31, 2007 jointly by Barclays Global Investors, NA (“BGINA”), 45 Fremont Street, San Francisco, California 94105, Barclays Global Fund Advisors (“BGFA”), 45 Fremont Street, San Francisco, California 94105, Barclays Global Investors, LTD (“BGLTD”), 1 Royal Mint Court, London, EC3N 4HH, and Barclays Global Investors Japan Trust and Banking Company Limited (“BGIJTBC”), Ebisu Prime Square Tower 8th Floor, 1-1-39 Hiroo Shibuya-Ku, Tokyo 150-0012 Japan. According to this Schedule 13G, BGINA has sole voting power with respect to 2,288,251 shares and sole dispositive power with respect to 2,894,002 shares; BGFA has sole voting power with respect to 3,372,455 shares and sole dispositive power with respect to 3,379,884 shares; BGILTD has sole voting power and sole dispositive power with respect to 374,843 shares; and BGIJTBC has sole voting power and sole dispositive power with respect to 117,387 shares.

The information in the table above with respect to T. Rowe Price Associates, Inc. (“TRP”) is based on information set forth in Schedule 13G, filed with the Securities and Exchange Commission on February 13, 2007 by TRP, 100 E. Pratt Street, Baltimore, Maryland 21202. According to this Schedule 13G, TRP has sole voting power with respect to 1,357,301 shares and sole dispositive power with respect to 7,486,616 shares.

The following table sets forth certain information as of December 31, 2006, concerning beneficial ownership of our common stock by each director and nominee, each executive officer named in the Summary Compensation Table, and directors and executive officers as a group:

Stock Ownership Table

Name of Beneficial Owner	Shares Beneficially Owned(1)	Stock Units in Deferral Accounts(2)	Total and Percent Of Class(3)
Gerald L. Baker	134,421(5)		134,421
Robert C. Blattberg	45,272(4)		45,272
Charles G. Burkett	168,112(5)		168,112
Simon F. Cooper	8,100(4)		8,100
J. Kenneth Glass(6)	1,134,847(5)	86,853	1,221,700
James A. Haslam, III	65,915(4)		65,915
Jim L. Hughes(6)	512,971(5)	12,945	525,916
Peter F. Makowiecki	49,030(5)		49,030
Larry B. Martin(6)	126,703(5)	19,535	146,238
R. Brad Martin	372,170(4)		372,170
Marlin L. Mosby, III	33,539(5)		33,539
Vicki R. Palmer	84,450(4)		84,450
Colin V. Reed	13,100(4)		13,100
Michael D. Rose	113,897(4)		113,897
Mary F. Sammons	10,516(4)		10,516
William B. Sansom	108,049(4)		108,049
Jonathan P. Ward(6)	12,241(4)		12,241
Luke Yancy III	20,193(4)		20,193
Directors and Executive Officers as a Group (26 persons)	4,173,322(5)	195,007	4,368,329

(1)

The respective directors, nominees and officers have sole voting and investment powers with respect to all of such shares except as specified in notes (4) and (5). Amounts in the second column do not include stock units in the third column. No shares shown in this table have been pledged as security by any of our directors or executive officers.

(2)

Prior to January 2005, our stock option program and our restricted stock incentive plan permitted participants to defer receipt of shares upon the exercise of options and receipt of shares prior to the lapsing of restrictions imposed on restricted stock awards, respectively. Amounts in the third column reflect the number of shares deferred under these two programs that a participant has the right to receive on a future date. These shares are not currently issued and are not considered to be beneficially owned for purposes of Rule 13d-3, but are reflected in a deferral account on our books as phantom stock units or restricted stock units.

(3)

No individual director, nominee or executive officer beneficially owns more than one (1%) percent of our common stock that is outstanding. The percentage of common stock outstanding owned by the director and executive officer group (3.4%) includes stock units. The percentage would be 3.3% with stock units excluded.

(4)

Includes the following shares of restricted stock with respect to which the non-employee director possesses sole voting power, but no investment power: Dr. Blattberg—3,200; Mr. Cooper—7,200; Mr. Haslam—2,000; Mr. R.B. Martin—5,600; Ms. Palmer—5,600; Mr. Reed—8,000; Mr. Rose—800; Ms. Sammons—5,600; Mr. Sansom—2,400; Mr. Ward—5,600; and Mr. Yancy—4,400. Includes the following shares as to which the named non-employee directors have the right to acquire beneficial ownership through the exercise of stock options granted under our director plans, all of which are 100% vested or will have vested within 60 days of December 31, 2006: Dr. Blattberg—34,512; Mr. Cooper—0; Mr. Haslam—47,253; Mr. R.B. Martin—39,220; Ms. Palmer—73,542; Mr. Reed—0; Mr. Rose—38,150; Ms. Sammons—2,493; Mr. Sansom—88,409; Mr. Ward—3,767; and Mr. Yancy—10,634. Mr. Rose became our Chairman of the Board and an executive officer (thus ceasing to be a non-employee director) on January 29, 2007.

(5)

Includes the following shares of restricted stock with respect to which the named person or group has sole voting power but no investment power: Mr. Baker—47,115; Mr. Burkett—37,831; Mr. Glass—133,894; Mr. Hughes—36,131; Mr. Makowiecki—12,451; Mr. L. Martin—0; Mr. Mosby—18,982; and the director and executive officer group—477,657. Includes the following shares as to which the named person or group has the right to acquire beneficial ownership through the exercise of stock options granted under our stock option plans, all of which are 100% vested or will have vested within 60 days of December 31, 2006: Mr. Baker—70,114; Mr. Burkett—68,660; Mr. Glass—712,089; Mr. Hughes—286,392; Mr. Makowiecki—34,908; Mr. L. Martin—88,513; Mr. Mosby—10,056; and the director and executive officer group—2,194,615. Also includes shares held at December 31, 2006 in 401(k) Savings Plan accounts.

(6)

Mr. Glass, Mr. Hughes, and Mr. L. Martin ceased to be executive officers as of January 29, 2007, July 18, 2006 and June 30, 2006, respectively, and Mr. Ward ceased to be a director as of January 16, 2007. Mr. Glass will remain an employee of First Horizon until April 17, 2007, when he is scheduled to retire completely.

VOTE ITEM NO. 1—ELECTION OF DIRECTORS

The Board of Directors is divided into three classes. The term of office of each class expires in successive years. The term of the Class II directors expires at this annual meeting. The terms of the Class I and Class III directors expire at the 2009 and 2008 annual meetings, respectively. The Board of Directors proposes the election of three Class II directors and one Class I director, each of whom is an incumbent. The Class I director, Mr. Baker, was elected by the Board of Directors in January 2007, and his term, under Tennessee law, expires at the next annual meeting of shareholders following his election by the Board. Each Class II director elected at the meeting will hold office until the 2010 annual meeting of shareholders or until his or her successor is elected and qualified, and Mr. Baker will hold office until the 2009 annual meeting of shareholders or until his successor is elected and qualified.

If any nominee proposed by the Board of Directors is unable to accept election, which the Board of Directors has no reason to anticipate, the persons named in the enclosed form of proxy will vote for the election of such other persons as directed by the Board, unless the Board decides to reduce the number of directors pursuant to the Bylaws.

We have provided below certain information about the nominees and directors (including age, current principal occupation, which has continued for at least five years unless otherwise indicated, name and principal business of the organization in which his or her occupation is carried on, directorships in other reporting companies, and year first elected to our Board). All of our directors are also directors of the Bank. Director committee appointments are disclosed in a table on page 6 of the “Corporate Governance and Board Matters—Composition of Board Committees” section of this proxy statement above.

NOMINEES FOR DIRECTOR
Class II
For a Three-Year Term Expiring at 2010 Annual Meeting

ROBERT C. BLATTBERG (64) is the Polk Brothers Distinguished Professor of Retailing, J. L. Kellogg Graduate School of Management, Northwestern University, Evanston, Illinois. Dr. Blattberg has been a director since 1984.

MICHAEL D. ROSE (65) was elected the Chairman of the Board of First Horizon and the Bank by the Board on January 29, 2007. He served as Chairman of Gaylord Entertainment Company from April 2001 to May 2005. Mr. Rose is a director of four other public companies, Gaylord Entertainment Company, Darden Restaurants, Inc., General Mills, Inc., and Stein Mart, Inc. Mr. Rose has been a director since 1984.

LUKE YANCY III (57) is President and Chief Executive Officer of Mid-South Minority Business Council, Memphis, Tennessee, a nonprofit organization that promotes minority and women business enterprises. Prior to June 2000, Mr. Yancy was President, West Region, of AmSouth Bank and, prior to its acquisition by AmSouth in 1999, First American Bank. Mr. Yancy has been a director since 2001.

Class I
For the Remainder of a Three-Year Term Expiring at the 2009 Annual Meeting

GERALD L. BAKER (64) was elected the President and Chief Executive Officer and a director of First Horizon and the Bank by the Board on January 29, 2007. From November 2005 to January 29, 2007, Mr. Baker was Chief Operating Officer of First Horizon and the Bank. Prior to November 2005, Mr. Baker was Executive Vice President of First Horizon and the Bank and President—First Horizon Financial Services, and prior to January 2006, Mr. Baker was President—Mortgage Banking and President and Chief Executive Officer of First Horizon Home Loan Corporation.

CONTINUING DIRECTORS
Class I
Term Expiring at the 2009 Annual Meeting

R. BRAD MARTIN (55) is the Chairman of the Board of Saks Incorporated, Birmingham, Alabama, a retail merchandising company. Prior to January 2006, Mr. Martin was Chairman of the Board and Chief Executive Officer of Saks Incorporated. Mr. Martin is a director of two other public companies, Saks Incorporated and Harrah’s Entertainment, Inc. He has been a director since 1994.

VICKI R. PALMER (53) is Executive Vice President, Financial Services and Administration, Coca-Cola Enterprises Inc. (“CCE”), Atlanta, Georgia, a bottler of soft drink products. Prior to February 2004, Ms. Palmer served as Corporate Senior Vice President, Treasurer, and Special Assistant to the CEO of CCE. Ms. Palmer is a director of one other public company, Haverty Furniture Companies, Inc. She has been a director since 1993.

WILLIAM B. SANSOM (65) is Chairman of the Board and Chief Executive Officer of The H. T. Hackney Co., Knoxville, Tennessee, a wholesale food distribution firm serving the Southeast and Midwest. He is a director of two other public companies, Astec Industries, Inc. and the Tennessee Valley Authority. Mr. Sansom has been a director since 1984.

Class III
Term Expiring at 2008 Annual Meeting

SIMON F. COOPER (61) has been President and Chief Operating Officer of The Ritz-Carlton Hotel Company, L.L.C. and an executive officer of its parent company, Marriott International, Inc., Bethesda, Maryland, a worldwide operator and franchisor of hotels and related lodging facilities, since February 2001. Mr. Cooper has been a director of First Horizon since 2005.

JAMES A. HASLAM, III (53) is Chief Executive Officer of Pilot Travel Centers, LLC, Knoxville, Tennessee, a national operator of travel centers, and he is CEO of Pilot Corporation. Mr. Haslam is a director of one other public company, Ruby Tuesday, Inc. Mr. Haslam has been a director since 1996.

COLIN V. REED (59) is the Chairman of the Board, President and Chief Executive Officer of Gaylord Entertainment Company, Nashville, Tennessee, a diversified hospitality and entertainment company. Mr. Reed was elected Chairman of the Board in May 2005 and Chief Executive Officer in May 2001. Mr. Reed is a director of one other public company, Gaylord Entertainment Company. He has been a director since April 2006.

MARY F. SAMMONS (60) has been President and Chief Executive Officer of Rite Aid Corporation (“Rite Aid”), Camp Hill, Pennsylvania, a retail drug store chain, since June 2003, and she has been a member of the Rite Aid Board of Directors since December 1999. She served as President and Chief Operating Officer of Rite Aid from December 1999 to June 2003. Ms. Sammons has been a director since 2003.

The Board of Directors unanimously recommends that the shareholders vote for Item No. 1.

VOTE ITEM NO. 2—RE-APPROVAL OF OUR 2002 MANAGEMENT INCENTIVE PLAN, AS AMENDED

General

Under this vote item, we are asking our shareholders to re-approve the 2002 Management Incentive Plan, as amended (“MIP”), in its entirety for the purpose of extending and fully optimizing our ability to deduct for tax purposes the cost of the incentive awards provided under the MIP. Under current tax regulations, First Horizon’s shareholders must re-approve the MIP every five years so that incentive awards under the Plan continue to qualify as tax-deductible “performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Tax Code”). The MIP was last approved by our shareholders in 2002, and that approval will cease to be effective at the 2007 annual meeting. Re-approval of the plan in its entirety at the 2007 annual meeting will optimize First Horizon’s ability to deduct for tax purposes the cost of the incentive awards under the MIP. The MIP is attached to this proxy statement as Appendix A.

The following is a summary of the material features of the MIP and is qualified in its entirety by reference to the complete text of the MIP.

The MIP took effect as of January 1, 2002. The purpose of the plan is to provide a financial incentive for key executives to encourage and reward performance that furthers our growth, development and financial success and to enhance our ability to attract and retain key personnel. No new awards may be made under the Plan after December 31, 2012. The plan is administered by a committee designated by the Board, which is composed of at least two directors who are “non-employee directors” as defined for securities law purposes and “outside directors” as defined for purposes of the Tax Code. The Board has designated the Compensation Committee as the MIP Committee. See “The Compensation Committee—In General” beginning on page 10 and the Committee’s charter in Appendix F for additional information concerning the qualifications of Committee members in relation to the Plan. The Committee has full authority to interpret the plan, adopt rules and regulations for administration of the plan, subject to certain exceptions, select participants eligible to receive awards under the plan and the performance measures to be used for purposes of setting performance goals under the plan, establish performance goals and target awards (as those terms are defined below), and determine the extent to which First Horizon and the participants have achieved the goals applicable to them.

Senior officers of First Horizon or any of its subsidiaries are eligible to be selected for participation in the MIP. Fifteen individuals have been selected for participation in the plan for calendar year 2007, including all of our 12 current executive officers (except Mr. Rose) and all of the individuals (except Mr. Glass, Mr. L. Martin and Mr. Hughes) named in the Summary Compensation Table.

Awards will be paid to the participants in cash. If any participant is, or the Committee reasonably expects such a person to be, a “covered employee” for purposes of Section 162(m) of the Tax Code, then the maximum amount of any cash award that may be paid to the participant for any calendar year is $4,000,000.

For each calendar year the Committee will designate performance measures for use in determining awards. The term “performance measures” means one or more, or any combination, of the following First Horizon, subsidiary, operating unit, division, line of business, department, team or business unit financial performance measures: stock price, dividends, total shareholder return, earnings per share, market capitalization, book value, revenues, expenses, loans, deposits, noninterest income, net interest income, fee income, operating income before or after taxes, net income before or after taxes, net income before securities transactions, net or operating income excluding non-recurring charges, return on assets, return on equity, return on capital, cash flow, credit quality, service quality, market share, customer retention, efficiency ratio, strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures; and except in the case of a covered employee, any other performance criteria established by the Committee. Then, for each of the performance measures selected for the calendar year, the Committee will establish specific performance goals or targets against which actual performance is to be measured. Also, the Committee will designate for each participant the target award for the calendar year. The term “target award” means the award that the participant would receive for achievement of 100% of the performance goal for the calendar year, expressed as a percentage of a participant’s compensation. If a minimum threshold level of performance is not achieved, no award will be paid. The maximum award that may be paid for superior performance shall not exceed the lesser of 2 1/2 times the target award or $4,000,000 for any calendar year. The Committee retains the power to reduce or eliminate awards under the MIP and to determine whether an award will be paid under one or more of the performance measures, but the Committee has no power to increase an award that has been calculated pursuant to the provisions of the plan.

Unless a separate agreement between us and the participant already provides for the payment of a bonus following a change in control, the MIP provides that in the event of a change in control (as defined in the MIP) during a calendar year, a participant will be paid a pro rata portion of the target award (or a different amount provided for by an agreement under the MIP) for the calendar year. If a change in control takes place after the end of the calendar year, the MIP provides that a participant will be paid the full amount of any award earned under the plan for the calendar year. We have entered into separate agreements governing the definition and effects of a change in control that are described under the heading “Other Post-Employment Benefits—Change in Control Severance Agreements” beginning on page 37 below. In early 2007, the Committee approved the modification of these agreements. The changes are outlined under the heading “2006 Executive Compensation Review” beginning on page 40 of this proxy statement.

The Board of Directors retains the power to terminate, suspend, amend or modify the MIP at any time, in whole or in part, subject to any shareholder approval required under Section 162(m) of the Tax Code. No such amendment, modification, suspension or termination will adversely affect the rights of any participant under any award previously earned but not yet paid without the consent of the participant. In addition, the Committee retains the discretion to pay out awards in the event of a termination of the MIP, in whole or in part; provided, however, payments to a participant who is a covered employee must be discounted to reflect the present value of the payment using the discount rate in effect at the time under our Pension Plan.

It is not possible to determine the awards that will be received under the MIP for calendar year 2007. Non-employee directors cannot participate in the MIP. The following table sets forth the amounts paid to the listed individuals and groups under the MIP for calendar year 2006.

PLAN BENEFITS
2002 Management Incentive Plan, As Amended

Name and Principal Position(1)	Amounts Paid For 2006
J. Kenneth Glass	0
Gerald L. Baker	0
Charles G. Burkett	$564,001
Jim L. Hughes	$3,367,788
Peter F. Makowiecki	0
Larry B. Martin	0
Marlin L. Mosby, III	0
All Executive Officers as a Group	$3,931,789
All Directors (who are not Executive Officers) as a Group	0
All Employees (who are not Executive Officers) as a Group	$111,189

(1)	See Summary Compensation Table for principal position.

The Board of Directors unanimously recommends that the shareholders vote for Item No. 2.

Equity Compensation Plan Information

The following table provides information as of December 31, 2006 with respect to shares of First Horizon common stock that may be issued under our existing equity compensation plans, including the following plans:

•	1990 Stock Option Plan (the “1990 Plan”)

•	1995 Employee Stock Option Plan (the “1995 Plan”)

•	1997 Employee Stock Option Plan (the “1997 Plan”)

•	2000 Employee Stock Option Plan (the “Executive Plan”)

•	2003 Equity Compensation Plan (the “2003 Plan”)

•	2000 Non-employee Directors’ Deferred Compensation Stock Option Plan (the “Directors’ Plan”)

•	1995 Non-employee Directors’ Deferred Compensation Stock Option Plan (the “1995 Directors’ Plan”)

•	1991, 1997 and 2002 Bank Director and Advisory Board Member Deferral Plans (the “Advisory Board Plans”)

Of the 18,116,986 options outstanding, approximately 38% percent were issued in connection with employee and director cash deferral elections. The Corporation received approximately $44,600,000 in employee cash deferrals and $4,200,000 in non-employee directors and advisory board retainer and meeting fee deferrals. The opportunity to defer portions of their compensation in exchange for options has not been offered to employees, directors or advisory board members with respect to compensation earned at any time since January 1, 2005.

The table includes information with respect to shares subject to outstanding options granted under equity compensation plans that are no longer in effect. Footnotes (4) and (5) to the table set forth the total number of shares of First Horizon common stock issuable upon the exercise of options under the expired plans as of December 31, 2006. No additional options may be granted under those expired plans.

Equity Compensation Plan Information

Plan Category	A	B	C
	Number of Securities to be Issued upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Shareowners(1)	5,299,350(4)	$33.30	4,849,829(2)
Equity Compensation Plans Not Approved by Shareowners(3)	12,817,636(5)	$33.41	—
Total	18,718,588(6)	$33.38	5,472,446(7)

(1)	Consists of the Executive Plan, Directors’ Plan, 1995 Directors’ Plan, 1995 Plan, 1990 Plan, and the 2003 Plan.

(2)	As of December 31, 2006, an aggregate of 4,300,098 shares were available for awards other than options under the 2003 Plan.

(3)	Consists of the 1997 Plan and the Advisory Board Plans.

(4)

Includes 1,100,256 outstanding options issued in connection with employee and non-employee director cash deferrals of approximately $9,000,000. Also includes information for equity compensation plans that have expired. The Directors’ Plan, the 1995 Directors’ Plan, the 1995 Plan and the 1990 Plan were approved by shareholders in 2000, 1995, 1995 and 1990, respectively. The plans expired January 2007, June 1999, April 2005 and April 2000, respectively. As of December 31, 2006, a total of 2,613,408 shares of First Horizon common stock were issuable upon the exercise of outstanding options under these expired plans. No additional options may be granted under these expired plans.

(5)

Includes 4,888,860 outstanding options issued in connection with employee and advisory board cash deferrals of approximately $39,800,000. Also includes information for equity compensation plans that have expired or terminated. The 1997 Bank Director and Advisory Board Member Deferral Plan and the 1991 Bank Director

and Advisory Board Member Deferral Plan expired in January 2002 and January 1997, respectively, and the 2002 Bank Director and Advisory Board Member Deferral Plan was terminated in April 2005. As of December 31, 2006, a total of 76,198 shares of First Horizon common stock were issuable upon the exercise of outstanding options under these expired or terminated plans. No additional options may be granted under these expired or terminated plans.

(6)

Includes 601,602 shares of First Horizon common stock to be issued at the end of specified deferral periods set forth in individual deferral agreements in connection with deferral of receipt of shares upon the exercise of options.

(7)

Includes 103,701 shares of First Horizon common stock underlying restricted stock units granted under the 1992 Restricted Stock Plan. Includes 518,916 performance share units granted under the 2005 LTIP program.

Description of Equity Compensation Plans Not Approved by Shareholders

The 1997 Plan. The 1997 Plan was adopted by the Board of Directors on April 16, 1996 and will expire in April 2007. The 1997 Plan provides for the granting of nonqualified stock options.

Options granted under the 1997 Plan have been granted to all employees of the Corporation under our FirstShare and management option programs. The FirstShare program was a broad-based employee plan, where all employees of the Corporation (except management level employees) received a stock option award annually. Management level employees receive annual stock option awards under the management option program. The FirstShare options vest 100 percent after three years and have a term of 10 years. The management options vest 50 percent after 3 years and 50 percent after 4 years, unless a specified stock price is achieved within the 3 year period. The management options have a term of 7 years. In addition to the above, prior to 2004 certain employees could elect to defer a portion of their annual compensation into stock options under the 1997 Plan. These options vest after 6 months and have a term of 20 years. The options vest on an accelerated basis in the event of a change in control of First Horizon. All options granted under the 1997 Plan have an exercise price equal to the fair market value on the date of grant. Notwithstanding the above, under our deferred compensation stock option program, the option price per share may be less than 100 percent of the fair market value of the share at the time the option is granted if the employee has entered into an agreement with the Corporation to receive a stock option grant in lieu of compensation and the amount of compensation foregone when added to the cash exercise price of the options equals at least the fair market value of the shares on the date of grant. The deferred compensation stock option program has not been offered to employees since December 2004.

As of December 31, 2006, options covering 12,741,438 shares of First Horizon common stock were outstanding under the 1997 Plan, no shares remained available for future option grants, and options covering 16,064,576 shares had been exercised during the life of the plan. Of the options outstanding, approximately 38 percent were issued in connection with employee cash deferral elections. The Corporation received approximately $38,500,000 in cash deferrals to offset a portion of the exercise price. All shares remaining available for future option grants will have an option term of 10 years or less.

The 1997 Plan is included as Exhibit 10(c) in our Form 10-Q for the quarter ended September 30, 2002, filed with the SEC.

The Advisory Board Plans. The Advisory Board Plans were adopted by the Board of Directors in October 2001, January 1997 and January 1991. The 2002 Advisory Board Plan was terminated in 2005, and the 1997 and 1991 plans expired in 2002 and 1997, respectively.

Options granted under the Advisory Board Plans were granted only to regional and advisory board members who are not employees. The options were granted in lieu of the participants receiving retainers or attendance fees for bank board and advisory board meetings. The number of shares subject to grant equaled the amount of fees/retainers earned divided by one half of the fair market value of one share of common stock on the date of the option grant. The exercise price plus the amount of fees foregone equaled the fair market value of the stock on the date of the grant. The options were vested at the grant date. Those granted on or prior to January 2, 2004 have a term of 20 years, while those granted on or after July 1, 2004 have a term of 10 years.

As of December 31, 2006, options covering 76,198 shares of First Horizon common stock were outstanding under the Advisory Board Plans, 0 shares remained available for future option grants, and options covering 156,092 shares had been exercised during the life of the plan.

The Advisory Board Plans are included as Exhibits 10(s), 10(t) and 10(u) to our 2002 Form 10-K.

VOTE ITEM NO. 3—RATIFICATION OF APPOINTMENT OF AUDITORS

Appointment of Auditors for 2007

KPMG LLP audited our annual financial statements for the year 2006. The Audit Committee has appointed KPMG LLP to be our auditors for the year 2007. Although not required by law, regulation or the rules of the New York Stock Exchange, the Board has determined, as a matter of good corporate governance and consistent with past practice, to submit to the shareholders as Vote Item No. 3 the ratification of KPMG LLP’s appointment as our auditors for the year 2007, with the recommendation that the shareholders vote for Item No. 3. Representatives of KPMG LLP are expected to be present at the annual meeting of shareholders with the opportunity to make a statement and to respond to appropriate questions. The 2006 engagement letter with KPMG LLP is subject to alternative dispute resolution procedures and an exclusion of punitive damages.

Fees Billed to Us by Auditors During 2005 and 2006

The table below and the paragraphs following it provide information regarding the fees billed to us by KPMG LLP during 2005 and 2006 for services rendered in the categories of audit fees, audit- related fees, tax fees and all other fees.

	2005	2006
Audit Fees	$2,080,000	$1,901,000
Audit-Related Fees	350,000	537,000
Tax Fees	15,000	15,000
All Other Fees	—	128,000

Total	$2,445,000	$2,581,000

Audit Fees. For the years 2005 and 2006, the aggregate fees billed to us by KPMG LLP for professional services rendered for the audit of our financial statements, including the audit of internal controls over financial reporting, and review of the financial statements in our Form 10-Q’s or for services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements were $2,080,000 and $1,901,000, respectively.

Audit-Related Fees. For the years 2005 and 2006, the aggregate fees billed to us by KPMG LLP for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees” above were $350,000 and $537,000, respectively. The amount for both years consists of fees for ERISA audits, audits of subsidiaries, compliance attestation and other procedures and reports on controls placed in operation and tests of operating effectiveness.

Tax Fees. For the years 2005 and 2006, the aggregate fees billed to us by KPMG LLP for professional services for tax compliance, tax advice, and tax planning were $15,000 and $15,000, respectively. The amount for both years consists primarily of tax compliance fees.

All Other Fees. For 2005, there were no fees billed to us by KPMG LLP for products and services other than those reported under the three preceding paragraphs. For 2006, the aggregate fees billed to us by KPMG LLP for such products and services were $128,000. The amount for 2006 consists of fees for due diligence procedures pertaining to potential business acquisitions.

In July 2003, the Audit Committee adopted a policy providing for pre-approval of all audit and non-audit services to be performed by KPMG LLP, as the registered public accounting firm that performs the audit of our consolidated financial statements that are filed with the SEC. A copy of the policy, as amended, is attached to this proxy statement at pages D-6 through D-9 of Appendix D. None of the services provided to us by KPMG LLP and described in the paragraphs entitled “Audit-Related Fees,” “Tax Fees” and “All Other Fees” above were approved pursuant to the de minimis exception of SEC Rule 2-01(c)(7)(i)(C).

The Board of Directors unanimously recommends that the shareholders vote for Item No. 3.

OTHER MATTERS

The Board of Directors, at the time of the preparation and printing of this proxy statement, knew of no other business to be brought before the meeting other than the matters described in this proxy statement. If any other business properly comes before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

SHAREHOLDER PROPOSAL AND NOMINATION DEADLINES

If you intend to present a shareholder proposal at the 2008 annual meeting, it must be received by the Corporate Secretary, First Horizon National Corporation, P. O. Box 84, Memphis, Tennessee, 38101, not later than November 12, 2007, for inclusion in the proxy statement and form of proxy relating to that meeting.

In addition, Sections 2.8 and 3.6 of our Bylaws provide that a shareholder who wishes to nominate a person for election to the Board or submit a proposal at a shareholders’ meeting must comply with certain procedures whether or not the matter is included in our proxy statement. These procedures require written notification to us, generally not less than 90 nor more than 120 days prior to the date of the shareholders’ meeting. If, however, we give fewer than 100 days’ notice or public disclosure of the shareholders’ meeting date to shareholders, then we must receive the shareholder notification not later than 10 days after the earlier of the date notice of the shareholders’ meeting was mailed or publicly disclosed. The shareholder must disclose certain information about the nominee or item proposed, the shareholder and any other shareholders known to support the nominee or proposal. Section 2.4 of our Bylaws provides that the date and time of the annual meeting will be the third Tuesday in April (or, if that day is a legal holiday, on the next succeeding business day that is not a legal holiday) at 10:00 a.m. Memphis time or such other date and/or such other time as our Board may fix by resolution. The meeting date for 2008, determined according to the Bylaws, is April 15, 2008. Thus, shareholder proposals and nominations submitted outside the process that permits them to be included in our proxy statement must be submitted to the Corporate Secretary between December 17, 2007 and January 16, 2008, or the proposals will be considered untimely. Untimely proposals may be excluded by the Chairman or our proxies may exercise their discretion and vote on these matters in a manner they determine to be appropriate.

EXECUTIVE COMPENSATION

Executive compensation for 2006 continued to be largely based on First Horizon’s financial performance. Annual bonuses for the CEO, COO, all corporate executives, and two of the business unit heads for 2006 were $0. Payout from the Long-Term Incentive Plan (LTIP) was $0 for all executive officers, as it was in the previous year. The CEO and COO forfeited performance restricted stock and performance stock options with values of $942,000 for the CEO and $840,000 for the COO.

Compensation Discussion and Analysis

Introduction

Compensation Committee Administration

The Compensation Committee of the Board administers all plans and programs connected with compensation of the named executive officers. That administration is joint with the Nominating and Corporate Governance Committee in connection with change in control severance agreements. Information concerning the Compensation Committee, its current members, and its charter is provided under the caption “The Compensation Committee” beginning on page 10 of this proxy statement, and a copy of the charter is provided in Appendix F.

Compensation Overview for Our Named Executive Officers

The principal components of compensation for Mr. Glass and other named executives are salary, annual cash bonus, and incentive awards. Incentive awards granted in 2006 were equity awards in the form of options, restricted stock, and long-term incentive program (LTIP) awards. In addition, performance-accelerated (PARSAP) restricted shares granted in 2005 were intended to compensate executives primarily for the period 2005-2007. Salary and bonus are inherently short-term tools, while equity-based incentives are inherently long-term.

Sizing and weighting of the individual components of regular target compensation are based on the competitive market for each position. For 2006, the components were sized and weighted as shown in the table below. The table below is not intended to reflect the sizing and weighting of the cash bonus paid to Messrs. Hughes and Martin in 2006 in connection with their retirements or the special one- time incentive grants awarded to Messrs. Baker and Makowiecki in 2006 in connection with their promotions, which are described under the headings “Other Post-Employment Benefits—Special Retirement Agreements” and “Special One-Time Equity Grants” beginning on pages 38 and 34, respectively.

2006 Regular Target Compensation Overview of Named Executive Officers

Component	Target Sizing	Target Weighting as % of Target Total
		NEOs	CEO

Salary	Targeted to be near median of the market.	15% to 20%	15%
Annual Cash Bonus	Total cash (salary plus bonus) is targeted at median of the competitive market for median competitive performance.
	Annual cash bonus is targeted at 100% to 125% of salary, except for the business unit heads*.	15% to 30%	20%
Equity Incentives	Equity incentives include both performance-based awards (subject to forfeiture if specific performance results are not achieved), and ordinary equity awards (the value of which depends upon our stock price) as detailed in the next table.	50% to 70%	65%
TOTAL		N/A	100%

*	The bonuses of the business unit heads (Messrs. Burkett, Makowiecki, and Hughes) are unrelated to salary; they are driven by business unit performance based on the competitive market.

Details of 2006 Equity Incentive Targets

Component	Target Sizing	Target Weighting as % of Target Total
		NEOs	CEO

Options and Restricted Stock	Mr. Glass: The maximum potential combined option/restricted stock package size could have been 200% of salary; however, the Committee can reduce grant size based on its assessment of prior- year financial performance of First Horizon overall and, in 2006, Mr. Glass’s package was set at 140% of salary. 70% of this grant was performance-based, tied to achievement of 2006 financial goals. As a result, 100% of the 2006 grant was forfeited.		20%
	Mr. Baker: The maximum potential combined option/restricted stock package size could have been 150% of salary. The Committee elected not to reduce his grant size in part because he was promoted to the Chief Operating Officer position during 2005, making the usual prior-year performance evaluation less useful for this purpose. 80% of this grant was performance-based, tied to achievement of 2006 financial goals. As a result, 100% of the 2006 grant was forfeited.	20%
	All Other NEOs: Total option/restricted stock package size is 25% of salary (20% for Mr. Mosby). Each component is 50% of the package by value. Options are valued at 20% of Restricted Stock.	5%
LTIPS (Performance Based)	Target (i.e., maximum) value is 225% of target bonus for all named executives except the business unit heads (100% of salary).	40% to 45%	40%
PARSAP Shares (2005 Grant)	Target value is 150% of 2005 salary. Award is intended to compensate primarily for three-year period 2005-2007; accordingly, 2006 portion is 50% of 2005 salary.	5% to 10%	5%
Total Equity Incentives		N/A	65%

Additional information concerning all these matters is set forth in the following sections of this proxy statement.

Compensation Philosophies and Practices

Our executive compensation plans and programs are designed to provide an incentive for our executives to attain specific corporate goals by rewarding them for achievement, align the interests of our executive officers with the interests of our shareholders, and compensate our executives so as to retain their services over the long term and allow us to attract new executive talent when needed.

Salary and Bonus. In general, salaries and bonus are targeted at median-market as described in the “2006 Regular Target Compensation Overview of Named Executive Officers” table on page 23. Some salaries are adjusted up or down from target for individual performance, experience, skills, tenure, and our need for retention. Bonus opportunities are based on salaries, except for business unit heads; those bonus opportunities are a function of business unit results in line with competitive market practices.

Incentives. In 2006 we utilized two types of incentives for the named executive officers: (i) direct performance-based incentives that would result in a payment or positive value only if certain objectives approved by the Committee were achieved; and (ii) incentives which had value increases or decreases if our stock value increased or decreased. Additional information concerning the types, amounts, and weighting of incentives is provided in the “Details of 2006 Equity Incentive Targets” table above.

Benefits. First Horizon provides benefits in line with those offered to other executives in our industry. Many are offered to broader groups of employees. Additional information concerning benefits is provided in “Perquisites and Other Personal Benefits” beginning on page 35 of this proxy statement.

Alignment. A major emphasis in our programs is the alignment of the interests of our executive officers with the interests of our shareholders.

Ties between Executive Compensation and Corporate Performance. Approximately 85% of the CEO’s annual compensation potential is at risk based on corporate performance and total shareholder return (defined below), while a substantial portion of the other executives’ annual compensation is based on achievement of applicable business unit or corporate financial objectives. Additional information on performance practices is set forth under the caption “Incentives” beginning on page 24 of this proxy statement.

Stock Ownership Guidelines. Our stock ownership guidelines require our executives to maintain certain stock ownership levels. Specifically, the CEO is expected to maintain beneficial ownership of at least 150,000 shares, or approximately 6 to 7 times his salary, and each of the other executive officers is expected to maintain beneficial ownership of 25,000 to 50,000 shares, or approximately 3 to 5 times salary. For this purpose, fully-owned shares, restricted stock, and shares held in tax-deferred plans are counted, but employee stock options are not counted. Persons who do not meet the required levels must retain 75% of the net after-tax shares received from our stock option and other plans until the target ownership level is achieved. In 2006, all of the executive officers except four owned sufficient shares to meet the required levels; the 75% retention requirement of the guidelines therefore applies to those four, all of whom have relatively short tenure as executive officers.

We intend for the combination of our emphasis on corporate performance in setting executive compensation and stock ownership to strongly link the interests of our executives with those of our shareholders.

Retention. Our compensation programs are designed to attract and retain excellent people. Our human resources are a significant and valuable asset. We recruit from a broad pool of talent, and our people in turn may be recruited by competitors and others. Our total compensation package at each level must be competitive; if it is not, then over the long term we risk losing our best people while hampering our ability to replace them.

Deductibility of Compensation for Tax Purposes. Section 162(m) of the Internal Revenue Code of 1986, as amended (“Tax Code”), generally disallows a tax deduction to public companies for compensation exceeding $1 million paid during the year to the CEO and the four other highest paid executive officers at year-end. Certain performance-based compensation is not, however, subject to the deduction limit. The Committee’s practice is to continue to consider ways to maximize the deductibility of executive compensation while retaining the discretion deemed necessary to compensate executive officers in a manner commensurate with performance and the competitive market for executive talent.

Comprehensive Executive Compensation Review. We undertook a comprehensive review of executive compensation programs in 2006. Consultants were engaged to advise and assist the Committee in that review and to recommend changes to reflect current market conditions and incorporate best practices. These changes were approved by the Committee and the Board in January 2007. See “2006 Executive Compensation Review” beginning on page 40 for additional information regarding the outcome of the 2006 comprehensive review.

Compensation Committee Meetings

The Compensation Committee has five regular meetings scheduled for January, February, April, July, and October, and holds special meetings as needed. In 2006 the Committee met eleven times and took action by written consent one time for the principal purposes indicated below. Every meeting but one was concluded with an executive session during which management was not present.

Major actions taken at the various Committee meetings in 2006 included: February, approved the CEO’s 2005 personal plan results and 2006 personal plan goals, approved 2006 salaries and 2005 annual cash bonuses for executive officers, approved the forms of equity compensation awards to be granted to executives in 2006, and approved performance criteria for 2006 executive compensation that was to be performance-based; and April, made grants of equity and other long-term compensation awards to executives for 2006. Actions related to the 2006 comprehensive review of executive compensation began in April and continued for the balance of the year.

The Committee conducted a comprehensive review of executive compensation in 2006, and that fact significantly affected the number and agendas of the meetings last year. In the course of that review the Committee obtained significant input from management, executive compensation consultants, and specialists in areas such as tax and accounting. Information concerning the Committee’s use of management and consultants is set forth in this proxy statement under the headings “Role of Management in Compensation Decisions” immediately below and “Use of Compensation Consultants” beginning on page 26. Information concerning the outcome of the comprehensive review this year is presented under the heading “2006 Executive Compensation Review” beginning on page 40 of this proxy statement.

Additional information concerning director attendance at meetings and other related matters is set forth under the heading “The Compensation Committee” beginning on page 10.

Role of Management in Compensation Decisions

The Committee determined the CEO’s 2006 salary in February in executive session independent of management. That determination was based on a review of the CEO’s personal plan results for 2005, along with peer CEO salary data provided by the consultant and a summary of the impact that each alternative salary action would cause. The CEO was not involved in the determination of his salary. The Committee approved a 3% salary increase which was consistent with the average increase awarded to all full-time employees in our company.

Our CEO recommended to the Committee 2006 salary levels for the executive officers other than himself. Other compensation matters (bonus, equity awards, etc.) involving executives were considered and reviewed by management, including the CEO, and recommended to the Committee, either as a short list of alternatives or as single-item recommendations. Management used a consultant in formulating many of its recommendations, both for advice and as a source of peer-company data. Management also prepared various presentations, analyses, forecasts, tally sheets, and other tools for the Committee to use in considering compensation decisions during the year.

Management monitors and considers new or modified benefit programs used by other companies, or needed within our company, to attract and retain key employees. Recommendations are presented by management to the Committee for review and discussion. The CEO ultimately oversees these management processes. New benefit plans, or significant amendments to existing plans, typically are approved by the full Board based on recommendations from the Committee. Enrollment and other administrative actions associated with the benefit plans are handled mainly through third party vendors in accordance with the terms in the Board-approved plans. If executive-level exceptions are required for administration of the plans, such as approval of an early retirement, management generally reviews the facts of the situation and provides a recommendation to the Committee for approval.

During the comprehensive executive compensation review in 2006, management worked with the Committee and its consultant. Key goals of that involvement were to ensure that management’s knowledge of the Corporation and its many facets were understood by the Committee and consultant in the context of setting incentive programs, and that the Committee had the benefit of management’s views regarding how the incentive and other compensation programs could be enhanced or improved.

Use of Compensation Consultants

Management uses Mercer Human Resource Consulting (Mercer), a national compensation consulting firm, as its primary advisor for executive compensation matters, but also uses a number of other specialist firms to provide data relevant to specific needs such as funding for nonqualified deferred compensation and any special compensation arrangements that are unique to specific business units such as the capital markets and the mortgage industries. In other cases, nationally-recognized law firms are engaged to provide advice on compliance with new laws, administration of stock plans, and design of severance agreements. Mercer and the other consultants provide competitive data/trends and keep management informed of best practices. The consultants work with management to develop programs that permit the Corporation to attract and retain the talent we need.

In 2006, the Compensation Committee re-engaged a separate, independent consulting firm, Frederic W. Cook & Co. (the Cook firm), to provide analysis and advice on all compensation-related matters. Among other things, the Cook firm assists the Committee in its reviews of compensation program actions recommended by management. The Cook firm has no other relationships with the Corporation or management.

Consultants were used in 2006 both by management and by the Committee, as indicated above, in connection with the comprehensive review of all executive compensation programs. Those consultants provided management and the Committee with advice regarding possible changes needed to reflect current market conditions and incorporate current best practices.

Use of Peer Group Data

In furtherance of the retention objective, the Committee annually reviews the compensation practices of certain peer groups. Because of the diversity of First Horizon’s business units, we must review several peer groups in order to compare First Horizon’s pay practices with the competitive market for each line of business. The Total Shareholder Return Performance Graph (TSR graph) that appears in our annual report to shareholders uses the top 30 bank holding companies in the U.S. based on asset size as reported in American Banker (Top 30).

Management believes that the Top 30 is a good benchmark group with which to compare our total shareholder return, or TSR, which is stock price performance with dividends reinvested. We are one of the top 30 bank holding companies in the U.S. based on asset size as reported in American Banker.

The Committee used data from two peer groups to determine competitive pay for executive officers for 2006. The Committee used the Top 30 to benchmark performance for the Long-Term Incentive Program (LTIP) awards granted in 2006, and for restricted stock with a performance vesting feature (PARSAP) granted in 2005 with a performance period related to 2006. For many other purposes, however, for 2006 we identified a peer group of 27 financial services companies which includes most of the companies in the Top 30. Specifically, to construct our “Peer Banks” group used to make 2006 compensation decisions: we started with the Top 30 banks; we eliminated nine of the Top 30 due to substantial size (Citigroup, Bank of America, JPMorgan, Wells Fargo, Wachovia, and U.S. Bancorp), significantly different business mix (State Street and Bank of New York), or foreign ownership (Northern Trust); and we added five financial services companies that are immediately below the Top 30 based on asset size (Colonial Bancgroup, Associated Banc-Corp, City National, TCF Financial, and Commerce Bancshares). The median asset size of our Peer Banks group for 2006 was approximately $43 billion. For comparison, our asset size at year-end was $37.9 billion. We also used other compensation surveys provided by non-affiliated consulting firms to establish competitive pay for the heads of business units (e.g., competitive data from companies in the home loan industry is used to establish competitive pay opportunities for First Horizon Home Loan executives). While actual compensation varies by individual based on the performance of his or her line of business, overall compensation for the CEO and other members of the executive group has been below median over the past few years.

Components for Named Executive Officers

The principal components of compensation for the named executives are salary, annual cash bonus, and incentive awards. An overview of those components is presented in the “2006 Regular Target Compensation Overview of Named Executive Officers” table on page 23. Additional information concerning all these matters is set forth in the following sections of this proxy statement.

Base Salary and Annual Bonus

Base salary and annual bonus are determined through an evaluation of the individual’s position and responsibilities, external market data related to the Peer Banks group mentioned above, and personal and corporate performance. The Committee does not assign a specific weight to any of the factors other than as mentioned below.

Base Salary

Consistent with our practices and our compensation philosophy, the Committee establishes our CEO’s base salary annually based on achievement of objectives in his or her individualized written personal plan and competitive practices within the industry. The CEO develops a personal plan each year, which contains financial, quality and strategic goals. The CEO submits that plan to the Committee for review and approval. The Board of Directors also reviews the plan.

For executive officers other than our CEO, the Committee approves base salaries each year taking the CEO’s recommendations into account. Recommendations are generally based on corporate performance (as measured by financial, quality and strategic objectives), individual overall performance during the prior year, and competitiveness in the market place. It is our policy to maintain a competitive salary commensurate with the duties and responsibilities of the executive officers.

Annual Cash Bonus

The final bonus paid to each executive officer for a year under our 2002 Management Incentive Plan, as amended (“MIP”), is based on a formula that is approved by the Committee in February of that year. In general, each final MIP bonus is based on achievement of company or business unit financial targets. The Committee may determine at its sole discretion to exclude certain items such as accounting changes and certain other one-time events not anticipated at the beginning of the year. MIP bonuses can be further reduced based on individual performance. In addition, the Committee may approve executive bonuses outside of the MIP; no such bonus was approved for 2006 for any of the named executive officers.

Mr. Glass has a target annual bonus of 125 percent of his salary. The degree of success in reaching certain 2006 EPS objectives, as assessed by the Committee in early 2007, could have resulted in a payout ranging from zero percent to 150 percent of Mr. Glass’s target annual bonus. Zero percent payout would have been warranted if 2006 EPS fell below $3.00 after considering any one-time events. An EPS growth objective that qualified for 100 percent payout of target annual bonus was 8%, which was projected to be above the median growth rate of the Peer Banks group. A payout of the maximum 150 percent of target annual bonus would have resulted from achieving an EPS growth rate of 10%, equal to the top quartile of the expected growth of the Peer Banks group. Intermediate results would result in intermediate payouts. As indicated above, the Committee also was permitted to consider other factors pertinent to individual performance for the year in exercising negative discretion, which is the discretion to reduce but not to increase the bonus. Mr. Glass’s annual bonus for 2006 was $0, based on the Committee’s determinations in February 2007 and its consideration of the factors indicated above.

Mr. Baker’s 2006 bonus was determined using the same criteria as Mr. Glass’s, except that the size of Mr. Baker’s target bonus was 115% of salary. Mr. Baker’s annual bonus for 2006 was $0.

For executive officers other than Mr. Glass, Mr. Baker, and business unit heads, the annual bonus is based initially on the achievement of the corporate financial objectives and is subject to adjustment based on individual performance against personal objectives for the year, which are recorded in individualized written personal plans. Individual objectives include financial, quality, and strategic goals. The degree of completion of goals in accordance with a pre-established formula determines the final award. For 2006, the corporate executive officers reporting to Mr. Glass or Mr. Baker received bonuses based on corporate and individual results. Mr. Mosby was the only named executive officer in 2006 whose bonus was calculated as described above. Mr. Mosby’s annual bonus for 2006 was $0 due to the failure to achieve corporate financial objectives.

Bonuses are structured under the MIP as described above to provide an incentive to achieve financial and other performance goals each year. In recent years, actual bonuses for the corporate executive officers have been significantly below market median primarily due to performance, a key factor of which was the flat yield curve environment and its resulting impact on EPS growth. The targeted percentages of salary generally result in total cash compensation (salary plus bonus) near the median of the competitive market for median performance.

For business unit heads, bonuses vary based on competitive compensation practices in each business unit. Bonuses generally are derived from a formula which pays the business unit head a percentage of pre-tax earnings, subject to achieving a threshold financial performance and subject to adjustments for personal plan performance and corporate performance. Specifically:

•

Mr. Burkett’s 2006 bonus provided an opportunity to earn up to 0.355% of the 2006 pre-tax earnings of the Tennessee and National Banking unit so long as pre-tax earnings for the year at least equaled $236.9 million. Forty percent of the bonus amount earned under this formula is increased or decreased based on the corporation’s achievement of EPS growth goals. Mr. Burkett’s actual bonus for 2006 was $564,001.

•

Mr. Makowiecki’s 2006 bonus provided an opportunity to earn up to 0.259% of the 2006 pre-tax earnings of the Mortgage Banking unit so long as pre-tax earnings for the year at least equaled $339.9 million. Forty percent of the bonus amount earned under this formula is increased or decreased based on the corporation’s achievement of EPS growth goals. Mr. Makowiecki’s actual bonus for 2006 was $0 due to the failure to achieve the pre-tax earnings goals described above.

The bonuses actually paid for 2006 to our business unit heads were based on the prescribed formulas and were not adjusted for other factors.

The 2006 bonus for Mr. Hughes was based on an employment agreement established in 2004. Mr. Martin did not receive a bonus for 2006 in view of his retirement during the year. See “Other Post- Employment Benefits—Special Retirement Agreements” beginning on page 38 of this proxy statement for additional information concerning those two officers.

Equity-Based Compensation

In 2006, the Compensation Committee undertook a comprehensive review of First Horizon’s executive compensation programs. As a result, in 2007 we expect that our equity-based awards will differ in important respects from our 2006 practices. Additional information concerning our expectations for 2007 is set forth in this proxy statement under the caption “2006 Executive Compensation Review” beginning on page 40 below. The information in this “Equity-Based Compensation” section pertains only to our 2006 awards, unless otherwise specifically stated.

Objectives of 2006 Equity-Based Awards

The primary objectives of all equity-based compensation awarded in 2006 are to:

•

align an important component of management compensation with our stock’s market value and, therefore, to motivate managers to achieve overall corporate results that will positively impact that market value and thus our shareholders’ value;

•	retain valuable managerial talent;

•	attract new managerial talent; and

•	reward management for the collective results of their efforts.

Some of the awards granted during 2006 created specific performance incentives which were expressly intended to motivate senior management to achieve those performance goals, in addition to the more general objectives mentioned above. Details of those performance objectives are described under the captions “Performance Options and Restricted Stock” on page 32 and “LTIP Awards” beginning at page 32 of this proxy statement.

Types of Equity-Based Awards in 2006

In 2006 we granted three basic types of equity-based awards to executives: stock options, restricted stock, and long-term incentive (LTIP) awards. An overview of those components is presented in the “Details of 2006 Equity Incentive Targets” table on page 24. Conventional (also called “management”) options and restricted stock were granted to all executive officers. In 2006, most of the option/restricted stock grants to our two highest officers, Messrs. Glass and Baker, were in the form of performance-based options and restricted stock; performance awards are like conventional awards except that they are subject to forfeiture if certain performance targets are not achieved. LTIP awards in 2006 were made in the form of performance stock units (PSUs), payable in cash at vesting. LTIPs granted in 2006 will vest or forfeit depending on whether certain three-year performance targets are achieved.

In addition, for many years we have granted performance-accelerated (PARSAP) restricted shares to our executives. PARSAP shares vest after ten years but vesting can accelerate if certain performance targets are achieved. PARSAP shares have been granted every three years and, for most of our executives, the most recent PARSAP grant was made in 2005. Details of those grants are presented in the following table:

Grant Size of Regular 2006 Equity Incentives
(Values in Dollars used by Compensation Committee)

	Options and Restricted Stock ($)				2005 PARSAP (2006 Portion)
				LTIPs (Performance)
	Conventional	Performance	Total

Mr. Glass	$378,000	$934,000	$1,312,000	$2,655,000	$472,000
Mr. Mosby	$68,000	- 0 -	$68,000	$765,000	$170,000
Mr. Baker*	$210,000	$840,000	$1,050,000	$1,811,250	$350,000
Mr. Burkett	$168,800	- 0 -	$168,800	$1,518,750	$337,500
Mr. Makowiecki*	$112,600	- 0 -	$112,600	$1,012,500	$225,000
Mr. Hughes	$156,000	- 0 -	$156,000	$1,401,500	$311,500
Mr. Martin	- 0 -	- 0 -	- 0 -	- 0 -	$214,000

*

The grants shown in the table above do not include Mr. Baker’s one-time promotional PSU grant received in February 2006 or Mr. Makowiecki’s prorated transitional LTIP grant received in February 2006, neither of which was considered part of the regular 2006 compensation package. Mr. Makowiecki’s regular 2006 LTIP grant is shown in the table.

Regular Annual Stock Options and Restricted Stock

Overall Regular Award Structure

We view regular annual grants of stock options and restricted stock as a single package, split in terms of total package value half in options and half in restricted shares. The restricted stock is valued using fair market value on the grant date with no discount for the restrictions, and options are valued by assuming—for ease of administration—that each option share is worth one-fifth of a restricted share. The one-fifth valuation assumption used for options roughly approximates the valuation used for stock options in determining compensation expense in our financial statements. To illustrate this process: if an officer’s 2006 package had been determined to be $100,000 and our stock price at grant was $40, that employee’s package would be 6,250 option shares (each with a $40 exercise price) and 1,250 shares of restricted stock.

For many years our regular annual equity package consisted only of stock options. In 2005 we divided the package into stock option and restricted stock components, and continued that practice in 2006. Although both award types fundamentally derive their value from our stock price, the two types differ and thus complement each other when they are used together. Options obtain value only to the extent our stock price rises during the option term until the time of exercise, while restricted stock has some value at all times. As a result, the value of options is leveraged, or magnified, in a manner not applicable to restricted stock. Although that leverage provides a stronger incentive to drive stock values higher, it can also allow the option holder to take advantage of short-term price fluctuations unrelated to long-term share value. By combining both types of awards into a single annual conventional equity package, we intend to temper the incentive to drive higher share values with the incentive to nurture long-term share values.

In 2006, for Messrs. Glass and Baker, each regular component was sub-divided into “management” and “performance” awards, so that in 2006 each of those two executive officers received a regular annual equity award divided into four types: management and performance stock options, and management and performance restricted stock. The maximum potential package size for all four types combined was split 20% management and 80% performance. When the Committee determined that Mr. Glass’s award would be reduced as described above, the reduction occurred in the performance awards, resulting in a split of 30% management and 70% performance in the maximum potential package size.

Package Size for NEOs

Information concerning package sizes for 2006 is provided in the “Grant Size of Regular 2006 Equity Incentives” table on page 29. Mr. Martin received no regular equity awards in 2006 due to his pre- announced retirement during the year. Mr. Baker also received a special PSU grant related to a promotion; see “Special One-Time Equity Grants” beginning on page 34 for more information. The overall equity award size for executives in 2006 was linked to salary in specific ways, and Mr. Glass’s performance awards were reduced, all as discussed under the caption “Compensation Overview for Our Named Executive Officers” beginning at page 23 of this proxy statement. The Committee intended to promote the following objectives in determining the size of these awards:

•	Provide stock and other long-term incentives at a level needed to provide competitive total compensation opportunity commensurate with the business results achieved.

•

Provide a mix of long-term incentives that takes into account the need for improving shareholder value, achievement of business results, competitive pay packages, retention, and the annual share usage run rate.

Selection of Option and Restricted Stock Recipients

All full-time employees above a certain grade level, including all executive officers, routinely are selected by the Compensation Committee to receive regular annual grants of stock options and restricted stock of the sort discussed in this proxy statement. Approximately 3,000 employees received regular annual equity awards of this sort.

For many years the Committee also approved annual “FirstShare” awards of stock options to those employees who do not receive the options and restricted stock discussed here. Executive officers do not receive FirstShare awards.

Option Grant Practices—General

Our executive stock options historically have fallen into four categories, each with its own grant practices: regular annual grants; special one-time grants; deferral grants; and reload grants. In 2006 and at the present time, the only option grants are annual and special one-time. This section discusses regular annual grants, deferral grants and reload grants; special one-time grants are discussed below under the caption “Special One-Time Equity Grants” on page 34.

Option Grant Practices—Timing and Pricing

Our shareholder-approved option plans are written so that the effective date of each grant determines the price of the option (market value on the grant date) and its vesting and expiration dates. For that reason, our practices regarding the timing of grants also affect the pricing of grants.

In addition, for regular annual grants, the pricing (and therefore the timing) of each grant also impacts the number of shares awarded. As is discussed above under the caption “Overall Regular Award Structure,” the Compensation Committee’s practice for executives is to approve an overall annual dollar level of option and restricted stock awards for each person. That dollar level is split 50% options and 50% restricted stock. The number of shares covered by the restricted stock award is determined by dividing that 50% amount by the value of our stock on the grant date. The number of option shares is five times the number of restricted shares.

Our regular annual option grants for many years, including 2006, have taken place in the early part of each year. Currently grants are approved by our Compensation Committee at the April meeting. For many years the effective date of each grant has been either the date of the Committee meeting at which the grants were approved, or a specified date shortly after the meeting date. A specified later date typically has been selected by the Committee whenever the Committee meeting date has occurred shortly before, or on the same day as, a planned quarterly earnings announcement. The effective date therefore occurs after the announcement so that the stock market has had an opportunity to take the announcement into account before the price of the option is set. In 2006, the effective date of the regular option grant was April 21, three days after the applicable Committee meeting and one full trading day after earnings were announced for the first quarter.

Deferral Option Grants (Discontinued in 2004)

For many years executives were permitted to defer a portion of their earned salary and bonus into new stock options. Deferral elections were irrevocable and typically were made by each individual officer in advance, during the year prior to earning the salary or bonus being deferred. With respect to deferrals of salary, deferral options were granted in arrears effective on the first trading days in July and January following each half of the year affected by the deferral election. With respect to deferrals of bonus, deferral options were granted effective in late February or early March, shortly after bonuses were decided. Over the years the option price of deferral options was set at 15%, 20%, and 50% of the market value of our stock on the grant date, depending upon which program was in place at the time of grant. The number of shares covered by each deferral option was determined by dividing the dollar amount deferred by the option price. For example, $1,000 deferred into options priced at $20 when the market value was $40 would result in a deferral option covering 50 shares. In that manner, deferral options had an immediate value at grant equal to the dollar amount deferred. Although we discontinued the deferral option program in 2004 (the last such grant was in early 2005, related to 2004), a number of the outstanding options mentioned in various tables in this proxy statement were deferral options granted at discount prices in this manner.

Reload Option Grants (Discontinued in 2004)

Our executives are permitted to exercise options by paying the option price using shares of our stock acquired previously by them. This is known as a “stock swap” exercise, because the option holder in effect gives us old shares and receives back a larger number of new shares. A stock swap exercise has the effect of reducing the total number of shares (including shares subject to option) in which the option holder has an interest. For many years our options had a feature that was intended to remedy that share compression. That feature allowed an executive who did a stock swap exercise to automatically obtain a new option grant on the exercise date; this was known as a “reload” grant. The reload grant covered the number of shares delivered to us to pay the option price, and the reload option price was equal to market value on the new grant date. Although we discontinued the reload option feature in early 2004 (no stock swaps after that time resulted in a reload grant), a number of the outstanding options mentioned in various tables in this proxy statement were reload options granted in this manner.

Restricted Stock Grant Practices

In 2005 and 2006 we made a regular annual grant of restricted stock to our executives. The effective dates of those grants have coincided with the grant dates of regular annual option grants. In some years, including 2006, the effective date of each annual option grant has been chosen by the Committee to occur after we announce quarterly earnings; that timing practice is discussed above under the caption “Option Grant Practices—Timing and Pricing.”

Restricted stock has no award price similar to an option price. Nevertheless, our restricted stock grants in 2005 and 2006 were linked to the market value of our stock on the effective date of the grant. The methodology used to calculate the number of options and restricted shares is discussed above under the caption “Overall Regular Award Structure.” Under this calculation methodology, the number of restricted shares varies inversely with our market value on the grant date.

Performance Options and Restricted Stock

Mr. Glass and Mr. Baker received performance options and shares in 2006 in addition to conventional management options and shares. Those performance awards were structured to forfeit in full if our earnings per share (EPS) growth in 2006 was not positive, and to forfeit in part if we did not achieve EPS growth in 2006 of 8%. To the extent those targets were achieved, the awards retained were not to vest immediately; instead, they simply were to remain outstanding and continue to vest over the normal 3- and 4-year time periods.

The 2006 fiscal year included a number of unusual items that impacted EPS and, therefore, EPS growth. After making adjustments required by the terms of the awards and our 2003 Equity Compensation Plan, the Compensation Committee determined that our EPS growth rate in 2006 was negative and therefore all of the 2006 performance awards were forfeited in early 2007.

LTIP Awards

Grant Practices

LTIP awards were initiated in 2003 based on a market analysis which showed that long-term incentive opportunity for senior executives was significantly below that of peer companies. The program was designed to provide competitive compensation opportunity and focus senior leaders on increasing shareholder value. The maximum award level was established to provide the opportunity to earn top quartile compensation relative to the Top 30 financial services companies if results were clearly superior to those companies during each 3-year performance period. The long-term incentive market data showed the highest award as a percentage of salary for the CEO and progressively lower awards as a percentage of salary for executives in lower positions. This was consistent with peer competitor data for bonus targets which also vary progressively as a percentage of salary based on the executive’s position in the organization. Information concerning the size of LTIP awards in 2006 is provided in the “Details of 2006 Equity Incentive Targets” table on page 24 and the “Grant Size of Regular 2006 Equity Incentives” table on page 29.

LTIP awards are granted annually to all executive-level officers, including each of the named executive officers. Each LTIP has a three-year performance period, and is paid shortly after the end of the performance period. The performance period for 2006 LTIP award covers the years 2006-2008. Because LTIPs are granted annually with three-year performance periods, company performance in any given year typically affects three different LTIP awards. LTIPs granted in, and outstanding during, 2006 all are denominated in performance share units (PSUs). Each PSU is payable in cash based on the value of a share of our stock at the time of payout. The total dollar amount paid therefore depends on (i) the number of PSUs granted, (ii) the percentage of PSUs earned based on achievement of the performance targets, and (iii) the value of our stock at the time of payment.

The number of PSUs in 2006 was determined by dividing the dollar target by the value of a share of our stock on the effective date of grant. Grant dates in 2006 were the same as the grant dates used for options.

Performance Criteria

To earn the maximum 2006 award, First Horizon’s 3-year earnings per share (EPS) growth must be in the top 10% (90th percentile) of the Top 30 competitors. (Additional information concerning the Top 30 and other peer groups is in the “Use of Peer Group Data” section beginning on page 26.) Awards are earned based on achieving a minimum average annual EPS during the performance period of $3.00 and competitive EPS growth. The EPS growth objectives are: 100% vesting if we achieve EPS growth at the 90th percentile relative to the Top 30 group, 33% vesting if we achieve EPS growth at the 50th percentile, and proportionate vesting in between those results. If our EPS growth is below the 50th percentile, the Committee has discretion to determine that some percentage of the PSUs could vest but no guideline has been established. Four governance standards have been specified to further reduce the awards earned, though the Committee could base its vesting decision on other factors as well. The four specified governance standards are: our credit ratings should be at single A or better with a stable outlook; we maintain our well-capitalized regulatory ratios; no formal exceptions to governance are cited by our Board or any of its committees; and a particular regulatory rating should be maintained. We are not permitted to publicly discuss details of the last-mentioned rating; however, we are able to state that management currently expects to maintain the regulatory rating level specified in our LTIP award.

We cannot predict the degree to which the 2006 LTIP awards eventually will be earned. As a result of actual performance compared with our performance standards, all LTIP units granted in 2003 and in 2004 were forfeited.

PARSAP Awards

Objectives

The objectives of our PARSAP program are to provide competitive total compensation opportunity, associate more closely the long-term compensation of executive officers with shareholder interests, and provide an incentive to ensure that First Horizon’s TSR (total shareholder return) and EPS (earnings per share) are competitive. Vesting in the tenth year was required to ensure favorable accounting treatment based on the accounting regulations in effect when shares were granted.

Grant Practices

Prior to 2007, our practice was to grant PARSAP stock every three years to all executive-level officers, including each of the named executive officers. As part of its comprehensive review conducted during 2006, the Committee has decided not to make future PARSAP awards. Previously granted awards remain outstanding and are subject to accelerated vesting if performance criteria established by the Committee are met with respect to specified performance periods, as described below. If the performance criteria are not met, the PARSAP shares vest on the tenth anniversary of the grant date.

Each PARSAP award is divided into three equal installments. Each installment has its own three-year performance period. The three periods overlap so that, if all targets are achieved, the PARSAP will result in one installment vesting in each of three consecutive years. Any installment that fails to vest will vest on the tenth anniversary of grant, unless the recipient has resigned or has been discharged or re-assigned. If a PARSAP award is made every three years, then an officer who is with us for the long term has an opportunity to have a PARSAP installment vest every year. The most recent regular PARSAP award was granted in 2005, and its performance periods are: 2005-2007, 2006-2008, and 2007-2009. New executive officers typically have received prorated PARSAP awards.

The last regular grant of PARSAP shares was made at the April 2005 Compensation Committee meeting at the same time that stock options were granted by the Committee. Information concerning the size of PARSAP awards in 2006 is provided in the “Details of 2006 Equity Incentive Targets” table on page 24 and the “Grant Size of Regular 2006 Equity Incentives” table on page 29. The number of PARSAP shares was determined by dividing the target values by the same stock price used for the options granted at that Committee meeting. In setting the size of those awards, the Committee considered competitive long-term incentive market practice, the need to retain key members of the senior management team, and the Committee’s philosophy of linking compensation to delivery of shareholder value.

Performance Criteria

The primary performance criteria, for all participants including the CEO, have always been based on our TSR (total shareholder return) targets relative to competitors established at the beginning of each performance period. For the 2005 grant, TSR targets are based on our percentile ranking in the Top 30 peer group, with the condition that TSR must be a positive number. The TSR ranking for a particular period must be at or above the 50th percentile for shares related to that period to vest early.

If the TSR targets are not met, the PARSAP may still vest on an accelerated basis if certain alternative criteria are achieved. Those alternative criteria are: (1) our achieving an EPS growth rate of 10% or higher; and (2) our achieving an operating return on equity (ROE) ranking within the Top 30 peer group at or above the top quartile. However, vesting will not accelerate under these alternative criteria unless TSR is a positive number.

Special One-Time Equity Grants

Over the past several years, special one-time grants of stock options, restricted stock and performance stock units have been made on a very selective basis. In 2006, one such grant was related to the promotion of Mr. Baker, and one other such grant was made to a newly-hired executive officer who is not a named executive in this proxy statement.

Major Promotions

Special, supplemental grants are made on a selective basis in the case of a substantial promotion at the executive level when the Committee deems it appropriate to provide competitive compensation at that next level of management and to emphasize equity and long-term incentives rather than focusing only on a base salary change. These grants are intended to reinforce the importance of increasing shareholder value and recognize the impact of the new position on creating long-term value for First Horizon. Promotion grants typically are made by the Committee off-cycle at or near the time of the promotion.

One promotion grant was made to a named executive officer in 2006: Mr. Baker received a special grant of performance stock units (PSUs) in February 2006 in connection with his promotion to Chief Operating Officer in 2005. The size of the grant was determined based on Mr. Baker’s additional responsibilities as COO, his compensation relative to market in his new role, his lower bonus opportunity as a result of the move, and linkage of the award to corporate results. Mr. Baker’s PSUs are directly linked to the value of our stock (one PSU has the value of one share), and additionally are linked to the same EPS growth performance criteria as his cash bonuses under our shareholder-approved Management Incentive Plan in the following manner: the PSUs will vest and pay out in the same proportion (up to 100%) as Mr. Baker’s average annual bonus payout relative to his target bonus over the three-year period 2006-2008. To illustrate this, if Mr. Baker’s average bonus payouts for those three years were 60% of target, then 60% of the special PSUs will pay out and the remainder will be forfeited. Mr. Baker’s 2006 bonus was 0% of target. Additional information concerning bonuses is provided under the heading “Annual Cash Bonus” beginning at page 27.

Mr. Glass received a special restricted stock grant when he was promoted to Chief Executive Officer in 2003 that was scheduled to vest half in 2007 and half in 2009. A pro rata portion of this grant, consisting of 23,750 shares, will vest in connection with Mr. Glass’s retirement as an employee on April 17, 2007; the remainder of the grant will be forfeited on that date.

In addition to special promotional grants, prorated grants of regular awards often are made in connection with a mid-year or mid-period promotion. In 2006, Mr. Makowiecki received a prorated portion of the number of PARSAP shares and LTIPs that he would have received had he been an executive officer in 2005. Those prorated awards were made in recognition of his promotion to an executive officer position in January 2006, after the regular 2005 grant date.

New-hire Grants

Grants sometimes are awarded to executive-level persons hired from another company. These grants sometimes are intended to replace forfeited compensation at a former employer, and in any case transition the new executive into our company’s equity and long-term incentive plans using prorata grants as needed. These grants typically are made at a Committee meeting following the hiring, and therefore typically are off-cycle. None of the named executive officers has an outstanding new-hire grant. During 2006 awards of this nature were made to hire talented managerial employees including one executive officer who is not a named executive officer for purposes of this proxy statement.

Deferral Plans and Programs

Objectives, Scope, and Practices

For many years we have offered many employees and directors the means to manage their personal tax obligations associated with their compensation from First Horizon through various nonqualified deferral plans and programs. Although personal tax management is our primary objective in providing this benefit, an important secondary objective is to encourage our senior personnel to save for retirement. We also provide this benefit in order to remain competitive in retaining talent and seeking new talent to join us.

During 2006, the plan under which the named executive officers and directors could elect to defer receipt and immediate taxation of earned cash compensation was the First Horizon National Corporation Nonqualified Deferred Compensation Plan. For executives, the types of compensation that could be deferred included salary and annual cash bonus.

Under that plan, executives and non-employee directors have deferred and may currently defer amounts that earn at-market returns indexed to the performance of certain mutual funds selected by the participant. These mutual funds merely serve as the measuring device to determine the participant’s rate of return; the participant has no ownership interest in the mutual funds selected.

Directors’ and Executives’ Deferred Compensation Plan (1985 D&E Plan)

Under an old cash deferral plan, initiated in 1985 for directors and executives and not offered with respect to compensation earned since 1995, non-employee directors and executive officers could elect to defer fees, salary, and bonus. The 1985 D&E Plan has paid, and in 2006 continued to pay, an accrual of interest at rates ranging from 17-20 percent annually. Although new deferrals have not been permitted under that plan since 1995, interest continues to accrue on certain older accounts. Certain non-employee directors and named executive officers, including Mr. Glass, have old accounts under the 1985 D&E Plan and received interest accruals under it in 2006.

The 1985 D&E Plan rates are considered above-market in 2006, and the above-market portion of earnings under the Plan is so reported in the Summary Compensation Table on page 43 for those named executives who have accounts. The 1985 D&E Plan’s above-market interest motivates participating executives to remain with First Horizon until normal retirement, and to refrain from joining a competitor after retirement, because each account is subject to retroactive re-calculation of the account balance using a guaranteed rate based on 10-year Treasury obligations if an executive terminates service prior to a change-in-control for a reason other than death, disability or retirement, or if an executive joins a competitor after leaving First Horizon. In most cases, any such re-calculation would result in a substantial reduction in the account’s value. The Committee has reduced the rates applicable to 2007 under the plan to 13% for most participants, as described under the heading “2006 Executive Compensation Review” beginning on page 40.

Other Compensation

Broad-Based Plans and Programs (Other than Retirement)

First Horizon provides a benefit package in line with competitors as described below. This allows all employees to receive certain benefits such as healthcare which are not readily available to individuals except through their employer and allows employees to receive a certain benefit on a pre-tax basis.

Perquisites and Other Personal Benefits

First Horizon provides benefits in line with those offered to other executives in our industry. The following benefits are provided, all of which are available to a broader group of employees beyond executive-level officers and most of which are broad-based and generally available to all employees:

•	Healthcare, dental, vision, accident—subject to the executive paying the same premiums as all other employees

•	Flexible benefit dollars—same benefit percentages and limits available to all employees

•	Regular life and disability insurance—same benefits as provided to a broader group of employees, subject to standard limits

•

Executive Survivor Benefit Plan—provides a benefit of 2.5 times base salary if death occurs during service, reduced to 2 times salary if death occurs following departure due to disability or retirement; benefit is provided to about 1,000 employees, including all named executive officers, based on salary grade

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Executive disability plan—for the top tier of covered employees, which includes all executive officers, this plan provides up to 75% of monthly pay (including base salary, bonus, commissions and incentive compensation) less the 60% income replacement up to $25,000 per month offered by our regular plan

•	401k match—same match percentage and limits as all other employees

•	Pension Plan—provides the same benefit schedule, subject to the same limits, to executives and all other employees in business units that participate in First Horizon’s Pension Plan

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Pension Restoration Plan—provides a nonqualified restoration of pension benefits to about 40 active employees, including all named executive officers, who exceed the IRS salary limit applicable to our regular Pension Plan

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Nonqualified deferred compensation—standard program with market-based interest rates that is available to employees who meet the Department of Labor requirements to participate in a nonqualified deferral arrangement and defer money they have earned. In addition, some of the executive officers have account balances in the 1985 D&E Plan, which was discontinued a number of years ago. That plan provides an above-market interest rate.

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Nonqualified supplemental retirement arrangements—Occasionally special retirement agreements or arrangements are made in unusual or special situations. Three of the named executive officers have a total of four such arrangements, which are discussed in more detail at “Other Post-Employment Benefits—Special Retirement Agreements” and the immediately following sections, beginning at page 38 of this proxy statement. Each special arrangement is unique and tailored to the situation that prompted it.

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Perquisites—Our goal is to offer perquisites that are customary (and therefore necessary to remain competitive) and, in some cases, that relate to business duties. Details of the perquisites we provided to our executives in 2006 are discussed on page 45 of this proxy statement in footnote (i) to the Summary Compensation Table.

Life and Disability Insurance

We provide a life insurance benefit to a broad group of employees which has a cap of $50,000. In addition to the regular life insurance benefit, we provide an executive survivor benefit of 2.5 times base salary if death occurs during service, reduced to 2 times salary if death occurs following departure due to disability or retirement. The executive benefit is provided to about 1,000 employees, including all named executive officers, based on salary grade.

We provide a 60% disability benefit (up to $25,000) to a broad group of employees. In addition, we provide an executive disability benefit for several tiers of senior employees. For the top tier of covered employees, which includes all executive officers, the total disability benefit provides up to 75% of monthly pay (including base salary, bonus, commissions and incentive compensation) less the 60% income replacement offered by our regular plan.

We believe that both of these benefits are customary. Therefore, we provide them to remain competitive in retaining talent and seeking new talent to join us.

401(k) Savings Plan

The primary objective of our tax-qualified 401(k) savings plan is to motivate employees to save for their retirement. Secondary objectives include attracting and retaining quality employees, since many U.S. employers offer 401(k) plans with some level of matching contribution. Our 401(k) plan was established many years ago; no substantial changes to the match or basic plan structure were made in 2006.

We provide all qualifying full-time employees with the opportunity to participate in the plan. The plan allows employees to defer receipt of earned salary, up to tax law limits, on a tax-advantaged basis. Accounts may be invested in a wide range of mutual funds and in our common stock. Up to tax law limits, we provide a 50% match for the first 6% of salary each participant elects to defer into the plan. Matched contributions are normally initially invested in First Horizon stock, but may be re-invested in other assets at the participant’s election.

Pension and Restoration Plan

Pension Plan

The primary objectives of our tax-qualified Pension Plan are: to attract and retain quality employees, since many large U.S. employers continue to offer traditional pension plans and, compared with those who do not, our plan gives us a competitive advantage; and to motivate employees to remain with our company for the long term, since the benefit usually is most valuable for an employee who is with us for many years, especially one who finishes his or her career with us. Our Pension Plan was established many years ago; no substantial changes to the basic plan structure were made in 2006.

In 2006 all qualifying full-time employees in corporate and participating business units participated in our Pension Plan. Our plan is a traditional pension plan that provides for a defined benefit to be paid to employees upon retirement. The benefit is based upon a participant’s average base salary for the highest 60 consecutive months of the last 120 months of service, years of credited service, and social security benefits (under an offset formula). Benefits are normally payable in monthly installments after age 65. Tax laws limit the qualifying salary that can be used, and thus the benefit that can be paid, under the Pension Plan to a dollar amount that is adjusted each year for inflation. The formula works in a traditional manner so that longevity with our company is rewarded.

The Pension Plan is funded by us through a trust, governed by various laws. Our payments into the trust are determined based on estimates each year of the eventual benefits to be paid and trust earnings. Assets in the trust are used to pay benefits.

Pension Restoration Plan

The objectives of our Pension Restoration Plan are the same as those for the Pension Plan discussed above. Many U.S. employers that continue to offer traditional pension plans also offer restoration plans to their senior personnel. No substantial changes to the basic plan structure were made in 2006; however, the plan is being administered to ensure compliance with new, preliminary Internal Revenue Code section 409A regulations.

Our Pension Plan is subject to certain dollar limitations on qualifying compensation and benefits imposed by the tax laws. Our pension restoration plan provides a restorative benefit to all of the executive officers, including all of the named executive officers, and other employees approved by the CEO on a case by case basis so that the combined pension and restoration benefit is calculated as if those tax limitations did not exist. The pension and pension restoration plans thus generally operate as a single plan in terms of defining the pension benefit payable to executives.

Other Post-Employment Benefits

Change in Control Severance Agreements

During 2006 we had change in control severance contracts with the named executive officers. Those contracts provided generally for a payment equal to three times annual base salary plus annual target bonus in the event of (1) a termination of the officer’s employment by us other than “for cause” or by the employee for “good reason” (as such terms are defined in the contracts) within 36 months after a change in control event as defined in the agreement, or (2) the officer’s termination of employment for any reason (other than “cause”) during the 30-day period commencing one year after a change in control. With respect to named executive officers whose bonuses are based on a percentage of business unit earnings, the severance payment under the contract was calculated using 100% of annual base salary in lieu of the annual target bonus; for such persons, salaries generally are less than actual bonuses. The contracts provided generally for an excise tax gross-up with respect to any taxes incurred under Tax Code section 4999 following a change-in-control, and for 3 years of continued welfare benefits. These contracts are not employment agreements and do not guarantee employment for any term or period; they only apply if a change in control occurs. Each contract could be terminated unilaterally upon three years’ prior notice or by mutual consent. The term “change in control” is defined in the contracts to include:

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a merger or other business combination, unless (i) more than 50 percent of the voting power of the corporation resulting from the business combination is represented by our voting securities outstanding immediately prior thereto, (ii) no person or other entity beneficially owns 20 percent or more of the resulting corporation, and (iii) at least a majority of the members of the board of directors of the resulting corporation were our directors at the time of board approval of the business combination (solely for purposes of the severance contracts, but not for purposes of their 30-day termination period, the “50 percent” test in clause (i) is changed to “60 percent” and the “majority of the board” test in clause (iii) is changed to “two-thirds of the board”),

•	the acquisition by a person or other entity of 50 percent or more of our outstanding voting stock,

•	a change in a majority of the Board of Directors, or

•	shareholder approval of a plan of complete liquidation or a sale of substantially all of our assets.

Over the past 20 years the financial services industry has experienced an extraordinary period of consolidation as old legal barriers, which prevented multi-state banking and which restricted the business lines in which bank holding companies could engage, have been abruptly relaxed. Although the new legal environment has created substantial business opportunities for us and for many of our competitors, it has also created substantial personal uncertainties for officers and many levels of employees at all but the very largest financial services organizations. Our severance agreements were first put in place a number of years ago. They are re-examined from time to time, and were last revised in 2005. Based on a peer analysis, we believe that most of our competitors offer change in control severance arrangements, at least to their executive officers, and that competitors’ agreements generally are similar to ours. The primary objectives of our severance agreements are: to allow us to compete for executive talent during normal times; and, if a change in control situation were to arise, to motivate our executive team to remain with First Horizon, focused on company objectives, during the pursuit, closing, and transition periods that accompany nearly every change in control transaction in our industry.

In early 2007, as an outgrowth of our comprehensive review of executive compensation in 2006, the Committee approved the modification of the executive change in control severance agreements. The changes made are outlined under the heading “2006 Executive Compensation Review” beginning on page 40 of this proxy statement. Changes to the outstanding agreements may not be effected unilaterally; for that reason, we are in the process of seeking consents from the affected officers, including named executive officers.

Change in Control Features Under Other Plans and Programs

Under many of our plans and programs, a change in control event will cause benefits to vest, be paid, or be calculated and paid at target or maximum levels. Details of those change in control features are discussed under the heading “Change in Control” beginning on page 61.

No change in control features were changed substantially in 2006. All are triggered by the change in control itself, whether or not employment also terminates. The main objective of this feature in every case is to allow our company to offer competitive compensation packages so as to attract and retain top talent in an industry where consolidation continues at a robust pace. Each change in control feature in a plan was approved at the time that plan was considered by the Board and (in many cases) our shareholders. At times consultants were used to assist the Committee in the design of each plan, and at times peer data was reviewed. As part of our comprehensive review of executive compensation in 2006, the Committee approved changes to certain of the change in control features of our plans and programs.

Special Retirement Agreements

On occasion in the past the Compensation Committee has approved entering into special severance arrangements with some of our retiring executive officers. Those agreements are negotiated with each individual retiree and have varied considerably. Generally they have involved officers as to whom First Horizon desires a non-competition/non-solicitation covenant and other legal restrictions. Those restrictive covenants typically have had two to three-year terms. In order to induce a retiring officer to agree to those restrictions, First Horizon generally offers certain benefits which the retiree normally would not receive. Those benefits have included, at least in some instances, vesting of conventional and PARSAP restricted stock that otherwise would be forfeited, partial retention of LTIP incentive awards that normally would be forfeited, lump sum (rather than annual) payments of pension restoration plan benefits, increases in the years of credited service used to determine pension benefits, cash payments, and certain perquisites. The LTIP awards typically are prorated based on the years of the applicable performance period that the retiree worked, but remain subject to satisfaction of all applicable performance requirements. Cash payments typically are a specified number of months of salary, a percentage of bonus target or a retention of bonus opportunity, and/or some other severance-oriented amount. The perquisites have included post-retirement office space and administrative assistance. This perquisite has in the past been provided to retired CEOs and, in only one instance, to another executive officer.

Our executives do not have employment contracts, and we have no obligation to provide anyone with a special retirement arrangement. When such an arrangement is provided, the terms vary with the circumstances. We believe such an arrangement can be a useful tool in those situations where a non-competition covenant or other legal restriction is desirable and we intend to consider using them in the future in those situations that are appropriate.

In 2006 we entered into special retirement agreements with two named executive officers who retired in 2006: Mr. Martin and Mr. Hughes. Mr. Baker and Mr. Hughes also have supplemental retirement benefit agreements that we entered into in 2004. These special agreements are discussed under the headings “Special Retirement Agreement with Mr. Baker,” “Special Retirement Agreement with Mr. Martin,” “Supplemental Retirement Agreement with Mr. Hughes,” and “Non-Compete Agreement with Mr. Hughes” immediately following this section of this proxy statement. In early 2007 our Board approved a special retirement arrangement with Mr. Glass; information on this arrangement is provided under the caption “Early and Normal Retirement—Other Agreements and Arrangements” on page 61 of this proxy statement.

Special Retirement Agreement with Mr. Baker

In 2004, we entered into an agreement with Mr. Baker, who was then head of our mortgage business, relating to his years of credited service under our Pension Plan. At the time of this agreement, Mr. Baker began reporting directly to our Chairman and Chief Executive Officer, and was designated by the Board as an executive officer of First Horizon.

The agreement provides for an increase in Mr. Baker’s years of credited service for pension purposes equal to the six years he served with our mortgage company subsidiary. Our mortgage company does not participate in our Pension Plan, and those six years otherwise would not have been counted.

The supplemental agreement was intended to provide a transition for Mr. Baker from our mortgage company’s traditional bonus plan to our management plan used for executive officers. When Mr. Baker became an executive officer in 2004, his annual cash bonus previously was determined based on business unit results, in a traditional manner consistent with our understanding of industry practices. The bonus opportunity offered under the 2002 Management Incentive Plan was significantly less than that provided under mortgage industry norms. Given Mr. Baker’s tenure with the Corporation at that point and expected retirement age, the Compensation Committee and Mr. Baker agreed that this adjustment in his years of service adequately compensated Mr. Baker for giving up his expectations under our traditional mortgage company bonus arrangement.

Special Retirement Agreement with Mr. Martin

Mr. Martin’s special retirement agreement requires Mr. Martin to comply with certain non-competition, non-solicitation, and other covenants, and provides us with a release. Mr. Martin was paid one year of salary in a $482,000 lump sum. Mr. Martin is to receive a monthly nonqualified pension benefit in accordance with the terms of our Pension Restoration Plan, except that First Horizon has agreed to waive the requirement for working until age 65 to receive this benefit and the first six monthly payments under this plan will be delayed and paid in a lump sum six months after Mr. Martin’s retirement date. The annual benefit (in accordance with the terms of our Pension Restoration Plan) is estimated to be approximately $53,366. Mr. Martin was age 58 at the time of his retirement. Approximately six months after retirement, Mr. Martin received a one time lump sum payment of $1,330,000, which is the approximate present value of adding five years to his actual service for the purpose of determining his nonqualified pension benefit. This payment will not have any effect on, and Mr. Martin will receive no additional service credit for, his qualified defined pension benefit. Mr. Martin’s previously-granted unvested conventional and PARSAP restricted stock, which aggregates 30,236 shares, vested upon retirement. A percentage of each of Mr. Martin’s currently outstanding LTIP awards is to be paid. The amount of each LTIP award is to be calculated using the same performance formula, and is to be paid at the same time, as if Mr. Martin had not retired. However, his two LTIP awards are to be reduced prorata based on full years worked by Mr. Martin during each applicable performance period. LTIP payouts are not guaranteed; payment will not be made if it is not warranted by Company results in accordance with the terms and conditions of the program. Three annual LTIP awards were made to Mr. Martin from 2003 through 2005. To date, the performance periods for the 2003 and 2004 awards have expired with no payments being made due to failure to achieve the specified performance goals. Assuming that trend continues, Mr. Martin would receive no benefit from his remaining 2005 LTIP when its 3-year performance period expires at the end of 2007. Mr. Martin’s agreement does not alter benefits and rights under our qualified Pension Plan, stock options, deferred compensation not mentioned above, or other plans or programs not mentioned above.

The primary objective of this agreement was to provide protection for the Corporation, especially in terms of customer relationships and confidential proprietary information, over and above that which previously existing arrangements provided.

Supplemental Retirement Agreement with Mr. Hughes

In 2004, we entered into an agreement with Mr. Hughes, who had been an employee with us for over 40 years, relating to certain terms of Mr. Hughes’s employment and certain components of his compensation and benefits package. At the time of this agreement, Mr. Hughes began reporting directly to our Chairman and Chief Executive Officer, and was designated by the Board as an executive officer of First Horizon.

The agreement provides for a base salary of $575,000 and a maximum annual bonus opportunity of $3,425,000 under the 2002 Management Incentive Plan. It also provides for Mr. Hughes’s participation in our pension restoration plan and our PARSAP and LTIP awards programs, and states that he will be entitled to any other compensation or benefits to which he would otherwise be entitled under any plan or future plan based on his salary grade and/or base salary. Under the pension restoration plan, Mr. Hughes will receive a supplemental annual benefit of $330,747 which will be paid for 10 years following retirement. Mr. Hughes turned 65 in 2006, and fully retired effective December 31, 2006.

The supplemental agreement was intended to provide a transition for Mr. Hughes from our FTN Financial unit’s traditional bonus plan to our management plan used for executive officers. When Mr. Hughes became an executive officer in 2004, his annual cash bonus previously was determined based on business unit results, in a traditional manner consistent with our understanding of industry practices. The bonus opportunity offered under the 2002 Management Incentive Plan was substantial, but significantly less than that provided under industry norms. Given Mr. Hughes’ expected retirement age, the Compensation Committee and Mr. Hughes agreed that the guaranteed post-retirement payment levels provided in the supplemental agreement adequately compensated Mr. Hughes for giving up his expectations under our traditional FTN Financial bonus arrangement.

Non-Compete Agreement with Mr. Hughes

In connection with Mr. Hughes’ retirement, in 2006 we entered into a confidentiality and non-compete agreement with Mr. Hughes. Among other things, that agreement requires Mr. Hughes to refrain from competing with us for a period of five years and from divulging confidential information, contains a release of us, and contains certain non-solicitation and other covenants. Under the agreement, for a total of five years after his retirement, Mr. Hughes is entitled to receive external office space, including equipment and furnishings, and administrative assistant support.

The primary objective of this agreement was to provide protection for the Corporation, especially in terms of customer relationships and confidential proprietary information, over and above that which previously existing arrangements provided.

2006 Executive Compensation Review

During the later part of 2006 and early 2007, management and the Committee conducted a comprehensive review of our executive compensation programs. Management and its compensation consultant worked in collaboration with the Committee and its compensation consultant to ensure that the executive programs continued

to provide competitive benefits, met the necessary business objectives, and followed best practice corporate governance. Some of the key changes to our practices resulting from that review are discussed in this section below. Additional and further changes may be made later; this discussion is based on decisions made to date.

Cash Compensation

Management’s compensation consultant compiled competitive data using the Peer Banks group discussed under the heading “Use of Peer Group Data” beginning on page 26, though the members of that Group were updated somewhat due to mergers and other changes occurring since the compensation decisions for 2006 were made. An analysis comparing that updated Peer Banks group to our practices indicated that the base salaries we have provided to our executive officers (including those named in this proxy) are competitive, providing for pay in a range between median to 75th percentile.

That same updated Peer Banks group was used to analyze the annual bonus opportunity and to determine the metrics used by the peer companies. Based on the analysis, the annual bonus program under our Management Incentive Plan (MIP) for 2007 will be earned based a corporate rating which is determined based on achievement of certain pre-defined earnings per share (EPS) or business unit pre-tax earnings growth rates.

Long-term Incentives

The existing long-term incentive programs consisting of management and performance awards, PARSAP grants and LTIP grants have been simplified and consolidated into one program which provides for the total long-term incentive value to be delivered 50% in stock options and 50% in performance share units (PSUs). The value to be delivered in 2007 approximates the value awarded in 2006, including one third of the 2005 PARSAP. The stock options will continue with the same 3 and 4 year vesting period as the 2006 awards. The PSUs will be earned based on three-year average EPS growth (2007–2009) relative to the updated Peer Banks group. The performance criteria looks at the updated Peer Banks group historical EPS growth figures for top quartile (75th percentile) which provides for the maximum 200% payout and median EPS growth performance (50th percentile) which provides for a 100% payout. Straight line interpolation will be used to determine the actual amount earned up to the maximum of 200%. Following determination of the performance achievement based on EPS growth, the awards will be increased or decreased based on our total shareholder return (TSR) performance relative to peers. If we achieve top quartile TSR and the award earned based on EPS growth is in the bottom quartile, the award will be increased 50%, and likewise if the TSR relative performance is bottom quartile (25th percentile) the award can be adjusted down. The PSU awards will be paid 70% in stock and 30% in cash. These changes reflect First Horizon’s and the Committee’s intent to preserve the sharp focus on stock price growth provided by options and create new targeted goals tied to PSUs. Previously granted awards will remain outstanding and be allowed to run their prescribed courses.

Change in Control Severance Arrangements

We engaged a nationally-recognized law firm to review our current change in control (CIC) arrangements and to assist us in identifying emerging best practices. In addition, competitive practices within the banking industry were provided by our compensation consultant for purposes of this analysis. As a result, in January 2007 the following changes were approved for the outstanding executive officer agreements and prospectively for all new agreements:

•	The prior agreements contained a modified single trigger which allowed executives to leave during the 30-day period following the 12 months after a CIC; that trigger has been removed.

•	Welfare benefits have been limited to healthcare and life insurance and the period reduced (if applicable) to comply with the final Section 409A regulations.

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The old excise tax gross-up feature has been modified. The new provision requires a reduction in the CIC severance payments if such a reduction would eliminate excise tax liability; the reduction cannot exceed the greater of 5% or $50,000. If the reduction cannot eliminate the excise tax, then the tax gross-up feature will apply.

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The bonus amount used in the severance calculation has been changed to reflect an average of actual bonuses earned for all executive officers other than the business line heads, whose bonuses will continue to be calculated based on 100% of salary.

•	Non-disparagement, cooperation, and non-solicitation covenants have been included in the agreements.

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A provision has been added to continue to accrue age and service credit under the Pension Restoration Plan during the severance period if the executive is at least 50 years of age and has at least 10 years of service upon termination following a CIC event.

•	Several other minor changes have been made, all in keeping with the Committee’s desire to remain competitive and at the same time consistent with best practices.

Other Changes

In addition to the changes noted above, the comprehensive review resulted in changes to our broad based equity grant practices to bring them in line with competitive industry practices, eliminated the payment of tax gross-ups related to certain perquisites, and, beginning in 2007, reduced the interest rates paid to those participating in the 1985 D&E plan (except for certain persons who retired prior to 2004) to 13%.

Compensation Committee Report

The Compensation Committee Report is located on page 12 of this proxy statement under the caption “The Compensation Committee.”

Recent Compensation

Summary Compensation Table

The Summary Compensation Table which appears below provides compensation information about the following persons: Mr. Glass, who served during 2006 as our CEO; Mr. Mosby, our Chief Financial Officer (“CFO”); and Messrs. Baker, Burkett, and Makowiecki, who are our three most highly compensated executive officers at year end 2006 other than Mr. Glass and Mr. Mosby. Also included are Mr. Hughes and Mr. Martin, who were executive officers during the year but who had retired from executive positions during the course of 2006. Mr. Glass retired as Chairman of the Board, President and CEO as of January 29, 2007. On that date, Mr. Baker was appointed President and CEO. All of the named officers are or were officers of both First Horizon and the Bank.

Executive compensation for 2006 continued to be largely based on First Horizon’s financial performance. Annual bonuses for the CEO, COO, all corporate executives, and two of the business unit heads for 2006 were $0. Payout from the Long-Term Incentive Plan (LTIP) was $0 for all executive officers, as it was in the previous year. The CEO and COO forfeited performance restricted stock and performance stock options with values of $942,000 for the CEO and $840,000 for the COO.

The amounts shown in the table include all compensation earned during the year indicated, including amounts deferred by those persons for all services rendered in all capacities to us and our subsidiaries. For named officers, information is provided for each entire year in which an individual served during any portion of the year as an executive officer. Additional executive compensation information is provided in tabular form in the following pages. A discussion and analysis of our compensation objectives and rationale, along with information on compensation of directors, is located in the “Compensation Discussion and Analysis” and “Director Compensation” sections of this proxy statement beginning on pages 23 and 65, respectively.

Summary Compensation Table
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value & Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

J.K. Glass*	2006	$939,692	—	$299,220	$986,056	—	$780,115	$63,271	$3,068,354
Chr of Bd,
Pres & CEO
M.L. Mosby	2006	$338,461	—	($101,330)	$43,345	—	$45,072	$22,844	$348,392
EVP & CFO
G.L. Baker*	2006	$698,173	—	$101,321	$162,231	—	$262,097	$72,646	$1,296,468
COO
C.G. Burkett	2006	$673,654	—	($185,043)	$98,368	$564,001	$428,891	$47,752	$1,627,623
Pres—TN
& Nat’l Banking
P.F. Makowiecki	2006	$447,346	—	$149,797	$38,052	—	—	$55,889	$691,084
Pres–Mortgage
Banking
J.L. Hughes	2006	$632,212	—	$445,713	$183,991	$3,367,788	$1,165,621	$59,266	$5,854,591
Pres–FTN
Financial (retired)
L. Martin	2006	$275,923	—	$351,762	$124,766	—	$218,412	$1,825,933	$2,796,796
COO–First Tenn.
Fin. Srvc. (retired)

*	Mr. Glass retired as Chairman of the Board, President and CEO as of January 29, 2007. On that date, Mr. Baker was appointed President and CEO.

Details concerning information in certain of the columns are presented in the following paragraphs:

(c)	Salary Deferrals. There were no deferrals of the salary amounts included in column (c) during 2006.
(d)	Bonuses. Our 2006 cash bonuses were paid under the 2002 Management Incentive Plan (“MIP”). They constitute non-equity incentive plan compensation and are therefore reported in column (g).
(e)/(f)

Accounting Expense Values. The dollar values associated with awards shown in columns (e) and (f) reflect the accounting expense during the year shown, and are only partially related to awards granted during the year.

Those accounting expenses are based on values determined as of the grant date of each award using the same assumptions, valuation method, and amortization method used for accounting purposes in our financial statements. The accounting valuation method makes several assumptions about the growth and volatility of our stock value, the expected actual duration in the case of options, vesting, forfeiture, and other matters. The amortization method makes further assumptions concerning the expected vesting and duration of the awards. A discussion of those assumptions and methods appears in Note 21 to our consolidated financial statements, which is included in Exhibit 13 to the 2006 Annual Report on Form 10-K and also is provided in our 2006 Annual Report to Shareholders. Actual future events may be substantially inconsistent with those assumptions.

In most cases the total value of an award is amortized over more than one year. In those cases the amount amortized in a single year is only a portion of the total accounting value of the award, and the amount shown in the Summary Compensation Table for that award type often represents the sum of several such portions for several awards granted over several years.

In addition, events may occur which, under the accounting rules, result in a negative expense. Forfeiture is one such event. The amounts shown in the Summary Compensation Table in some cases reflect a netting of positive and negative expenses. A negative number appears if the negative expenses were larger than the positive ones.

For all those reasons, the actual values realized by an award holder may, and often will, differ substantially from the accounting values reflected in columns (e) and (f).
(e)

Stock Awards. Column (e) includes the accounting values of conventional restricted stock, PARSAP shares, and LTIP performance share units (PSUs) expensed during the year indicated. Except for a small amount of dividend earnings, these amounts do not represent amounts paid or earned; they are simply the values attributed to awards under the applicable accounting rules, amortized over specific periods as required by those rules.

PARSAP Shares (Discontinued in 2007). Our practice has been to grant PARSAP shares every three years. PARSAP shares vest in 10 years, however vesting can be accelerated if certain performance criteria are met. The performance and other features of the PARSAP awards are discussed in the “PARSAP Awards” section of this proxy statement beginning on page 33. Our last two regular PARSAP grants were in 2002 and 2005. To reflect his promotion to an executive officer, Mr. Makowiecki received a prorated grant into the 2005 PARSAP during 2006. This program has been discontinued, and no new awards will be made after 2006.

LTIP PSUs. Our LTIPs are performance-based, meaning that eventual payout may be higher or lower than the accounting values used in the table above. The LTIP payout may be zero. For example, the 2003 and 2004 LTIP awards matured at the end of 2005 and 2006, respectively; the performance criteria were not met and the payout in each case was zero. Previous accruals related to the 2004 LTIP were recouped resulting in a negative accrual for fiscal year 2006 and therefore, are included in the amounts shown in column (e): Mr. Glass, $(1,076,154); Mr. Mosby, $(311,407); Mr. Baker, $(570,919); Mr. Burkett, $(570,919); Mr. Makowiecki, $ 0 ; Mr. Hughes, $(570,919); and Mr. Martin, $(441,632). The performance and other features of the 2006 LTIP awards are discussed in the “LTIP Awards” section of this proxy statement beginning on page 32.

The promotional grant of 25,000 performance-based restricted stock units (PSUs) to Mr. Baker is also included in column (e). The PSUs will vest and pay out in the same proportion (up to 100%) as Mr. Baker’s average annual bonus payout relative to his target bonus over the three-year period 2006-2008.

Earnings. Column (e) also includes earnings (dividends) paid or payable during the year on all restricted and PARSAP shares that have not yet vested, regardless of when granted. Dividend amounts are not paid or accrued on LTIP PSUs. The earnings amounts included in column (e) were: Mr. Glass, $308,551; Mr. Mosby, $32,665; Mr. Baker, $61,592; Mr. Burkett, $64,364; Mr. Makowiecki, $15,244; Mr. Hughes, $61,592; and Mr. Martin, $98,906.

(f)

Option Awards. All column (f) amounts represent the amortized expense used for accounting purposes in our financial statements during each year shown associated with stock option grants in that year or prior years. No stock appreciation rights (SARs) were awarded.

(g)

Bonuses. This column represents the annual MIP payout made in 2007 for the 2006 plan year. Although our LTIP awards are incentive compensation, they are reported in column (e) rather than in this column. Of the bonus amounts included in column (g), no amounts were deferred into any of our qualified or nonqualified deferred compensation plans.

(h)

Column (h) includes changes in pension actuarial values and above-market earnings on nonqualified deferred compensation accounts. Changes in pension actuarial values are the aggregate increase during the year in actuarial value of all pension plans, both qualified and supplemental, for each named executive. Our Pension Plan and Pension Restoration Plan are designed to give employees an incentive to stay with First Horizon through their normal retirement age. As a result, most of the benefits are accrued during the last few years of their career. This is illustrated in the numbers shown in the table below. For example, the amount shown for Mr. Hughes, who retired at the end of 2006, represents about one-fifth of his total retirement benefit for working 42 years. The actual expenses of these plans are determined using the projected unit credit actuarial method which spreads the cost over the entire career of each employee, and in 2006 the actual expense was lower than the number shown in the column marked “Change in Pension Value.” The earnings on deferred compensation included in this column include all above-market interest accrued during the year, whether or not paid during the year. For this purpose, the Securities and Exchange Commission requires us to use one or more rates specified in certain Internal Revenue Service publications as the applicable “market” rate(s) in each situation. The amounts associated with each category are shown in the following table.

Changes in Pension Actuarial Value and Above-Market Earnings on Deferred Compensation for 2006
Name	Change in Pension Value	Above-Market Earnings on Deferred Compensation	Total Shown in Column (h)

Mr. Glass	$692,824	$87,291	$780,115
Mr. Mosby	$45,072	—	$45,072
Mr. Baker	$262,097	—	$262,097
Mr. Burkett	$428,891	—	$428,891
Mr. Makowiecki	—	—	—
Mr. Hughes	$971,954	$193,667	$1,165,621
Mr. Martin	$216,970	$1,442	$218,412

(i)	Elements of “All Other Compensation” for 2006 consist of the following:

All Other Compensation for 2006
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Name	Perquisites and Other Personal Benefits	Tax Reimbursements	Compensation Related to Retirement	401(k) Plan Company Match	Life Insurance Premiums	Total Shown in Column (i)

Mr. Glass	$44,089	—	—	$6,600	$12,582	$63,271
Mr. Mosby	$16,807	—	—	$5,077	$960	$22,844
Mr. Baker	$53,046	$262	—	$6,600	$12,738	$72,646
Mr. Burkett	$36,259	—	—	$6,600	$4,893	$47,752
Mr. Makowiecki	$38,399	$9,253	—	$6,600	$1,636	$55,889
Mr. Hughes	$52,666	—	—	$6,600	—	$59,266
Mr. Martin	$7,327	$7	$1,812,000	$6,600	—	$1,825,933

Details concerning information in certain of the columns are presented in the following paragraphs:

(b)

“Perquisites and Other Personal Benefits” includes the following types of benefits: Flexible Dollars; Financial Counseling; Disability Insurance; Auto Allowance; Social Club Dues; Relocation Allowance; Health Club, and Other. Benefits are valued at the incremental cost to First Horizon. None of those benefit types individually exceeded $25,000 for any named person except for financial counseling for Mr. Hughes ($37,229) and auto allowance for Mr. Makowiecki ($28,800). “Flexible Dollars” represents First Horizon’s contribution to the Flexible Benefits Plan, based on salary and service. “Financial Counseling” represents payments for the preparation of income tax returns and related financial counseling. “Disability Insurance” represents insurance premiums with respect to our disability plan. “Auto Allowance” represents a cash allowance paid to certain executives in lieu of providing a company automobile and reimbursement of certain maintenance expenses. “Social Club Dues” represents annual dues for membership in a country club or other social organizations. Executives who use the club membership in part for business purposes may request reimbursement of 50% of the annual dues associated with club membership. In 2006 “Relocation Allowance” includes $17,014 in relocation expenses for Mr. Baker. “Health Club” represents reimbursement for certain health club memberships. In 2006, “Other” included only travel, lodging, meals, and other incidental expenses incurred by a spouse accompanying an executive on a business trip or function made at the Company’s request and miscellaneous gratuities provided to the executive and/or the spouse in connection with the business trip or function. Although most of these sorts of expenses are for business rather than personal purposes, certain expenses occasionally are classified as personal, and these are included in the “Other” category.

(c)

In the past, “Tax Reimbursements” represented tax gross-up payments on certain benefits. In late 2006 our Compensation Committee discontinued the payment of tax reimbursements on ordinary benefits; however, there were tax gross-up payments provided in early 2006 which are reflected in this column.

(d)

“Compensation Related to Retirement” includes all amounts paid or accrued to a named executive officer during the year in respect of severance or retirement. Mr. Martin retired during the year; no such payments were made or accrued to any other named executive. Details of the benefits provided to, and covenants given by, Messrs. Hughes and Martin are presented under the heading “Special Retirement Agreements” beginning on page 38 of this proxy statement.

(e)

“401(k) Match” represents First Horizon’s 50 percent matching contribution to the 401(k) Savings Plan, which is based on the amount of voluntary contributions by the participant to the FHNC stock fund, up to 6 percent of compensation. To the extent dollars from the Flexible Benefits Plan are contributed to the 401(k) Plan, they are included in column (b) rather than in column (e).

(f)

“Life Insurance Premiums” represents insurance premiums with respect to our supplemental life insurance plan. Under our Survivor Benefits Plan a benefit of 2 1/2 times final annual base salary is paid upon the participant’s death prior to retirement (or 2 times final salary upon death after retirement).

Grants of Plan-Based Awards

The following table provides information about conventional and performance stock options, conventional and performance restricted stock, and Long-Term Incentive Program (“LTIP Awards”) granted during 2006 to the officers named in the Summary Compensation Table. No stock appreciation rights (SARs) were granted during 2006. Our most recent regular performance-accelerated (PARSAP) restricted share award was granted in 2005; only two prorated PARSAP awards were granted in 2006 in connection with the promotion of Mr. Makowiecki and the hiring of a new executive officer not named in the Summary Compensation Table. The PARSAP program and the practice of making annual grants of conventional restricted stock were discontinued at the end of 2006.

For the purposes of the following table: LTIPs, performance stock options, and performance restricted stock are considered to be “Equity Incentive Plan Awards”; conventional restricted stock and PARSAP shares are considered to be “All Other Stock Awards”, and conventional stock options are considered to be “All Other Option Awards.” The information is organized so that each row represents a separate grant of awards; a column for a row is blank if it does not apply to the type of award listed in that row. The amounts shown in the table below for Mr. Hughes represent the awards granted in 2006; however, upon his retirement, 50% of his option grant and 66% of his LTIP grant were forfeited. In 2006 Mr. Martin received no awards of the types reported in this table because he had announced his retirement prior to the regular grant date for the year.

Grants of Plan-Based Awards in 2006
(a)	(b-1)	(b-2)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Name	Grant Date	Action Date	Estimated Possible Payouts under Non-Equity Incentive Plan Awards			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Mr. Glass	Opt 4-21	4-18								23,189	$40.71	$185,976
	P-Opt 4-21	4-18				—	57,084	57,084				$457,814
	RS 4-21	4-18							4,637			$188,772
	P-RS 4-21	4-18				—	11,472	11,472				$467,025
	LTIP 4-21	4-18				21,739	65,217	65,217				$2,654,984
	MIP		—	$1,180,000	$1,770,000

Mr. Mosby	Opt 4-21	4-18								4,177	$40.71	$33,500
	RS 4-21	4-18							835			$33,993
	LTIP 4-21	4-18				6,264	18,791	18,791				$764,982
	MIP		—	$340,000	$510,000

Mr. Baker	Opt 4-21	4-18								12,896	$40.71	$103,426
	P-Opt 4-21	4-18				—	51,601	51,601				$413,840
	RS 4-21	4-18							2,579			$104,991
	P-RS 4-21	4-18				—	10,318	10,318				$420,046
	LTIP 4-21	4-18				14,831	44,492	44,492				$1,811,269
	PRO 2-14	2-14				—	25,000	25,000				$964,500
	MIP		—	$805,000	$1,207,500

Mr. Burkett	Opt 4-21	4-18								10,365	$40.71	$83,127
	RS 4-21	4-18							2,073			$84,392
	LTIP 4-21	4-18				12,436	37,307	37,307				$1,581,768
	MIP		—	$705,000	$4,000,000

Grants of Plan-Based Awards in 2006
(a)	(b-1)	(b-2)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Name	Grant Date	Action Date	Estimated Possible Payouts under Non-Equity Incentive Plan Awards			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Mr. Makowiecki	Opt 4-21	4-18								6,910	$40.71	$55,418
	RS 4-21	4-18							1,382			$56,261
	LTIP 2-14	2-14				5,850	17,550	17,550				$677,079
	LTIP 4-21	4-18				8,290	24,871	24,871				$1,012,498
	PAR 2-14	2-14							10,400			$401,232
	MIP		—	$736,000	$4,000,000

Mr. Hughes	Opt 4-21	4-18								9,567	$40.71	$76,727
	RS 4-21	4-18							1,913			$77,878
	LTIP 4-21	4-18				11,478	34,433	34,433				$1,401,767
	MIP		—	$3,368,000	$4,000,000

Mr. Martin	N/A

Details concerning information in certain of the columns are presented in the following paragraphs:

(b-1)

Column (b-1) shows the 2006 grant dates of the awards reported in this table. These are the dates as of which the grants are effective for legal and accounting purposes, and as of which prices are set or used for those awards that use grant date stock values.

The rows in column (b-1) are designated to indicate the different award types involved. The designations correspond to the following award types: “Opt” for conventional stock options; “P-Opt” for performance stock options; “RS” for conventional restricted stock (annual grants were discontinued at the end of 2006); “P-RS” for performance restricted stock; “LTIP” for LTIP performance share unit awards; “PRO” for the promotional grant to Mr. Baker of performance based restricted stock units; and “PAR” for the prorated PARSAP grant made to Mr. Makowiecki (annual PARSAP grants were discontinued at the end of 2006).

(b-2)

Column (b-2) shows the 2006 dates on which the Compensation Committee acted to grant the awards reported in this table. For those awards in April, these action dates precede the legally effective grant dates by a few days. Additional information concerning the Committee’s reasons for delaying the effective dates of grants in many instances is set forth in the “Compensation Discussion and Analysis” section of this proxy statement under the headings “Option Grant Practices—Timing and Pricing” beginning on page 31 and “Restricted Stock Grant Practices” beginning on page 32.

(c)-(e)

The 2006 cash bonuses paid to our executives under our MIP were based on performance criteria established early in 2006 by the Compensation Committee. For the corporate officers, including Messrs. Glass, Mosby and Baker, the target is derived as a percentage of salary with the maximum representing 150% of target. For the business line leaders, Messrs. Burkett, Makowiecki and Hughes, the target is derived as a percentage of pre-tax earnings, with the maximum allowed under the MIP of $4,000,000. Additional information concerning annual cash bonuses paid to the named executive officers for 2006 is set forth in column (g) of the Summary Compensation Table and under the caption “Compensation Overview for Our Named Executive Officers” on pages 43 and 23, respectively, of this proxy statement.

(f)

The threshold payouts listed in column (f) for performance option (P-Opt) and restricted stock (P-RS) awards are based on achieving prior year earnings per share (EPS), which would represent 0% growth over prior year. Additional information concerning the performance criteria related to these performance awards is set forth under the heading “Performance Options and Restricted Stock” beginning on page 32.

The threshold payouts listed in column (f) for LTIP awards are based on achieving a certain pre-set minimum earnings per share (EPS) level and EPS growth ranking. The Compensation Committee has the discretion to determine the payout when the pre-set EPS level is achieved but the growth ranking is not. Additional information concerning the performance criteria related to LTIP awards is set forth in the “LTIP Awards” section beginning on page 32.

(g)/(h)

The target and maximum payouts listed in columns (g) and (h) for performance option (P-Opt) and restricted stock (P-RS) awards may differ from the amounts actually paid because the actual values realized will be based on the fair market value of our common stock at the end of the applicable performance period and those values are shown assuming the performance criteria are met completely. In fact, all of those awards were terminated in early 2007 because the performance criteria were not achieved, as determined by the Compensation Committee; we are not allowed to reflect that termination in the table above.

The target and maximum payouts listed in columns (g) and (h) for LTIP and promotion awards may differ from the amounts actually paid because the payouts under this program are based on the fair market value of our common stock at the end of the applicable performance period, if the performance criteria are met.

(i)

Column (i) shows the number of shares of conventional restricted stock, and the number of PARSAP shares, granted in 2006 to the named executive officers. The PARSAP program and the practice of making annual grants of conventional restricted stock were discontinued at the end of 2006.

(j)	Column (j) shows the number of shares underlying conventional stock options granted in 2006 to the named executive officers.
(k)

Our options were priced at fair market value on the grant date, as defined in our 2003 Equity Compensation Plan. That was the average of the high and low prices for our common stock on the grant date, rounded up to the nearest whole cent. The grant price was higher than the closing price of our stock on the grant date, which was $40.28 per share.

(l)

Column (l) reflects the dollar value of each award shown in columns (f), (g) and (h) and either column (i) or (j) determined as of the grant date of each award using the same assumptions, valuation method, and amortization schedule used for accounting purposes in our financial statements. Additional information concerning the assumptions and valuation method is given in the discussion of columns (e) and (f) of the Summary Compensation Table on page 43 of this proxy statement.

Supplemental Disclosure Concerning Summary Compensation and Grants of Plan-Based Awards Tables

The proportion of annual cash salary and bonus to total compensation, as reported in the Summary Compensation Table, for each of the named officers is: Mr. Glass, 31%; Mr. Mosby, 97%; Mr. Baker, 54%; Mr. Burkett, 41%; Mr. Makowiecki, 65%; Mr. Hughes, 68%; and Mr. Martin, 10%. Additional information concerning how the amounts of those elements of compensation were established, and how they relate to other forms of compensation, is set forth under the heading “Base Salary and Annual Bonus” in the “Compensation Discussion and Analysis” section beginning on page 27 of this proxy statement.

Under the terms of all options, participants are permitted to pay the exercise price of the options with our stock.

The vesting schedules of equity-based awards are as follows:

•

For all options and restricted stock, both conventional and performance, vesting occurs 50% on each of the third and fourth anniversaries of the grant date. For performance awards, vesting will not occur at all except to the extent that the award is retained based on meeting the performance criteria established when the award was granted, and vesting is not accelerated merely because performance goals are achieved. Additional information concerning the performance criteria for performance awards is set forth under the heading “Performance Options and Restricted Stock” beginning on page 32.

•

For LTIP awards vesting occurs (if at all) when certain performance criteria, established when the award was granted, are met. Additional information concerning the performance criteria for LTIP awards is set forth under the “LTIP Awards” section beginning on page 32.

•

For PARSAP awards vesting occurs on the tenth anniversary of the grant date, but may be accelerated if performance criteria, established when each award was granted, are met. Additional information concerning the performance-acceleration criteria for PARSAP awards is set forth in the “PARSAP Awards” section beginning on page 33. This program was discontinued at the end of 2006.

More detailed vesting information is provided under the heading “Outstanding Equity Awards at Fiscal Year-End” beginning on page 50, especially in the notes to the table in that section. For all awards vesting will or may be accelerated in the cases of death, disability, retirement, and change in control, and may be accelerated in the discretion of the Compensation Committee. Additional information concerning the acceleration features of awards is set forth under the caption “Change in Control Features under Other Plans and Programs” beginning on page 38.

Dividends are paid or accrued with respect to restricted stock and PARSAP shares, but not LTIP PSUs or stock options. No such dividends are at rates preferential to dividends paid in respect of ordinary outstanding shares.

The applicable plans provide for tax withholding features related to all award types upon approval of the Compensation Committee. To date, with respect to outstanding restricted stock and PARSAP awards, the Committee has approved a mandatory tax withholding feature under which vested shares are automatically withheld in an amount necessary to cover minimum required withholding taxes.

In many cases the Compensation Committee has the power to compel the deferral of payment of an award upon vesting if, absent the deferral, First Horizon would be unable to claim a corresponding deduction for tax purposes. On occasion the Committee has exercised that power. No such deferral would cause the amount deferred to be omitted from the Summary Compensation Table.

Equity Holdings and Value Realizations

Outstanding Equity Awards at Fiscal Year-End

The following table provides information about conventional and performance stock options, conventional and performance restricted stock, PARSAP shares, and LTIP performance share units (PSUs) held at December 31, 2006 by the officers named in the Summary Compensation Table. The PARSAP program and the practice of making annual grants of conventional restricted stock were discontinued at the end of 2006.

Outstanding Equity Awards at Fiscal Year-End 2006

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unearned Options(#)	Option Exercise Price ($/sh)	Option Expiration Date	Number of Shares or Units of Stock Held that Have Not Vested(#)	Market Value of Shares or Units of Stock that Have Not Vested($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested(#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested($)

Mr. Glass	48,458		—	$21.13	4/16/07
	16,169		—	$34.88	4/21/08
		1,155	—	$21.65	12/31/08
	109,670		—	$35.14	2/26/09
	18,689		—	$40.13	4/20/09
	125,000		—	$36.35	7/16/09
	17,464		—	$28.63	10/19/09
	110,945		—	$17.97	3/1/10
	86,747	86,748		$38.74	3/3/10
		163,280	—	$45.73	2/17/11
	36,976		—	$30.48	2/23/11
	21,565		—	$35.14	2/26/12
		58,405	—	$40.34	4/22/12
		23,189	57,084	$40.71	4/21/13
	1,106		—	$22.60	7/1/14
	4,156		—	$20.46	7/1/17
	3,018		—	$28.16	1/2/18
	2,984		—	$27.41	7/1/18
	2,758		—	$31.99	1/4/19
	3,172		—	$32.96	7/1/19
	5,140		—	$23.72	1/3/20
	4,441		—	$22.53	1/2/21
	3,546		—	$28.19	7/2/21
	3,482		—	$28.70	1/2/22
	1,315		—	$19.01	7/1/22
	1,368		—	$18.28	1/2/23
	1,139		—	$21.94	7/1/23
	1,142		—	$21.89	1/2/24
						122,422	$5,103,773	176,689	$7,366,164

Mr. Mosby	3,942		—	$35.14	2/26/09
	2,842	2,843	—	$38.74	3/3/10
		6,544	—	$45.73	2/17/11
		4,125	—	$40.34	4/22/12
		4,177	—	$40.71	4/21/13
						18,982	$791,360	47,705	$1,988,821

Outstanding Equity Awards at Fiscal Year-End 2006

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unearned Options(#)	Option Exercise Price ($/sh)	Option Expiration Date	Number of Shares or Units of Stock Held that Have Not Vested(#)	Market Value of Shares or Units of Stock that Have Not Vested($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested(#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested($)

Mr. Baker	10,194		—	$35.14	2/26/09
	5,809		—	$40.13	4/20/09
	6,636		—	$28.63	10/19/09
	10,271		—	$17.97	3/1/10
	4,762	4,762	—	$38.74	3/3/10
		15,717	—	$45.73	2/17/11
	19,817		—	$30.48	2/23/11
		9,453	—	$40.34	4/22/12
		12,896	51,601	$40.71	4/21/13
	2,186		—	$22.87	2/17/14
	2,581		—	$19.37	3/3/23
						36,797	$1,534,067	132,819	$5,537,224

Mr. Burkett	4,682		—	$21.13	4/16/07
	5,141		—	$34.88	4/21/08
	14,229		—	$35.14	2/26/09
	4,647		—	$40.13	4/20/09
	3,254		—	$28.63	10/19/09
	6,840	6,841	—	$38.74	3/3/10
		13,667	—	$45.73	2/17/11
	8,332		—	$30.48	2/23/11
	5,594		—	$35.14	2/26/12
		9,453	—	$40.34	4/22/12
		10,365	—	$40.71	4/21/13
	1,839		—	$24.38	2/23/21
	213		—	$28.19	7/2/21
	6,686		—	$28.11	2/26/22
	209		—	$28.70	1/2/22
	79		—	$19.01	7/1/22
	82		—	$18.28	1/2/23
						37,831	$1,577,174	90,316	$3,765,274

Mr. Makowiecki	5,800	—		$35.14	2/26/09
	2,709	2,709		$38.74	3/3/10
	7,500	—		$29.44	1/15/11
	—	4,705		$45.73	2/17/11
	8,543	—		$30.48	2/23/11
	8,004	—		$35.14	2/26/12
	—	3,375		$40.34	4/22/12
	—	6,910		$40.71	4/21/2013
						12,451	$519,082	42,421	$1,768,531

Outstanding Equity Awards at Fiscal Year-End 2006

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unearned Options(#)	Option Exercise Price ($/sh)	Option Expiration Date	Number of Shares or Units of Stock Held that Have Not Vested(#)	Market Value of Shares or Units of Stock that Have Not Vested($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested(#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested($)

Mr. Hughes	3,762		—	$46.75	4/16/07
	3,836		—	$46.75	4/21/08
	4,647		—	$40.13	4/20/09
	68,217		—	$46.13	10/19/09
	3,224		—	$46.75	12/31/09
	4,762	4,762	—	$38.74	12/31/09
		15,717	—	$45.73	12/31/09
	4,233		—	$46.75	12/31/09
	153,066		—	$35.14	12/31/11
		9,453	—	$40.34	12/31/09
		4,783	—	$40.71	12/31/09
	6,061		—	$46.75	12/31/11
	6,062		—	$46.75	12/31/11
	6,063		—	$46.75	12/31/11
	6,049		—	$46.75	12/31/11
	4,275		—	$46.75	12/31/11
	4,277		—	$46.75	12/31/11
						36,131	$1,506,301	53,885	$2,246,466

Mr. Martin			—
	5,624		—	$34.88	4/21/08
	14,229		—	$35.14	2/26/09
	5,084		—	$40.13	4/20/09
	1,932		—	$28.63	10/19/09
	9,172		—	$17.97	6/30/09
	6,840	6,841	—	$38.74	6/30/09
		12,169	—	$45.73	6/30/09
	7,101		—	$30.48	6/30/09
	2,341		—	$30.48	2.23/11
		7,313	—	$40.34	6/30/09
	3,410		—	$20.46	6/30/11
	2,696		—	$28.16	6/30/11
	4,208		—	$26.41	6/30/11
	15,113		—	$15.27	6/30/11
	4,679		—	$24.38	6/30/11
						—	—	19,136	$797,780

Details concerning information in certain of the columns are presented in the following paragraphs:

(c)	The vesting dates of unvested options reported in column (c) are:

Grant Date	Vesting Date	Mr. Glass	Mr. Mosby	Mr. Baker	Mr. Burkett	Mr. Makowiecki	Mr. Hughes	Mr. Martin

3/3/03	3/3/07	86,748	2,843	4,762	6,841	2,709	4,762	6,841
2/17/04	2/17/07	81,639	3,272	7,858	6,833	2,352	7,858	6,084
	2/17/08	81,641	3,272	7,859	6,834	2,353	7,859	6,085
1/3/05	1/1/08	1,155	—	—	—	—	—	—
4/22/05	4/22/08	29,202	2,062	4,726	4,726	1,687	4,726	3,656
	4/22/09	29,203	2,063	4,727	4,727	1,688	4,727	3,657
4/21/06	4/21/09	11,594	2,088	6,448	5,182	3,455	4,783	—
	4/21/10	11,595	2,089	6,448	5,183	3,455	—	—

(d)

The options in column (d) are performance options granted in 2006 with a performance goal related to fiscal 2006. At year-end 2006 all such options continued to be outstanding, unvested, and unearned in the sense that no performance determinations had yet been made. In early 2007, the Compensation Committee determined that 100% of such options should be forfeited, based on the fact that such goals had not been achieved.

(f)

Upon retirement, option terms generally are shortened to three years from retirement (five years if the option was granted under a now-discontinued deferral program), except that no option may have its original expiration date extended. The expiration dates for options held by Mr. Hughes (retired December 31, 2006) and Mr. Martin (retired June 30, 2006) reflect that adjustment. Terms for options held by Mr. Glass are expected to be similarly adjusted upon his full retirement, scheduled for April 17, 2007.

(g)

The awards included in column (g) all are unvested conventional restricted stock shares and PARSAP shares outstanding as of December 31, 2006. These programs were discontinued at the end of 2006.

The vesting dates of unvested conventional restricted stock shares reported in column (g) are:

Grant Date	Vesting Date	Mr. Glass	Mr. Mosby	Mr. Baker	Mr. Burkett	Mr. Makowiecki	Mr. Hughes	Mr. Martin

4/17/03*	7/17/07	25,000	—	—	—	—	—	—
	7/21/09	25,000	—	—	—	—	—	—
4/22/05	4/22/08	5,792	409	938	938	335	938	—
	4/22/09	5,791	409	937	937	334	937	—
4/21/06	4/21/09	2,319	418	1,290	1,037	691	957	—
	4/21/10	2,318	417	1,289	1,036	691	956	—

*

A pro rata portion of the April 17, 2003 grant to Mr. Glass, consisting of 23,750 shares, will vest in connection with Mr. Glass’s retirement as an employee on April 17, 2007; the remainder of that grant will be forfeited on that date.

The scheduled vesting dates of unvested PARSAP shares reported in column (g) are:

Grant Date	Vesting Date	Mr. Glass	Mr. Mosby	Mr. Baker	Mr. Burkett	Mr. Makowiecki	Mr. Hughes	Mr. Martin

2/26/02	2/26/12	20,210	5,056	9,843	11,383	—	9,843	—
4/22/05	4/22/15	35,992	12,273	22,500	22,500	10,400	22,500	—

The foregoing information reflects scheduled vesting dates. PARSAP shares have an acceleration feature that allows them to vest early upon achievement of certain performance goals. In connection with his retirement on December 31, 2006, both the conventional restricted stock and the PARSAP shares held by Mr. Hughes and shown on the preceding two tables and in column (g) vested on January 2, 2007.

(h)

The values in column (h) reflect the closing market value at December 29, 2006, of the unvested conventional restricted shares and PARSAP shares held by the named persons, with no discount for the risk that the award might be forfeited or for the time remaining before vesting. The values are not based on financial accounting assumptions or methods (discontinued program).

(i)	The awards included in column (i) all are unvested performance restricted stock shares, LTIP PSUs, and the promotional grant to Baker outstanding on December 31, 2006.

(j)

The values in column (j) reflect the closing market value at December 29, 2006, of the unvested performance restricted shares (granted in 2006), LTIP PSUs (granted over several years) held by the named persons, and the promotional grant to Baker with no discount for the risk that the award might be forfeited based on performance or for the time remaining before vesting. The values are not based on financial accounting assumptions or methods.

(i)/(j)

At year-end 2006 the awards reflected in columns (i) and (j) continued to be outstanding and no performance determinations had yet been made. In early 2007, the Compensation Committee determined that of the 2006 performance stock options and restricted stock: (i) 100% of such restricted stock shares should be forfeited, based on the fact that the applicable corporate performance goals were not achieved; and, (ii) 100% of the LTIP PSUs having a performance period ending in 2006 should be forfeited based on failure to achieve applicable corporate performance goals.

The performance periods applicable to unvested LTIP PSUs reported in columns (i) and (j) are shown in the schedule below:

Grant Date	Vesting Date	Mr. Glass	Mr. Mosby	Mr. Baker	Mr. Burkett	Mr. Makowiecki	Mr. Hughes	Mr. Martin

4/22/05	2005–2006	39,807	11,565	21,204	21,204	5,850	21,204	10,935
4/22/05	2005–2007	60,193	17,349	31,805	31,805	11,700	21,203	8,201
4/21/06	2006–2009	65,217	18,791	44,492	37,307	24,871	11,478	—

In early 2007 the Compensation Committee determined that the applicable corporate performance goals for the 2004 LTIP awards had not been met. Accordingly, the applicable PSUs were forfeited and are not included in the summary table above.

The promotional grant of performance-based restricted stock units (PSUs) to Mr. Baker of 25,000 is also included in column (i) and (j) and will vest in February 2009, subject to achieving certain performance criteria.

Option Exercises and Stock Vested

The following table provides information about stock options and similar rights exercised during 2006 by the officers named in the Summary Compensation Table and restricted shares that vested during 2006. The named officers do not hold stock appreciation rights. No conventional or performance restricted shares vested for any of the named persons during 2006 except Mr. Martin, in connection with his retirement during the year.

Option Exercises and Stock Vested During 2006

(a)	(b)	(c)	(d)	(e)
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Mr. Glass	—	—	—	—
Mr. Mosby	—	—	—	—
Mr. Baker	—	—	—	—
Mr. Burkett	—	—	—	—
Mr. Makowiecki	—	—	—	—
Mr. Hughes	111,900	$1,222,035	—	—
Mr. Martin	15,822	$329,672	30,236	$1,211,254

Details concerning information in certain of the columns are presented in the following paragraphs:

(c)	The values in column (c) represent the difference between the fair market value of the shares on the exercise date and the exercise price of the option.

(e)	The values in column (e) represent the fair market value of the shares on the vesting date.

Post-Employment Benefits

Pension Benefits

We have two defined benefit retirement plans for our executives: a tax-qualified Pension Plan, and a Pension Restoration Plan which, in practical effect, extends the benefits of the Pension Plan as if the dollar limit imposed by the Tax Code did not exist. The two plans ordinarily have the overall effect, therefore, of a single plan providing a single benefit. The table below reports benefits for the plans separately, however, in accordance with applicable disclosure rules.

Our Pension Plan is integrated with social security under an “offset” formula, applicable to all participants. Retirement benefits are based upon a participant’s average base salary for the highest 60 consecutive months of the last 120 months of service (“covered compensation”), length of service, and social security benefits. Benefits are normally payable in monthly installments after age 65. The normal form of benefit payment for a married participant is a qualified joint and survivor annuity with the surviving spouse receiving for life 50 percent of the monthly amount the participant received. The normal form of benefit payment for an unmarried participant is an annuity payable for life and 10 years certain. For purposes of the plan, “compensation” is defined as the total cash remuneration reportable on the employee’s IRS form W-2, plus pre-tax contributions under the Savings Plan and employee contributions under the Flexible Benefits Plan, excluding bonuses, commissions, and incentive and contingent compensation.

Our Pension Restoration Plan is an unfunded plan covering certain employees in the highest salary grades, including all executive officers, whose benefits under the Pension Plan have been limited under Tax Code Section 415 and Tax Code Section 401(a)(17). The limitation under Section 415 of the Tax Code is $175,000 for 2006 or 100% of the employee’s average income in his three highest paid years, whichever is less. Tax Code Section 401(a)(17) limits compensation to $220,000 for purposes of certain benefit calculations. “Compensation” is defined in the same manner as it is for purposes of the Pension Plan. Under the Pension Restoration Plan participants receive the difference between the monthly pension payable if Tax Code limitations did not apply, and the actual pension payable.

Our Pension Plan provides a reduced early retirement benefit for any participants who at least age 55 with 15 years of service. The reduction in benefits is based on age at retirement. For example, if retiring at age 55 the Pension Plan benefit is reduced by 50%. The Pension Restoration Plan also provides for early retirement.

Service is granted for each hour worked at the corporation including certain hours of non-worked service such as vacation, holidays and disability. One year of service is credited for each year in which 1,000 or more hours of service are worked. A fractional year of service is credited for years where less than 1,000 hours are worked.

Some of our subsidiaries do not participate in our Pension Plan or Pension Restoration Plan.

The following table provides information about estimated benefits under our Pension Plan and our Pension Restoration Plan.

Pension Benefits

(a)	(b)	(c)	(d)	(e)
Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

Mr. Glass	Pension	32	$853,638	—
	Restoration	32	$2,949,510	—

Mr. Mosby	Pension	18	$171,101	—
	Restoration	18	$69,761	—

Mr. Baker	Pension	3	$119,145	—
	Restoration	9	$1,027,915	—

Mr. Burkett	Pension	33	$642,119	—
	Restoration	33	$1,117,056	—

Mr. Makowiecki	Pension	—	—	—
	Restoration	—	—	—

Mr. Hughes	Pension	41	$1,370,166	—
	Restoration	41	$4,196,762	—
	Supplemental	N/A	—

Mr. Martin	Pension	37	$816,644	$32,062
	Restoration	37	$698,284	$711,565
	Special	N/A

Details concerning information in certain of the columns are presented in the following paragraphs:

(b)

Mr. Hughes has two agreements with us (described under the caption “Special Retirement Agreements” beginning on page 38 of this proxy statement) that will provide to him, among other things, a fixed annual post-retirement benefit supplemental to the Pension Plan and Pension Restoration Plan.

Mr. Martin has an agreement with us (described under the caption “Special Retirement Agreements” beginning on page 38 of this proxy statement) that will provide to him a benefit under the Pension Plan as provided to any other participant. The benefit under the Pension Restoration Plan is in accordance with the plan except First Horizon has waived the requirement for working until age 65 and the first six monthly payments under the plan were delayed and paid as a lump sum six months after retirement to comply with Tax Code 409A.

(c)

This column shows the years of credited service as defined in each respective plan, as of fiscal year-end. Mr. Baker’s years of credited service under the Pension Plan represent his years of service as an executive officer and for purposes of the Restoration Plan his years as an officer of our parent corporation (his six prior years of service while employed at First Horizon Home Loans will not count as credited years of service under the Pension Plan but will count under the Restoration Plan).

(d)

Column (d) reflects the actuarial present value of the named executive’s accumulated benefit under each plan, computed as of the same pension plan measurement date used for financial statement reporting purposes with respect to our 2006 fiscal year, except that in column (d) retirement age is assumed to be the normal retirement age shown in column (c). The amounts presented in the above table were calculated by the Pension Plan actuary. The valuation method chosen to calculate those amounts is the projected unit credit cost method. This method recognizes cost in an increasing pattern as a participant approaches retirement. The discount rates are 6.06% for the Pension Plan and 5.88% for the Pension Restoration Plan and reflect the expected average term until settlement of each of these plans. The assumptions on which the amounts presented in the above table are based are discussed in Note 20 to our consolidated financial statements, which is included in Exhibit 13 to our 2006 Annual Report on Form 10-K and also is provided in our 2006 Annual Report to Shareholders.

(e)	No amounts were paid during 2006 under any pension plan to any named executive officer other than Mr. Martin.

Mr. Makowiecki began participating in the Pension Plan in early 2006 and in the Pension Restoration Plan in October 2006; therefore, he has no accrued benefits as of December 31, 2006 under either plan.

Nonqualified Defined Contribution and Other Deferred Compensation Plans

For many years we have sponsored plans and programs that allow executives to defer receipt of salary and bonus compensation, primarily to allow them to reduce current-year taxes. Information concerning the activities in the past year, and the year-end account balances, of the officers named in the Summary Compensation Table with respect to our prior and current deferred compensation plans and programs is presented in the following table.

Nonqualified Deferred Compensation

(a)	(b)	(c)	(d)	(e)	(f)
Name	Executive Contributions in Last FY($)	Company Contributions in Last FY($)	Aggregate Earnings in Last FY($)	Aggregate Withdrawals/ Distributions($)	Aggregate Balance at Last FYE($)

Mr. Glass	—	—	$490,714	$898,196	$4,806,128
Mr. Mosby	—	—	—	—	—
Mr. Baker	—	—	$559,427	—	$5,807,343
Mr. Burkett	—	—	—	—	—
Mr. Makowiecki	—	—	—	—	—
Mr. Hughes	—	—	$580,135	—	$17,284,928
Mr. Martin	$497,000	—	$258,760	$391,835	$2,722,121

Details concerning information in certain of the columns are presented in the following paragraphs:

(b)

Currently up to 75% of salary and of annual cash bonus may be deferred in our deferred compensation plan for executives. The amounts included in this column represent deferral of bonus payments made in 2006 related to the prior year.

(c)	First Horizon makes no matching or other contributions to nonqualified deferred compensation accounts, other than earnings reported in column (d).

(d)

Earnings include interest for those accounts that earn interest. For accounts that are phantom shares of Company stock or of mutual funds, earnings include increases and decreases of value from January 1 through December 31 of the year. The number in the table nets those amounts as applicable to the individual involved. An above-market portion of all earnings amounts is also reported in the table captioned “Changes in Pension Actuarial Value and Above-Market Earnings on Deferred Compensation for 2006” on page 45.

(e)

Withdrawals are allowed under the Plans in the case of hardship, in service distributions selected with the deferral election and interim distributions provided for under one of the older plans. The amounts reflected for Mr. Glass relate to an interim distribution under one of the older plans, and the amounts for Mr. Martin reflect distributions which began upon his retirement.

(f)

Certain plan accounts are denominated as numbers of shares of First Horizon’s stock or of certain mutual funds. All such accounts are valued based on the fair market value of those shares at fiscal year-end. The amounts in this column that represent the aggregate salary and bonus deferred in years prior to 2006, without earnings, are: Mr. Glass, $452,055; Mr. Baker, $4,719,121; Mr. Hughes, $13,304,917; and Mr. Martin, $1,181,732.

The information above excludes information related to our tax-qualified 401(k) Savings Plan. Additional information concerning our deferred compensation plans is given under the caption “Deferral Plans and Programs” beginning on page 35 of this proxy statement.

Employment Contracts, Termination of Employment and Change in Control Arrangements, and Benefits under Them

As discussed above, many of our plans and programs contain special provisions regarding termination of employment in various common situations, including in connection with retirement and a change in control of First Horizon. We also have certain other arrangements that deal primarily with retirement and change in control situations. This section provides information concerning those provisions, and other arrangements related to those situations, in relation to the officers named in the Summary Compensation Table.

Ordinary Termination of Employment

An ordinary termination of employment, whether by action of the Corporation (an involuntary termination) or by action of the executive (a voluntary termination), fixes or limits the amount or triggers payment of certain benefits under certain plans but generally does not result in additional benefits to the executive. Information concerning the effects and benefits as a result of ordinary termination is provided below.

Pension Plan and Pension Restoration Plan

The Pension and Pension Restoration Plans generally operate as a single plan in terms of defining the pension benefit payable to executives. The combined pension benefit is fixed once employment is terminated, since no subsequent changes occur to the primary factors upon which benefits are based: years of credited service and compensation levels. Prior to retirement, participants may make (and change) various elections that affect their benefits. Among those are: the ability to take an “early retirement” annual benefit in lieu of a “normal retirement” benefit, if employment ends after the early retirement age (presently age 55) and prior to normal retirement age (presently age 65); the ability to take a benefit payable only during the life of the employee or a smaller benefit that would continue if the employee predeceases his or her spouse; and the ability or requirement to take a lump sum or other non-annuity payment in lieu of annual benefits under the Pension Restoration Plan in certain circumstances. Additional information concerning our pension plans and benefits payable under them at normal retirement and typical early retirement is provided under the caption “Pension Benefits” beginning at page 55.

If the officers named in the Summary Compensation Table (other than Messrs. Hughes and Martin) ceased to be employed at December 31, 2006 and had elected to be paid based on early retirement status (at that time, none qualified for normal retirement), then, based on a 50% joint and survivor annuity election for the Pension Plan, the annual cash benefit for each of those officers would have been: Mr. Glass, $69,624; Mr. Mosby, $0; Mr. Baker, $0; Mr. Burkett, $51,228; and Mr. Makowiecki, $0. Mr. Baker will not qualify for early retirement under the plan, and Mr. Mosby was not early retirement eligible at year-end; therefore, neither would have been eligible for the annual cash benefit.

If the officers ceased to be employed at December 31, 2006 and elected the lump sum form of payment, which is the normal form of distribution under the Pension Restoration Plan, the lump sum benefit for each of those officers would have been: Mr. Glass, $2,895,138; Mr. Mosby, $0; Mr. Baker, $0; Mr. Burkett, $1,163,917; and Mr. Makowiecki, $0. Mr. Hughes and Mr. Martin retired during 2006. Mr. Baker will not qualify for early retirement under the plan, and Mr. Mosby was not early retirement eligible at year-end; therefore, neither would have been eligible for the lump sum benefit.

Mr. Hughes attained normal retirement age at the time of his retirement; his annual cash benefit under the Pension Plan is $457,170, of which $330,747 is a special supplemental benefit that will expire after ten years. His lump sum benefit under the Pension Restoration Plan is $1,671,244. Mr. Martin qualified for early retirement when he retired; his combined annual cash benefit under these plans is $117,489.

In addition to the ordinary pension benefit, Mr. Hughes has a special supplemental severance arrangement. Additional information concerning that supplemental arrangement with Mr. Hughes is provided below under the caption “Special Retirement Agreement—Supplemental Retirement Agreement with Mr. Hughes” beginning at page 40.

Also, in connection with their retirement, Messrs. Hughes and Martin each entered into a special post-retirement arrangement with us that provided certain benefits in exchange for certain covenants and restrictions. Additional information concerning those retirement arrangements is provided under the caption “Special Retirement Agreements” beginning at page 38.

401(k) Savings Plan

Our 401(k) Savings Plan is a defined contribution plan to which eligible employees may elect to contribute by payroll deduction, up to the limits of the Plan and applicable tax rules. Although we offer a matching contribution, the primary sources of funds for the Plan are deductions from the participants’ paycheck and earnings on those funds. Each participant has an account in the plan which may be invested in a variety of investment alternatives at the participant’s election, including in shares of our stock. Each account represents actual financial assets held in trust by a corporate trustee. Each of our executive officers participates in the 401(k) Plan and his or her account is fully vested. When employment terminates, payroll additions and any company matching contributions cease.

Earnings on accounts continue to accrue until funds are withdrawn. We do not pay earnings on account funds except indirectly, through dividends on company stock held in Plan accounts.

Deferred Compensation Plans

For many years we have sponsored plans and programs that allow executives to defer receipt of salary and bonus compensation, primarily to allow them to reduce current-year taxes. Under those plans, participants may elect to defer receipt of salary and cash bonus amounts. Many of our executives have deferred, at different times, amounts under several different plans. Deferred amounts are credited to accounts and earnings accrue according to the provisions of each plan. Participants have significant discretion regarding the length of the deferral period, the investment criteria upon which earnings are based, and the form of payout (lump sum or a term of regular payments), although the plans and tax laws mandate lump sum payout in certain circumstances. A deferral period commonly selected lasts until employment terminates. Amounts paid under our deferred compensation plans, both deferrals and earnings, are paid directly by us; these plans are unfunded and nonqualified. Additional information concerning those plans and amounts related to the officers named in the Summary Compensation Table is provided above under the caption “Nonqualified Defined Contribution and Other Deferred Compensation Plans” beginning on page 57 and its related table (the “Deferred Compensation Table”).

We have no arrangement with any executive officer under which we would be required to increase any account under any of the deferred compensation plans in connection with an ordinary termination of employment. However, under one older plan which is currently frozen, a participant, whose employment terminates for reasons other than normal retirement, a change in control or without Compensation Committee approval, is required to experience a significant reduction in the value of his or her account. In that situation, earnings in that older plan are to be re-calculated, retroactively, using a much lower deemed interest rate than that used for normal retirement. If the re-computed balance is equal to or less than the aggregate of all past withdrawals, the participant’s account under that older plan would become zero. The executive officers named in the Summary Compensation Table who have accounts under that older plan are Mr. Glass, Mr. Hughes and Mr. Martin. The aggregate account balances on December 31, 2006 of the executive officers named in the Summary Compensation Table under all deferred compensation plans assuming ordinary termination (column (b)), assuming termination by early retirement (column (c)), and assuming termination at normal retirement (column (d)), are indicated below:

Aggregate Deferred Compensation Account Balances at Year-End 2006;
Comparisons Under Various Termination Scenarios

(a)	(b)	(c)	(d)
Name	Ordinary Termination	Early Retirement	Normal Retirement

Mr. Glass	$4,034,951	$4,034,951	$4,806,128
Mr. Mosby	—	—	—
Mr. Baker	$5,807,343	$5,807,343	$5,807,343
Mr. Burkett	—	—	—
Mr. Makowiecki	—	—	—
Mr. Hughes	NA	NA	$17,284,928
Mr. Martin*	NA	$2,932,494	NA

*	Data for Mr. Martin as of his actual retirement date, June 30, 2006.

In the case of Mr. Glass, the balances in columns (b) and (c) are less than what is reported in the Deferred Compensation Table on page 57, as that table assumes termination will occur at or after normal retirement. Mr. Hughes retired normally, and Mr. Martin retired early, during 2006. Mr. Martin’s information in the table above is reported at his retirement date (June 30, 2006) rather than at year end; the Deferred Compensation Table reports his balance at year end.

Annual Bonus

If employment terminated under ordinary circumstances prior to the bonus payment date (shortly after year-end), the annual cash bonus for that year normally would not be paid.

Stock Incentives (Options, Restricted Stock, LTIPs)

Stock options terminate at the time of, or three months after, an ordinary termination of employment, depending upon whether or not the options were vested at the time of termination. Restricted stock shares that are not vested, and LTIP awards as to which the performance period has not passed, normally are forfeited at the time of an ordinary termination of employment. Different treatment would apply in the case of retirement, death, disability, or change in control; the retirement and change in control situations are discussed in more detail below.

Early and Normal Retirement

Retirement is a special type of voluntary termination of employment. Under our Pension Plan, “normal” retirement occurs at or after age 65, and “early” retirement occurs at or after age 55. Other plans for which “retirement” is important generally borrow or somewhat modify the Pension definitions. Retirement fixes or limits the amount or triggers payment of certain benefits under certain plans but generally does not result in additional benefits to the executive; however, termination of employment before retirement can result in a decrease in benefits under some plans. Information concerning the effects and benefits of early and normal retirement is provided below.

Pension Plan and Pension Restoration Plan

Early and normal retirement benefits under our pension plans are described above under the captions “Pension Benefits” beginning at page 55 and “Ordinary Termination of Employment—Pension Plan and Pension Restoration Plan” beginning at page 58.

401(k) Savings Plan

Our 401(k) Plan is described above under the caption “Ordinary Termination of Employment—401(k) Savings Plan” beginning at page 58. Early and normal retirement do not increase participant account balances.

Deferred Compensation Plans

Benefits under our deferred compensation plans are described above under the captions “Ordinary Termination of Employment—Deferred Compensation Plans” beginning at page 59. Benefit information is provided there for ordinary termination, early retirement, and normal retirement situations. Early and normal retirement do not increase participant account balances. However, under one older plan, any termination of employment other than normal retirement without the approval of the Compensation Committee will cause a reduction in the account balance unless the Compensation Committee provides otherwise. Many of our executives have elected to receive payments of deferral accounts upon early or normal retirement rather than after a fixed term of years.

Annual Bonus

If a participant in our MIP, under which annual cash bonuses are paid to executive officers, were to retire early or normally before payment of the bonus for a particular year, the MIP cash bonus for that year normally would be paid in whole or part based on actual achievement of the applicable goals for that year. The amount of bonus would depend significantly on when (relative to the performance period) the retirement occurred and on the exercise of discretion by the Compensation Committee, among other things. Actual cash bonuses paid for 2006 are reported in the Summary Compensation Table on page 43 above; we have no standing agreement or arrangement by which bonuses would be increased in connection with retirement.

Stock Incentives (Options, Restricted Stock, LTIPs)

In the case of normal retirement, unvested stock options continue vesting for three years (five years in the case of options granted in connections with a deferral of earned cash compensation) but not beyond their original term and vested options remain outstanding for the period described above. The same rules apply for options granted prior to 2006 in the case of early retirement.

Restricted stock, including PARSAP, is normally forfeited upon termination of employment. In the case of normal retirement, however, awards under our older plans would vest immediately; and, for awards under the 2003

Equity Compensation Plan, the Compensation Committee has the discretion to vest shares in whole or part. In the past, the Committee on occasion has acted to vest restricted stock pro rata (based on the portion of the vesting period worked) in connection with normal retirement situations that do not involve any adverse factors, and on occasion has acted to vest restricted stock in whole or in part when retirement has been accompanied by a special severance arrangement (described under the caption “Special Retirement Agreements” beginning on page 38 of this proxy statement).

The LTIP awards typically are preserved in proportion to the years of the applicable performance period that the retiree worked, but remain subject to satisfaction of all applicable performance requirements.

Other Agreements and Arrangements

On occasion in the past the Compensation Committee has approved entering into special arrangements or agreements relating to the retirement of certain executive officers. Additional information is provided under the captions “Special Retirement Agreements,” Special Retirement Agreement with Mr. Baker,” “Special Retirement Agreement with Mr. Martin” “Supplemental Retirement Agreement with Mr. Hughes,” and “Non-Compete Agreement with Mr. Hughes” beginning on page 38 of this proxy statement.

On January 29, 2007, Mr. Glass retired from his positions as Chairman, President, and Chief Executive Officer, and will retire from our Board and as a full-time employee on April 17, 2007. Our Board approved a retirement arrangement with Mr. Glass that will provide certain benefits as discussed below. Mr. Glass’s current annual cash salary is to continue until his full retirement as an employee on April 17, 2007. Mr. Glass will remain with First Horizon in a transition role until his retirement and will work closely with the Chairman of the Board and Mr. Baker. Mr. Glass also will provide consulting services to First Horizon until December 31, 2007, for which he will be paid a total of $600,000.

The terms of Mr. Glass’s outstanding equity awards are not changed, except for one special award discussed below. The failure to change outstanding awards means that all restricted shares and LTIP awards unvested at retirement (on April 17, 2007), and all stock options granted in 2006, will be forfeited upon retirement except for a portion of the special award. A special award of 50,000 shares of restricted stock granted to Mr. Glass in 2003 in connection with a promotion was scheduled to vest 50% later in 2007 and 50% in 2009. A prorata portion of the 2007 half will vest at retirement, consisting of 23,750 shares, and the remainder of the special award will be forfeited at retirement.

For purposes of our pension and pension restoration plans, Mr. Glass will be treated at retirement (in April) as if he were age 65, and benefit payments will commence in 2008. Mr. Glass will be age 60 at retirement. At retirement Mr. Glass will have 33 years of credited service under those plans. Without the age adjustment, Mr. Glass would have qualified at retirement for a combined annual pension benefit under those plans of approximately $327,450. With the age adjustment and payments beginning in 2008, Mr. Glass’s benefit is expected to increase by approximately $118,025 per year.

For purposes of our 1985 D&E Plan, Mr. Glass will be treated at retirement as if he were age 65. Under the 1985 D&E Plan, early retirement (before age 65) would have subjected Mr. Glass to the risk of a re-calculation of his account balance in such a way that the balance could have been reduced to zero. Because he will be treated as if he were 65, Mr. Glass’s account will not be re-calculated as a result of his early retirement; his account will be neither reduced nor increased at retirement. Under the 1985 D&E Plan, Mr. Glass’s account is required to be distributed in monthly installments beginning in January 2012 over a period of 15 years.

Change in Control

Summary

We have special change in control severance agreements with all of the named executive officers. In addition, many of our plans and programs have special provisions that apply if we experience a change in control event. Provided in this section is information concerning arrangements and benefits that would apply if we experience a change in control event.

A change in control has the following effects on certain benefit plans, programs, and arrangements in which the named executive officers participate:

•

Target annual bonuses and LTIP awards are prorated through the date of the change in control and paid. For those executives whose annual bonuses are based on a percentage of business unit earnings; the annual bonus will be calculated using 100% of base salary.

•	Restricted stock, restricted stock units, phantom stock units and unvested stock options vest.

•

Under our Pension Restoration Plan, a lump sum payout is made to participants representing the present value, using a discount rate of 4.2%, of the participant’s scheduled projected benefits, assuming periodic distributions of the participant’s accrued benefit in the normal form under the plan, actuarially adjusted according to a formula for the participant’s age at the time of the change in control.

•	Excess funding in the Pension Plan is allocated, according to a formula, to all plan participants and all retirees.

•

Deferred compensation under individual deferral agreements that accrue interest based on the 10-year Treasury rate and certain other benefits are paid over to previously established rabbi trusts. Funds in such trusts will remain available for the benefit of our general creditors prior to distribution.

•	Our Survivor Benefits Plan generally cannot be amended to reduce benefits.

•

Under one older deferred compensation plan under which new deferrals have not been permitted since 1995, a lump sum payout is made to participating employees and certain terminated employees representing the present value, using a discount rate of 4.2%, of the participant’s scheduled projected distributions, assuming employment through normal retirement date and continued interest accruals at above-market rates, described further under the caption “Director Compensation” beginning at page 65.

The following table sets forth, as of December 31, 2006, dollar amounts that would have been paid to and the dollar values of the equity awards that would have vested with respect to the executive officers named in the Summary Compensation Table upon a change in control event followed by termination of employment. Amounts in columns (d), (e), (f), (g), (h), and (i) would be payable whether or not there is a change in control event and subsequent termination of employment. Information is omitted for Messrs. Hughes and Martin since they both had retired by year-end.

Gross Amounts Payable and Dollar Values of Equity Vesting
upon Change in Control as of Year-End 2006

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name	CIC Sev. Agree- ments	Tax Grossup	Pension Restora- tion Plan	NQ Deferred Compen- sation	Annual Bonus	Stock Options	Restricted Stock	LTIPs	Other

Mr. Glass	$6,372,000	$7,758,601	$628,281	$7,219,610	$1,180,000	$53,310	$3,311,411	$4,247,967	$71,692
Mr. Mosby	$2,040,000	$2,112,997	$108,399	—	$340,000	$4,230	$736,100	$1,228,109	$45,597
Mr. Baker	$4,515,000	$3,842,395	$259,069	$5,807,343	$805,000	$25,994	$2,654,053	$2,391,403	$72,115
Mr. Burkett	$4,050,000	$3,587,490	$251,062	—	$675,000	$16,977	$1,447,133	$2,291,340	$50,829
Mr. Makowiecki	$2,700,000	$1,630,420	—	—	$450,000	$5,277	$470,680	$916,667	$47,433

Many of the amounts shown in the table above would have been paid eventually without a change in control and therefore do not represent additional compensation. Many other amounts are paid in substitution for “normal” amounts but are reported in the table as gross amounts payable, rather than as net increases in compensation. Accordingly, presented in the table below are the same categories of information, but showing only the net increase in compensation resulting from the change in control rather than gross amounts. For that purpose:

•

The lump sum payment of the Pension Restoration Plan annual benefits that would apply to an early retirement situation at December 31, 2006 (described in the “Pension Benefits” table on page 56), using a discount rate of 4.2% is netted against the benefits that would be paid under that Plan at early retirement assuming a change in control did not occur.

•	Increases in the present value of account-based deferred compensation plans related to the change in control are treated as additional compensation.

•	Change in control annual bonus amounts are reported net of the actual bonuses paid for 2006.

•

Mere acceleration of vesting is treated as adding no compensation value in excess of the amounts indicated for unvested options and restricted stock shown in the table captioned “Outstanding Equity Awards at Fiscal Year-End” on page 50 above as those awards would have vested assuming continued employment.

•

LTIPs were assumed to have achieved performance targets sufficient to result in a 20%-of-target payout in the normal course. Accordingly, the amount shown in the table below represents the gross change in control amount less the assumed 20% payout amount. The assumptions used to value the LTIP payout for purposes of the table below are for illustration purposes only and are not a prediction of future performance nor of the amount that actually will be paid in connection with the LTIPs.

Net Increase in Amounts Payable upon Change in Control as of Year-End 2006

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name	CIC Sev. Agree- ments	Tax Grossup	Pension Restora- tion Plan	NQ Deferred Compen- sation	Annual Bonus	Stock Options	Restricted Stock	LTIPs	Other

Mr. Glass	$6,372,000	$7,758,601	—	$2,413,482	$1,180,000	—	—	$2,870,384	$71,692
Mr. Mosby	$2,040,000	$2,112,997	—	—	$340,000	—	—	$830,341	$45,597
Mr. Baker	$4,515,000	$3,842,395	—	—	$805,000	—	—	$1,578,444	$72,115
Mr. Burkett	$4,050,000	$3,587,490	—	—	$110,999	—	—	$1,538,289	$50,829
Mr. Makowiecki	$2,700,000	$1,630,420	—	—	$450,000	—	—	$562,960	$47,433

Details concerning information in the columns of the preceding two tables are presented in the following paragraphs:

(b)

This severance benefit would be payable under the change in control severance agreements that we have entered into with many of our executives. Additional information is provided above under the caption “Change in Control Severance Agreements” beginning at page 37.

(c)

This amount represents a tax reimbursement amount (as calculated under the applicable Internal Revenue Code) for the amount needed to pay the excise tax due on the executive’s severance benefit payable under the change in control severance agreements that we have entered into with all of our executives. Additional information is provided above under the caption “Change in Control Severance Agreements” beginning at page 37.

(d)

The Pension Restoration Plan benefit normally is a periodic cash payment, similar to the Pension Plan benefit. If a change in control were to occur, however, a lump sum payout is made under the Pension Restoration Plan to participants equal to the present value, using a discount rate of 4.2%, of the participant’s scheduled projected benefits, assuming periodic distributions of the participant’s accrued benefit in the normal form under the plan, actuarially adjusted according to a formula for the participant’s age at the time of the change in control. The lump sum payment replaces the normal annual benefit.

(e)

Information concerning normal and change in control benefits under the deferred compensation plans is presented below under the caption “Change in Control Effects on Deferred Compensation Plans” beginning at page 64, and above under the caption “Ordinary Termination of Employment—Deferred Compensation Plans” beginning at page 59.

(f)

Annual bonuses are prorated through the date of the change in control and paid, based on the target amount irrespective of performance. The amounts shown in the gross payment table above, and the gross amounts used to calculate the net amounts shown in the second table, assume 100% proration since the change of control is assumed to occur at year end.

(g)

A change in control event causes stock options to vest immediately, to the extent not previously vested. The values reported in the gross payment table represent the total in-the-money dollar value of unvested stock options held by the named officer at December 31 that would have accelerated if a change in control had occurred at that time.

(h)

A change in control event causes conventional and PARSAP restricted stock and RSUs to vest immediately, to the extent not previously vested. The values reported in the gross payment table represent the total dollar value of unvested conventional and PARSAP restricted stock and RSUs held by the named officer at December 31 that would have accelerated if a change in control had occurred at that time.

(i)	If a change in control occurs, LTIP awards are prorated through the date of the change in control and paid, irrespective of performance.

(j)

This amount represents the value of certain welfare and insurance benefits and outplacement services provided under the change in control severance agreement. In addition, each executive has a death benefit of two and one-half times salary under the Executive Survivor Benefit Plan. Upon a change in control the benefit is not reduced. No values relating to that plan are reported in the gross or net tables shown above.

Omitted from both tables are annual benefits payable under our Pension Plan and account balances under our 401(k) plan. The 401(k) plan would be unaffected by a change in control event and under the Pension Plan any excess funding in the plan would be allocated, according to a formula, to all participants and retirees. Additional information concerning benefits payable under the Pension Plan and the 401(k) Savings Plan are provided under the captions “Pension Benefits” beginning at page 55, “Ordinary Termination of Employment—Pension Plan and Pension Restoration Plan” beginning at page 58, and “Ordinary Termination of Employment—401(k) Savings Plan” beginning at page 58. Additional information about certain of plans, programs, and agreements affected by a change in control is provided in the paragraphs below.

Change in Control Severance Agreements

We have change in control severance contracts with approximately 100 officers, including each of the named executive officers, which may be terminated upon three years’ prior notice. Additional information about these contracts is provided under the caption “Other Post-Employment Benefits—Change in Control Severance Agreements” beginning on page 37 of this proxy statement. As part of our comprehensive review of executive compensation in 2006, the Committee approved significant changes to the executive change in control severance agreements early in 2007. Those changes are outlined under the heading “2006 Executive Compensation Review” beginning on page 40 of this proxy statement.

Change in Control Effects on Deferred Compensation Plans

Upon a change in control: (1) the deferred compensation under individual deferral agreements that accrue interest at the 10-year Treasury rate and certain other benefits are paid over to previously established rabbi trusts and the funds remain available for the benefit of our general creditors prior to distribution; and (2) one older plan in which Messrs. Glass, Hughes, and Martin participate provides for a lump sum payout of the balance which exceeds the then-current balance. The lump sum is calculated using a discount rate of 4.2% of the participant’s scheduled projected distributions, assuming employment through normal retirement date and continued interest accruals at the plan’s above-market rates. Additional information concerning our deferred compensation plans are described above under the caption “Ordinary Termination of Employment—Deferred Compensation Plans” beginning at page 59.

Director Compensation

Information concerning the compensation of our non-employee directors paid or earned during 2006 is presented in the table below. Information for Mr. Glass, who during 2006 was our only director who was also an employee of First Horizon, is not included below but is instead presented in the Summary Compensation Table beginning on page 43. Mr. Glass did not receive any compensation under the plans, programs, and practices described below. Mr. Rose was appointed Chairman of the Board on January 29, 2007. As such, Mr. Rose will no longer be eligible for compensation as a non-employee director; however, previously-granted equity awards were not affected by his change in status.

Director Compensation for 2006

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Dr. Blattberg	$97,500	$100,602	—	—	$67,740	—	$265,842
Mr. Cooper	$80,000	$141,752	—	—	—	—	$221,752
Mr. Haslam	$69,000	$65,715	—	—	—	—	$134,715
Mr. Martin	$113,000	$128,924	—	—	$5,194	—	$247,118
Ms. Palmer	$110,000	$128,924	—	—	$5,446	—	$244,370
Mr. Reed	$59,250	$73,591	—	—	—	—	$132,841
Mr. Rose	$78,000	$52,480	—	—	$73,158	—	$203,638
Ms. Sammons	$79,000	$160,244	—	—	—	—	$239,244
Mr. Sansom	$67,000	$87,927	—	—	$74,554	—	$229,481
Mr. Ward	$82,500	$155,294	—	—	—	—	$237,794
Mr. Yancy	$65,000	$131,829	—	—	—	—	$196,829

Details concerning information in the columns are presented in the following paragraphs:

(b)	Included in this column are all fees and retainers paid in cash, whether or not receipt was deferred.

(c)

Restricted Stock. Through 2006, it has been our practice to award all non-employee directors shares of restricted stock such that each such director has 800 shares of our restricted stock vesting each year and receives at all times during his or her tenure as a director dividends or dividend equivalents on 8,000 shares of our common stock. Most recently, these awards have been made under our 2003 Equity Compensation Plan. If the individual’s directorship terminates for any reason other than death, disability (defined as total and permanent disability), retirement (defined as any termination not caused by death or disability after the attainment of age 65 or 10 years of service as a director), or a change in control (as defined in the 2003 Equity Compensation Plan), all shares that at the time remain restricted shares will be forfeited.

Accounting Values. The dollar values shown in column (c) reflect accounting expenses accrued during the year shown, and are only partially related to awards granted during the year. Those accounting expenses are based on values determined as of the grant date of each award using the same assumptions, valuation method, and amortization method used for accounting purposes in our financial statements. The accounting valuation method makes several assumptions about the growth and volatility of our stock value, vesting, forfeiture, and other matters. The amortization method makes further assumptions concerning the expected vesting and duration of the awards. A discussion of those assumptions and methods appears in Note 21 to our consolidated financial statements, which is included in Exhibit 13 to the 2006 Annual Report on Form 10-K and also is provided in our 2006 Annual Report to Shareholders. Actual future events may be substantially inconsistent with those assumptions.

Also, in most cases the total value of an award is amortized over more than one year. In those cases the amount amortized in a single year is only a portion of the total accounting value of the award, and the amount shown in the Director Compensation Table for that award type often represents the sum of several such portions for several awards granted over several years.

For all those reasons, the actual values realized by an award holder may, and often will, differ substantially from the accounting values reflected in column (c).

Grant Date Fair Value. In 2006, only Mr. Haslam and Mr. Reed received grants of restricted stock. Mr. Haslam received 600 shares which will vest in April 2007 with a full accounting value, measured on the grant date, of $23,064. Mr. Reed received 8,000 shares vesting 800 shares per year over 10 years with a full accounting value, measured on the grant date, of $329,600. These values are expected to be amortized over the term of the awards.

Earnings. Column (c) also includes earnings (dividends) paid or payable during the year on all restricted shares that have not yet vested, as well as all phantom dividend equivalents, regardless of when granted. The earnings amounts included in column (c) were: Dr. Blattberg, $12,960; Mr. Cooper, $13,320; Mr. Haslam, $3,240; Mr. Martin, $12,960; Ms. Palmer, $12,960; Mr. Reed, $7,200; Mr. Rose, $12,960; Ms. Sammons, $11,520; Mr. Sansom, $12,960; Mr. Ward, $10,800; and Mr. Yancy, $9,180.

(d)

Options. No stock options were granted to non-employee directors in 2006. Prior option grants from now-expired plans remain outstanding. All column (d) amounts represent the amortized expense used for accounting purposes in our financial statements during each year shown associated with stock option grants in prior years.

(c)/(d)	Outstanding Restricted Shares and Options. At December 31, 2006, our non-employee directors held the unvested shares of restricted stock and unexercised options shown in the following table:

Summary of Equity Awards
Outstanding at Year-End 2006

Name	Shares of Unvested Restricted Stock (#)	Shares Covered by Stock Options (#)

Dr. Blattberg	3,200	34,512
Mr. Cooper	7,200	—
Mr. Haslam	2,000	47,253
Mr. Martin	5,600	39,220
Ms. Palmer	5,600	73,542
Mr. Reed	8,000	—
Mr. Rose	800	38,150
Ms. Sammons	5,600	2,493
Mr. Sansom	2,400	88,409
Mr. Ward	5,600	3,767
Mr. Yancy	4,400	10,634

Additional information concerning outstanding restricted stock and stock options appears under the caption “Outstanding Equity Awards at Fiscal Year-End” beginning on page 68.

(e)	Our non-employee directors do not receive cash incentive compensation.

(f)

Our non-employee directors do not participate in our pension or other retirement plans.

Above-Market Earnings on Deferred Compensation. Our non-employee directors have historically had the ability to defer their compensation into deferred compensation plan accounts. The amounts in column (f) include all above-market interest accrued during the year on all deferred compensation accounts, whether or not paid during the year. For this purpose, the Securities and Exchange Commission requires us to use one or more rates specified in certain Internal Revenue Service publications as the applicable “market” rate(s) in each situation.

(g)

Other benefits. In addition, the following other benefits have been approved by the Board as additional compensation to non-employee directors for service as a director: a personal account executive, a no fee personal checking account for the director and his or her spouse, a FirstCheck debit card, a no fee VISA card, no fee for a safe deposit box, no fee for traveler’s checks and cashier’s checks, and if the Board has authorized a stock repurchase program, the repurchase of shares of our common stock at the day’s volume-weighted average price with no payment of any fees or commissions if the repurchase of the director’s shares is otherwise permissible under the repurchase program that has been authorized. The aggregate incremental cost to First Horizon of those benefits is less than $10,000 per person and is not included in the column.

The dollar amounts in the table above are paid under various practices and plans described in the following paragraphs.

Each non-employee director is paid a retainer quarterly at an annual rate of $45,000 plus a fee of $2,000 for each day of each Board meeting attended. In addition, each such director receives $1,500 for each day of each committee meeting (other than an Audit Committee meeting) attended and $2,000 for each day of each Audit Committee meeting attended. The Audit Committee chairperson is paid $5,000 per Audit Committee meeting attended (inclusive of committee meeting fees), and the chairpersons of the other committees are paid $4,000 per committee meeting attended (inclusive of committee meeting fees). Our practice is to hold our Board and committee meetings jointly with the Bank’s Board and committees. Directors are not separately compensated for Bank Board or committee meetings except for those infrequent meetings that do not occur jointly.

Under the First Horizon National Corporation Nonqualified Deferred Compensation Plan, non-employee directors have deferred and may currently defer amounts that earn returns indexed to the performance of certain mutual funds selected by the non-employee director. These mutual funds merely serve as the measuring device to determine the director’s rate of return, and the director has no ownership interest in the mutual funds selected. First Horizon hedges its obligations related to such mutual fund deferrals.

Our non-employee directors have historically had the option to defer their compensation under several different plans. Under the 2000 Non-Employee Directors’ Deferred Compensation Stock Option Plan, which expired in January 2005, all non-employee directors could elect to receive stock options in lieu of fees. Deferred compensation options had an exercise price of 50 percent (80 percent for options granted for 2002, 2001, and 2000 and 85 percent for options granted for years prior to 2000) of fair market value on the grant date. Each participant was required to forego the right to receive cash fees which he or she would earn. The amount of the foregone cash plus the option exercise price was required to equal or exceed 100% of our stock’s fair market value on the issue date of the options. Although new deferrals have not been permitted under this plan since January 2005, options granted with respect to compensation earned prior to January 2005 are still outstanding.

Under one old cash deferral plan, under which new deferrals have not been permitted since 1995, non-employee directors could elect to defer fees earned and receive an accrual of interest at rates ranging from 17-22 percent annually, with a reduction to a guaranteed rate based on 10-year Treasury obligations if a participant terminates service prior to a change-in-control for a reason other than death, disability or retirement. For the 2007 plan year, these interest rates were reduced for most participants, including all four current non-employee directors who are participants in the plan, to 13%. Interim distributions in an amount between 85 percent and 100 percent of the amount originally deferred are made in the eighth through the eleventh years following the year of deferral, with the amount remaining in a participant’s account and accrued interest generally paid monthly over the 15 years following retirement at age 65. Certain restrictions and limitations apply on payments and distributions. Although new deferrals have not been permitted under that plan since 1995, interest continues to accrue on certain older accounts. In the past, non-employee directors have also had the option under other deferral agreements to defer amounts which generally accrue interest at a rate tied to 10-year Treasury obligations. No new deferrals have been made since 1995 under these agreements, but interest continues to accrue on certain older accounts. The non-employee directors who have accounts under this old plan are Messrs. Blattberg, Martin, Palmer, and Sansom. Mr. Rose, who was a non-employee director prior to being named our Chairman of the Board on January 29, 2007, also has an account under this old plan.

We also reimburse our directors for their expenses incurred in attending meetings, which is not considered to be compensation.

Outstanding Equity Awards at Fiscal Year-End (Non-Employee Directors)

As mentioned previously, we no longer grant options to non-employee directors, and only two directors, Mr. Reed and Mr. Haslam, received a grant of restricted stock in 2006. However, stock options previously were available to non-employee directors in connection with deferral elections, and our long-term restricted stock program for non-employee directors has operated since 1992. The following table provides information about stock options and conventional restricted stock held at December 31, 2006 by the non-employee directors as shown above in the Director Compensation table. All options reported have vested, and only unvested restricted shares are reported. We have no performance cash or equity plan or program for non-employee directors.

Outstanding Equity Awards at Fiscal Year-End 2006
Held by Non-Employee Directors

(a)	(b)	(c)	(d)	(e)	(f)
	Stock Options			Restricted Stock Awards
Name	Number of Securities underlying Unexercised Options (#)	Option Exercise Price ($/sh)	Option Expiration Date	Number of Shares or Units of Stock Held that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)

Dr. Blattberg				3,200	$133,408
	1,195	$22.60	7/1/14
	1,524	$21.65	1/3/15
	3,722	$28.16	12/31/17
	3,708	$26.72	6/30/18
	3,292	$31.85	12/31/18
	3,380	$32.67	6/30/19
	3,819	$24.49	12/31/19
	3,108	$22.63	1/2/21
	2,589	$28.19	7/2/21
	2,298	$28.70	1/2/22
	1,908	$30.42	7/1/22
	2,257	$29.24	1/2/23
	661	$21.94	7/1/23
	1,051	$21.89	1/2/24

Mr. Cooper	—	—	—	7,200	$300,168

Mr. Haslam				2,000	$83,380
	1,062	$22.60	7/1/14
	1,109	$21.65	1/3/15
	2,608	$13.02	6/30/16
	4,946	$16.05	12/31/16
	4,138	$20.53	6/30/17
	3,018	$28.16	12/31/17
	2,754	$26.72	6/30/18
	3,025	$31.85	12/31/18
	2,600	$32.67	6/30/19
	3,472	$24.49	12/31/19
	4,775	$14.22	7/3/20
	2,664	$22.63	1/2/21
	2,376	$28.19	7/2/21
	2,298	$28.70	1/2/22
	2,303	$30.42	7/1/22
	2,257	$29.24	1/2/23
	752	$21.94	7/1/23
	1,096	$21.89	1/2/24

Mr. Martin				5,600	$233,464
	1,637	$22.60	7/1/14
	1,432	$21.65	1/3/15
	4,744	$20.53	6/30/17
	4,124	$28.16	12/31/17
	3,919	$26.72	6/30/18
	3,292	$31.85	12/31/18
	2,903	$32.67	6/30/19
	2,778	$24.49	12/31/19
	2,487	$22.63	1/2/21
	2,376	$28.19	7/2/21

Outstanding Equity Awards at Fiscal Year-End 2006
Held by Non-Employee Directors

(a)	(b)	(c)	(d)	(e)	(f)
	Stock Options			Restricted Stock Awards
Name	Number of Securities underlying Unexercised Options (#)	Option Exercise Price ($/sh)	Option Expiration Date	Number of Shares or Units of Stock Held that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)

	2,507	$28.70	1/2/22
	2,368	$30.42	7/1/22
	2,599	$29.24	1/2/23
	912	$21.94	7/1/23
	1,142	$21.89	1/2/24

Ms. Palmer				5,600	$233,464
	1,504	$22.60	7/1/14
	1,570	$21.65	1/3/15
	7,720	$9.79	6/30/15
	6,632	$12.82	12/31/15
	6,782	$13.02	6/30/16
	7,138	$16.05	12/31/16
	4,468	$20.53	6/30/17
	3,924	$28.16	12/31/17
	3,496	$26.72	6/30/18
	3,648	$31.85	12/31/18
	3,206	$32.67	6/30/19
	3,819	$24.49	12/31/19
	4,354	$14.22	7/3/20
	2,931	$22.63	1/2/21
	2,589	$28.19	7/2/21
	2,577	$28.70	1/2/22
	2,303	$30.42	7/1/22
	2,257	$29.24	1/2/23
	934	$21.94	7/1/23
	1,690	$21.89	1/2/24

Mr. Reed	—	—	—	8,000	$333,520

Mr. Rose				800	$33,352
	1,150	$22.60	7/1/14
	1,155	$21.65	1/3/15
	4,414	$20.53	6/30/17
	3,220	$28.16	12/31/17
	3,602	$26.72	6/30/18
	2,847	$31.85	12/31/18
	2,946	$32.67	6/30/19
	3,472	$24.49	12/31/19
	2,664	$22.63	1/2/21
	2,518	$28.19	7/2/21
	2,716	$28.70	1/2/22
	2,566	$30.42	7/1/22
	2,804	$29.24	1/2/23
	843	$21.94	7/1/23
	1,233	$21.89	1/2/24

Outstanding Equity Awards at Fiscal Year-End 2006
Held by Non-Employee Directors

(a)	(b)	(c)	(d)	(e)	(f)
	Stock Options			Restricted Stock Awards
Name	Number of Securities underlying Unexercised Options (#)	Option Exercise Price ($/sh)	Option Expiration Date	Number of Shares or Units of Stock Held that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)

Ms. Sammons				5,600	$233,464
	929	$22.60	7/1/14
	1,201	$21.65	1/3/15
	363	$21.89	1/2/24

Mr. Sansom				2,400	$100,056
	1,150	$22.60	7/1/14
	1,201	$21.65	1/3/15
	9,456	$9.79	6/30/15
	9,372	$12.82	12/31/15
	8,956	$13.02	6/30/16
	7,774	$16.05	12/31/16
	5,794	$20.53	6/30/17
	4,426	$28.16	12/31/17
	4,873	$26.72	6/30/18
	4,093	$31.85	12/31/18
	3,943	$32.67	6/30/19
	4,977	$24.49	12/31/19
	5,478	$14.22	7/3/20
	4,174	$22.63	1/2/21
	2,589	$28.19	7/2/21
	2,646	$28.70	1/2/22
	2,763	$30.42	7/1/22
	2,736	$29.24	1/2/23
	866	$21.94	7/1/23
	1,142	$21.89	1/2/24

Mr. Ward				5,600	$233,464
	1,150	$22.60	7/1/14
	1,293	$21.65	1/3/15
	91	$21.94	7/1/23
	1,233	$21.89	1/2/24

Mr. Yancy				4,400	$183,436
	1,106	$22.60	7/1/14
	1,155	$21.65	1/3/15
	1,149	$28.70	1/2/22
	2,434	$30.42	7/1/22
	2,668	$29.24	1/2/23
	843	$21.94	7/1/23
	1,279	$21.89	1/2/24

Details concerning information in certain of the columns are presented in the following paragraphs:

(e)	The awards included in column (e) all are unvested restricted stock shares outstanding on December 31, 2006. Mr. Ward’s shares all were forfeited when he left the Board in January 2007.

(f)

The values in column (f) reflect the closing market value at December 29, 2006, of the unvested restricted shares held by the named persons, with no discount for the risk that the award might be forfeited or for the time remaining before vesting. The values are not based on financial accounting assumptions or methods.

The vesting dates of those shares in column (e) are:

Vesting Dates of Non-Employee Director Restricted Stock Awards Outstanding at Year-End 2006
Name	Grant Date	Vesting Dates	Shares of Stock Vesting Each Year(#)	Total Shares Unvested(#)

Dr. Blattberg	4/17/03	4/30 of each year 2007–2010	200	800
	5/1/2005	4/30 of each year 2007–2010	600	2,400
Mr. Cooper	1/18/05	1/31 of each year 2007–2015	800	7,200
Mr. Haslam	4/17/03	4/30 of each year 2007–2013	200	1,400
	10/20/06	4/30/07	600	600
Mr. Martin	4/17/03	4/30 of each year 2007–2013	200	1,400
	5/1/05	4/30 of each year 2007–2013	600	4,200
Ms. Palmer	4/17/03	4/30 of each year 2007-2013	200	1,400
	5/1/05	4/30 of each year 2007–2013	600	4,200
Mr. Reed	4/18/06	4/30 of each year 2007–2016	800	8,000
Mr. Rose	4/17/03	4/30/07	200	200
	5/1/05	4/30/07	600	600
Ms. Sammons	4/17/03	10/31 of each year 2007–2013	800	5,600
Mr. Sansom	4/17/03	4/30 of each year 2007–2009	200	600
	5/1/05	4/30 of each year 2007–2009	600	1,800
Mr. Ward	4/17/03	4/30 of each year 2007–2013	800	5,600
Mr. Yancy	4/17/03	4/30 of each year 2007–2013	200	1,400
	11/1/01	10/31 of each year 2007–2011	600	3,000

Non-Employee Director Option Exercises and Stock Vested

The following table provides information about stock options and similar rights exercised during 2006 by the non-employee directors named in the Director Compensation Table, and restricted shares that vested during 2006. Each director had 800 restricted shares vest during 2006 except for Mr. Reed, who received his first grant upon his initial election to the Board in April 2006.

Non-Employee Director
Option Exercises and Stock Vested During 2006

(a)	(b)	(c)	(d)	(e)
Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting ($)

Dr. Blattberg	—	—	800	$33,896
Mr. Cooper	—	—	800	$30,212
Mr. Haslam	—	—	800	$33,896
Mr. Martin	—	—	800	$33,896
Ms. Palmer	—	—	800	$33,896
Mr. Reed	—	—	—	—
Mr. Rose	—	—	800	$33,896
Ms. Sammons	—	—	800	$31,532
Mr. Sansom	—	—	800	$33,896
Mr. Ward	—	—	800	$33,896
Mr. Yancy	—	—	800	$32,123

Details concerning information in certain of the columns are presented in the following paragraph:

(e)

Values in column (e) represent the fair market value of the shares on the respective vesting dates. Vesting dates (and therefore vesting values) differed among directors for these reasons: director shares vest on the anniversary dates of grant, they have been granted initially when a director first joins the board, and few directors joined on the same date; second grants (ten years after initial grants) have varied due to prospective retirement ages at the time of grant; and many directors were affected by transitional grants in 2003 which increased the vesting rate from 600 shares each year to 800.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”) requires our directors and officers to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and to furnish us with copies of all forms filed.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the past fiscal year our officers and directors complied with all applicable Section 16(a) filing requirements.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K, including the financial statements and schedules thereto, which is filed with the SEC, is available free of charge to each shareholder of record upon written request to the Treasurer, First Horizon National Corporation, P. O. Box 84, Memphis, Tennessee, 38101. Each such written request must set forth a good faith representation that as of the record date specified in the notice of annual shareholders’ meeting the person making the request was a beneficial owner of a security entitled to vote at the annual meeting of shareholders.

The exhibits to the Annual Report on Form 10-K will also be supplied upon written request to the Treasurer and payment to us of the cost of furnishing the requested exhibit or exhibits. A document containing a list of each exhibit to Form 10-K, as well as a brief description and the cost of furnishing each such exhibit, will accompany the Annual Report on Form 10-K.

BY ORDER OF THE BOARD OF DIRECTORS

CLYDE A. BILLINGS, JR. Senior Vice President, Assistant General Counsel and Corporate Secretary

March 12, 2007

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Appendix A

FIRST HORIZON NATIONAL CORPORATION
2002 MANAGEMENT INCENTIVE PLAN
(As Amended and Restated April 19, 2005)

ARTICLE I—Purpose

Section 1.1 The purpose of the Plan is to provide a financial incentive for key executives to encourage and reward desired performance on key financial measures that will further the growth, development and financial success of the Company and to enhance the Company’s ability to maintain a competitive position in attracting and retaining qualified key personnel who contribute, and are expected to contribute, materially to the success of the Company. The Plan is designed to replace the existing First Tennessee National Corporation Management Incentive Plan, as amended and restated, and to ensure that awards paid pursuant to this Plan to eligible employees of the Company are tax deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). This Plan shall be submitted to the Company’s shareholders for approval pursuant to 26 C.F.R. 1.162.27(e)(4)(vi) at the annual meeting to be held on April 16, 2002, and shall be effective for the 2002 fiscal year commencing on January 1, 2002. If the shareholders do not approve the Plan, the Plan shall not become effective.

ARTICLE II—Definitions

Section 2.1 Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

(A)	“Award” shall mean an incentive compensation award made to a Participant pursuant to this Plan that is subject to and dependent upon the attainment of one or more Performance Goals.

(B)	“Board” shall mean the Board of Directors of the Company.

(C)	“Change in Control” shall mean the occurrence of any one of (and shall be deemed to have occurred on the date of the earliest to occur of) the following events:

(i)

individuals who, on January 21, 1997, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to January 21, 1997, whose election or nomination for election was approved by a vote of at least three-fourths (3/4) of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual elected or nominated as a director of the Company initially as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(ii)

any “Person” (as defined under Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as used in Section 13(d) or Section 14(d) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that the event described in this paragraph (ii) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any entity in which the Company directly or indirectly beneficially owns more than 50% of the voting securities or interests (a “Subsidiary”), (B) by an employee stock ownership or employee benefit plan or trust sponsored or maintained by the Company or any Subsidiary, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, or (D) pursuant to a Non-Qualifying Transaction (as defined in paragraph (iii) hereof);

(iii)

the shareholders of the Company approve a merger, consolidation, share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Company Voting Securities that were outstanding immediately prior to the consummation of such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”); or

(iv)	the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or a sale of all or substantially all of the Company’s assets.

Computations required by paragraph (iii) shall be made on and as of the date of shareholder approval and shall be based on reasonable assumptions that will result in the lowest percentage obtainable. Notwithstanding the foregoing, a change in control of the Company shall not be deemed to have occurred solely because any person acquires beneficial ownership of more than twenty percent (20%) of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding: provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the company shall then occur.

(D)	“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(E)

“Committee” shall mean the Committee designated pursuant to Section 3.1 of this Plan and shall consist solely of two or more members of the Board, appointed by and holding office at the pleasure of the Board, each of whom is both a “non-employee director” as defined by Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and an “outside director” for purposes of Section 162(m) of the Code.

(F)	“Common Stock” shall mean the common stock of the Company, par value $0.625 per share, as adjusted from time to time for stock splits.

(G)	“Company” shall mean First Horizon National Corporation, and its successors and assigns.

(H)	“Compensation” shall mean the base salary earned by a Participant during any Performance Period.

(I)

“Covered Officer” shall mean at any date (i) any individual who, with respect to the previous tax year of the Company, was a “covered employee” of the Company within the meaning of Code Section 162(m), excluding any such individual whom the Committee, in its discretion, reasonably expects not to be a “covered employee” with respect to the current tax year of the Company and (ii) any individual who was not a “covered employee” under Code Section 162(m) for the previous tax year of the Company, but whom the Committee, in its discretion, reasonably expects to be a “covered employee” with respect to the current tax year of the Company or with respect to the tax year of the Company in which any applicable Award will be paid.

(J)

“Disability” shall mean a disability that would qualify as a total and permanent disability under the long-term disability plan then in effect at the Company or Subsidiary employing the Participant at the onset of such total and permanent disability.

(K)

“Early Retirement” shall mean the Termination of Employment of a Participant from the employ or service of the Company, or any of its Subsidiaries participating in the First Horizon National Corporation Pension Plan, as amended from time to time, on or after the Participant has attained the age of 55 and 15 years of employment or service with the Company or any of its participating Subsidiaries.

(L)	“Employee” shall mean any employee of the Company or a Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

(M)	“Employer” shall mean the Company or a Subsidiary, whichever at the time employs the Employee.

(N)

“Fair Market Value” with respect to the Common Stock, shall mean, as of any date, (i) the mean between the high and low sales prices at which shares of Common Stock were sold on the New York Stock Exchange, or any other such exchange on which the Common Stock is traded, on such date, or, in the absence of reported sales on such date, the mean between the high and low sales prices on the immediately preceding date on which sales were reported, or (ii) in the event there is no public market for the Common Stock on such date, the fair market value as determined in good faith by the Committee in its sole discretion.

(O)

“Maximum Award” shall mean the maximum Award payable under the Plan for the attainment of Performance Goals in any Performance Period, which Award (i) shall be payable for Superior Performance and (ii) shall not exceed the lesser of two and one-half (2 1/2) times the Target Award or $4,000,000 for any Performance Period.

(P)	“Participant” shall mean an Employee who is selected to participate in the Plan.

(Q)

“Performance Goals” shall mean the performance goals or targets for the Performance Measures established by the Committee for each Performance Period, the attainment of which is necessary for the payment of an Award to a Participant at the completion of the Performance Period. The level of the attainment of the Performance Goals shall determine the amount of the Award payable hereunder. Performance Goals may be expressed as an absolute amount or percent, as a ratio, or per share or per Employee.

(R)

“Performance Measures” shall mean one or more, or any combination, of the following Company, Subsidiary, operating unit, division, line of business, department, team or business unit financial performance measures: stock price, dividends, total shareholder return, earnings per share, market capitalization, book value, revenues, expenses, loans, deposits, noninterest income, net interest income, fee income, operating income before or after taxes, net income before or after taxes, net income before securities transactions, net or operating income excluding non-recurring charges, return on assets, return on equity, return on capital, cash flow, credit quality, service quality, market share, customer retention, efficiency ratio, strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures; and except in the case of a Covered Officer, any other performance criteria established by the Committee, including Personal Plan Goals.

(S)

“Performance Period” shall mean the fiscal-year period to be used in measuring the degree to which the Performance Goals relating to Awards have been met; provided, however, that for purposes of the initial Performance Period of the Plan, Performance Period shall mean the period commencing on January 1, 2002 and ending December 31, 2002.

(T)

“Personal Plan Goals” shall mean the individual performance goals to be achieved by a Participant in a Performance Period which are not based upon corporate performance, as recommended by the Chief Executive Officer of the Company and approved by the Committee.

(U)	“Plan” shall mean the First Horizon National Corporation 2002 Management Incentive Plan, as amended from time to time.

(V)

“Retirement” shall mean the Termination of Employment of a Participant after the Participant (i) has fulfilled all service requirements for a pension under the terms of the First Horizon National Corporation Pension Plan, as amended from time to time, or (ii) has achieved a certain number of years of service with the Company or any Subsidiary participating in the First Horizon National Corporation Pension Plan, as amended from time to time, and attained a certain age, that the sum of the Participant’s years of service and age equals or exceeds the number 75.

(W)	“Subsidiary” shall mean any corporation or other person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company.

(X)	“Superior Performance” shall mean the Performance Goals established for any Performance Period, the attainment of which is necessary for the payment of the Maximum Award for that Performance Period.

(Y)

“Target Award” shall mean the Award payable to a Participant under the terms of the Plan for the achievement of 100% of the Performance Goal in any Performance Period, expressed as a percentage of a Participant’s Compensation in accordance with Section 5.1 of the Plan.

(Z)

“Termination of Employment” shall mean the time when the employee-employer relationship between a Participant and the Employer is terminated for any reason, with or without Cause, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, Early Retirement or Retirement, but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of a Participant by the Employer; (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship; and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Employer with the former Employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for cause, and all questions of whether particular leaves of absence constitute Terminations of Employment. However, notwithstanding any provision of this Plan, the Employer has an absolute and unrestricted right to terminate an Employee’s employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

(AA)	“Threshold Performance” shall mean the level of attainment of the Performance Goal necessary for the payment of any Award upon the completion of any Performance Period.

ARTICLE III—Plan Administration

Section 3.1 Subject to the authority and powers of the Board in relation to the Plan as hereinafter provided, the Plan shall be administered by a Committee designated by the Board. The Committee shall have full authority to interpret the Plan and from time to time to adopt such rules and regulations not inconsistent with the terms of the Plan for carrying out the Plan as it may deem best in its sole and absolute discretion; provided, however, that the Committee may not exercise any authority otherwise granted to it hereunder if such action would have the effect of increasing the amount of any Award payable hereunder to any Covered Officer. All determinations by the Committee shall be made by the affirmative vote of a majority of those members present at a meeting duly called and held at which a quorum exists, but any determination reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. All designations, determinations, interpretations and other decisions of the Committee under or with respect to the provisions of the Plan or any Award and all orders or resolutions of the Board pursuant thereto shall be final, conclusive and binding on all persons, including but not limited to the Participants, the Company and its Subsidiaries and their respective equity holders, heirs, successors and personal representatives.

Section 3.2 The Committee, on behalf of the Participants, shall enforce this Plan in accordance with its terms and shall have all powers necessary for the accomplishment of that purpose, including, but not by way of limitation, the following powers:

(A)	To select the Participants;

(B)	To select the Performance Measures to be used for purposes of setting the Performance Goals for a Performance Period;

(C)	To establish the Performance Goals for each Performance Period and the Target Awards to be payable to Participants for the achievement thereof;

(D)	To interpret, construe, approve and adjust all terms, provisions, conditions and limitations of this Plan;

(E)	To decide any questions arising as to the interpretation or application of any provision of the Plan;

(F)	To prescribe forms to be used and procedures to be followed by Participants for the administration of the Plan; and

(G)	To establish the terms and conditions of any agreement or instrument under which an Award may be earned and paid.

ARTICLE IV—Participation

Section 4.1 Subject to the provisions of the Plan, the Committee may from time to time select any Employee who is a senior officer of the Company or of any Subsidiary to be granted Awards under the Plan. Eligible Employees hired by the Company after the commencement of a Performance Period may receive an Award for the Performance Period which commenced in the fiscal year in which the Employee became employed by the Company, if any is payable under the terms of the Plan, and the Employee is selected by the Committee to participate in the Plan at the time the Employee is employed by the Company. Such Award may be paid in full or may be prorated based on the number of full months in the Performance Period the Participant was employed by the Company, at the sole and absolute discretion of the Committee. No Employee shall at any time have the right (a) to be selected as a Participant in the Plan for any Performance Period, (b) if selected as a Participant in the Plan, to be entitled to an Award, or (c) if selected as a Participant in one Performance Period, to be selected as a Participant in any subsequent Performance Period.

ARTICLE V—Awards

Section 5.1 The Committee may make Awards to Participants with respect to each Performance Period, subject to the terms and conditions set forth in the Plan. Unless specified otherwise by the Committee, the amount payable pursuant to an Award shall be based on a percentage of the Participant’s Compensation, with the Target Award set for attaining 100% of the Performance Goal for any Performance Period.

Section 5.2 The Committee shall establish in writing the Performance Goals for the selected Performance Measures applicable to a Performance Period, including the Threshold Performance and Superior Performance, within 90 days of the commencement of the Performance Period and an Award for that Performance Period shall be earned, paid, vested or otherwise deliverable upon the completion of the Performance Period solely on account of the attainment of such Performance Goals.

Section 5.3 Performance Goals may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or the Subsidiary, operating unit, division, line of business, department, team, business unit or function within the Company or Subsidiary in which the Participant is employed, and may be expressed on an absolute and/or relative basis, based on or otherwise employ comparisons based on Company internal targets, the past performance of the Company and/or the past or current performance of other companies, the performance of other companies over one or more years, or an index of the performance of other companies, markets or economic metrics over one or more years, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders’ equity and/or Common Stock outstanding, or to assets or net assets.

Section 5.4 The degree to which the Company achieves the Performance Goals established by the Committee for a Performance Period shall serve as the basis for the Committee’s determination of the Award payable to a Participant upon the completion of the Performance Period. Awards will be prorated for Company performance results occurring between stated performance levels. Company performance below the Threshold Performance will result in no Award payments for that Performance Period. The Award payable for the attainment of Superior Performance shall not exceed two and one- half times the Target Award for any Performance Period.

Section 5.5 With respect to any Covered Officer during any Performance Period, the maximum amount of any Award is $4,000,000.

Section 5.6 Except in the case of Performance Goals related to an Award intended to qualify under Section 162(m) of the Code, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Goals and/or Performance Measures established for any Performance Period unsuitable, the Committee, after the commencement of a Performance Period, may modify such Performance Measures and/or Performance Goals, in whole or in part, as the Committee deems appropriate and equitable.

ARTICLE VI—Payment of Awards

Section 6.1 Upon completion of each Performance Period, the Committee shall review Company performance results as compared to the established Performance Goals for that Performance Period, and shall certify (either by written consent or as evidenced by the minutes of a meeting) the specified Performance Goals achieved for the Performance Period (if any) and direct which Award payments, if any, are payable under the Plan. No payment shall be made if the Threshold Performance for the Performance Period is not met. The Committee may, in its sole and absolute discretion, reduce or eliminate a Participant’s Award that would have been otherwise paid, including without limitation by reference to a Participant’s failure to achieve his or her Personal Plan Goals.

Section 6.2 The Committee shall have sole and absolute authority and discretion to determine the time and manner in which Awards, if any, shall be paid under this Plan. Generally, however, the following provisions may apply:

(A)	Form of Payment: Payment of Awards may be made in a single-sum in cash.

(B)

Date of Payment: Payment of Awards shall be made as soon as practicable (as determined by the Committee) following the close of the Performance Period (the “Payment Date”), except as otherwise provided in Section 6.2(c) below.

(C)	Employment Required: Except as provided below, Participants must be Employees on the Payment Date in order to receive payment of an Award.

(i)

Early Retirement, Retirement, death or Disability during a Performance Period: If, during a Performance Period, a Participant’s Termination of Employment by the Company or its Subsidiaries is due to the Early Retirement, Retirement, death or Disability of the Participant, the Participant (or his beneficiary, as the case may be) shall nonetheless receive payment of an Award, if any, after the close of the Performance Period based upon the Performance Goals actually attained by the Company for the Performance Period. The Award, if any, may be paid in full or may be prorated based on the number of full months which have elapsed in the Performance Period as of the date of such Termination of Employment, at the sole and absolute discretion of the Committee. Payments under this Section 6.2(c)(i) shall be made on the Payment Date.

(ii)

Early Retirement, Retirement, death or Disability after Last Day of the Performance Period: If a Participant is an Employee on the last day of a Performance Period, but is not an Employee on the Payment Date due to Early Retirement, Retirement, death or Disability, then the Participant (or his beneficiary, as the case may be) may receive on the Payment Date the full Award earned under the terms of the Plan for the Performance Period, if any. The Award, if any, shall be made on the Payment Date. If a Participant’s employment with the Company is terminated for any other reason other than Early Retirement, Retirement, death or Disability after the last day of a Performance Period, but before the Payment Date, the Participant (or his beneficiary, as the case may be) will forfeit all rights to any earned but unpaid Awards for that Performance Period under the Plan; provided, however, that the Committee may, at any time and in its sole and absolute discretion, authorize a full or partial payment of any earned but unpaid Awards under the Plan.

(iii)

Change in Control: In the event the terms of any agreement entered into by and between the Company and a Participant governs the payment of any Award granted hereunder following a Change in Control, then the payment of such Award shall be governed by the terms and conditions of such agreement and not of this Plan. If the payment of any Award granted hereunder following a Change in Control is not otherwise provided for by the terms of an agreement by and between the Company and a Participant, then the payment of such Award following a Change in Control shall be governed by this Section 6.2(c)(iii). Unless otherwise provided under the terms of an agreement between the Participant and the Company, a Participant shall receive an Award equal to the Target Award the Participant would have received for the Performance Period if the Participant’s employment with the Company is terminated during a Performance Period in which there has been a Change in Control, and the Target Award in such event shall be prorated based upon the number of full months which have elapsed in the Performance Period as of the date of such Termination of Employment. If a Participant’s employment is terminated following a Performance Period in which there was a Change in Control, but before the Payment Date for that Performance Period, the Participant shall receive the full amount of any Award earned but not yet paid for that Performance Period.

Section 6.3 The Committee in its sole and absolute discretion may decrease the amount payable pursuant to an Award, but in no event shall the Committee have discretion to increase the amount payable to any Covered Officer pursuant to an Award in a manner inconsistent with the requirements for qualified performance-based compensation under Code Section 162(m). In interpreting Plan provisions applicable to Performance Goals and Awards, it is the intent of the Plan to conform with the standards of Code Section 162(m) applicable to qualified performance-based compensation, and the Committee in establishing such Performance Goals and interpreting the Plan shall be guided by such provisions.

ARTICLE VII—Shares Available for Awards

7.1 Shares of Common Stock shall not be issued or paid in respect of any Awards under the Plan.

ARTICLE VIII—Amendment, Modification, Suspension or Termination of the Plan

Section 8.1 The Board may at any time terminate or suspend the Plan, in whole or in part, and from time to time, subject to the shareholder approval requirements of Section 162(m), amend or modify the Plan, provided that, except as otherwise provided in the Plan, no such amendment, modification, suspension or termination shall adversely affect the rights of any Participant under any Award previously earned but not yet paid to such Participant without the consent of such Participant. In the event of such termination, in whole or in part, of the Plan, the Committee may in its sole discretion direct the payment to Participants of any amounts specified in Article VI and theretofore not paid out, prior to the Payment Date, and in a lump sum or installments as the Committee shall prescribe with respect to each such Participant. Notwithstanding the foregoing, any such payment to a Covered Officer must be discounted to reflect the present value of such payment using a rate equal to the discount rate in effect under the First Horizon National Corporation Pension Plan, as amended from time to time, on the date of such payment. The Board may at any time and from time to time delegate to the Committee any or all of its authority under this Article VIII to the extent permitted by law.

ARTICLE IX—General Provisions

Section 9.1 Unless otherwise determined by the Committee and provided in the Agreement, no Award or any other benefit under this Plan shall be assignable or otherwise transferable, except by will or the laws of descent and distribution. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Section 9.1 shall be null and void. A Participant may designate in writing a beneficiary (including the trustee or trustees of a trust) who shall upon the death of such Participant be entitled to receive all amounts payable under the provisions of Section 6.2(c) to such Participant. A Participant may rescind or change any such designation at any time.

Section 9.2 The Company shall have the right to withhold applicable taxes from any Award payment and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes.

Section 9.3 No Employee or other person shall have any claim or right to be granted an Award under this Plan. Neither the Plan nor any action taken thereunder shall be construed as giving an Employee any right to be retained in the employ of the Company or an Employer and the right of the Company or Employer to dismiss or discharge any such Participant is specifically reserved. The benefits provided for Participants under the Plan shall be in addition to, and shall in no way preclude, other forms of compensation to or in respect of such Participants. No Participant shall have any lien on any assets of the Company or any Employer by reason of any Award made under this Plan.

Section 9.4 The payment of all or any portion of the Awards payable to a Participant under this Plan may be deferred by the Participant, subject to such terms and conditions as may be established by the Committee in its sole and absolute discretion.

Section 9.5 This Plan and all determinations made and actions taken pursuant thereto, shall be governed by and construed in accordance with, the laws of the State of Tennessee, without giving effect to the conflicts of law principles thereof.

Section 9.6 The terms of the Plan shall be binding upon the Company and its successors and assigns and the Participants and their legal representatives, and shall bind any successor of the Company, as well as its assets or its businesses (whether direct or indirect, by purchase, merger, consolidation or otherwise), in the same manner and to the same extent that the Company would be obligated under this Plan if no succession had taken place. In the case of any transaction in which a successor would not by the foregoing provision or by operation of law be bound by this Plan, the Company shall require such successor expressly and unconditionally to assume and agree to perform the Company’s obligations hereunder, in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

Section 9.7 This Plan shall expire on December 31, 2012, and no new Awards shall be granted under the Plan after that date.

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Appendix B

FIRST HORIZON NATIONAL CORPORATION
CORPORATE GOVERNANCE GUIDELINES
(Amended and Restated October 18, 2006)

I. Introduction

The Board, on the recommendation of its Human Resources Committee (which was acting as the Company’s corporate governance committee prior to the establishment by the Board of a separate Nominating and Corporate Governance Committee in 2004), has developed and adopted a set of corporate governance principles to provide directors with guidance as to their legal accountabilities, to promote the functioning of the Board and its committees and to set forth a common set of expectations as to how the Board should perform its functions. The Board’s role is to oversee management, and it retains the decisive voice on certain major corporate actions. The following principles include existing policies, procedures and practices of the Company, many of which have been in place or evolved over a number of years.

Mission Statement. The Company has adopted the following mission statement:

The Company’s vision is to be a premier national financial services company, dedicated to creating the highest levels of value and producing long-term levels of industry-leading profitability and growth.

Core Values. The Company has adopted the following six core values:

•

Employees first—We hire, retain and develop the best people, ensuring that every employee has the opportunity to demonstrate high performance and succeed. Also, we’ll nurture our FirstPower culture as our competitive advantage.

•	Exceptional teamwork—As one enterprise, we exhibit an uncommon ability to work together, based on interdependence and trust.

•	Individual accountability—As owners, we take individual responsibility for our overall success.

•	Absolute determination—When we identify a goal, we are committed to getting it done. We execute with speed and diligence and take pride in going above and beyond.

•	Knowing our customers—We create value and build loyalty by understanding and exceeding the expectations of customers in our target markets.

•	Doing the right thing—We have the courage to make decisions and take actions based on personal and professional integrity.

Functions of the Board. Nine functions have been identified as central to the role and function of the Board or its committees. These functions are as follows:

•	Oversight of the conduct of the business.

•	Selection, evaluation, compensation and succession of Chief Executive Officer and other executive officers, and the periodic review of personnel policies.

•

Approval of major corporate plans and strategies, policies, decisions, contracts (including certain acquisitions and divestitures) and other actions legally required of the Board or, in the determination of the Board, appropriate for its consideration.

•	Selection, compensation, and tenure of members of the Board and Board meeting guidelines.

•	Establishment of Board committees, their duties and membership.

•	Oversight of financial performance, financial condition and financial reporting, including appropriate systems of control.

•	Oversight of corporate legal and ethical conduct.

•	Requirement of appropriate flow of information from management to the Board for the purpose of keeping Board informed and providing an appropriate basis for decision-making.

•	Performance of such other functions as may be prescribed by law or assigned to the Board under the Charter, Bylaws or other appropriate document.

It is recognized that the role and many of the functions of the Board are evolving and may in the future be altered to reflect changes that occur, such as in the Company’s culture, management style, size, industry and applicable legal and regulatory environment.

II. Board Composition

The composition of the Board should balance the following goals:

•	A majority of the Board will consist of directors who are “independent” under the listing standards of the New York Stock Exchange, Inc.

•	The composition of the Board should encompass a broad range of skills, expertise, industry knowledge, diversity and contacts relevant to the Company’s business.

•	The size of the Board should facilitate substantive discussions of the whole Board in which each director can participate meaningfully.

III. Selection of Chairman of the Board and Chief Executive Officer

The Board is free to select its Chairman and the Company’s Chief Executive Officer in the manner it considers in the best interests of the Company at any given point in time. These positions may be filled by one individual or by two different individuals. Generally, it has been our practice to consolidate these positions because the Board believes that this facilitates the execution of the Company’s strategy.

IV. Selection of Directors

Nominations. The Board is responsible for selecting the nominees for election to the Company’s Board of Directors. The Company’s Nominating and Corporate Governance Committee is responsible, with input from the Chairman of the Board and the Chief Executive Officer, for recommending to the Board nominees for the class of directors whose term expires at the next annual meeting of the shareholders or one or more nominees to fill vacancies occurring between annual meetings of shareholders. The Nominating and Corporate Governance Committee will discuss and evaluate possible candidates in detail and suggest individuals to explore in more depth. Once a candidate is identified whom the Nominating and Corporate Governance Committee wants to seriously consider and move toward nomination, the Chairman of the Board, the Chief Executive Officer and/or other directors as the Nominating and Corporate Governance Committee determines will enter into a discussion with that nominee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders, and any such nominee is given appropriate consideration in the same manner as other nominees. Shareholders who wish to submit nominees for director for consideration by the Nominating and Corporate Governance Committee for election may do so by submitting in writing such nominees’ names in compliance with the procedures and along with the other information required by the Company’s By-laws, to the Chairperson of the Nominating and Corporate Governance Committee, in care of the Corporate Secretary.

Criteria. The Board should, based on the recommendation of the Nominating and Corporate Governance Committee, select new nominees for the position of independent director considering the following criteria:

•	Personal qualities and characteristics, experience, accomplishments and reputation in the business community.

•	Current knowledge and contacts in the communities in which the Company does business and in the Company’s industry or other industries relevant to the Company’s business.

•	Diversity of viewpoints, background, experience and other demographics.

•	Ability and willingness to commit adequate time to Board and committee matters.

•	The fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective and responsive to its duties and responsibilities.

The Nominating and Corporate Governance Committee does not set specific, minimum qualifications that nominees must meet in order for the Nominating and Corporate Governance Committee to recommend them to the

Board of Directors, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board of Directors.

Invitation. The invitation to join the Board should be extended by the Board itself via the Chairman of the Board and the Chief Executive Officer of the Company, together with an independent director.

Orientation and Continuing Education. Management, working with the Board, will provide an orientation process for new directors, including background material on the Company, its business plan and its risk profile, and meetings with senior management. Periodically, management should prepare additional materials or educational sessions for the directors on matters relevant to the Company, its business plan and risk profile.

V. Board Tenure

The Board does not believe it should establish term limits, but believes it is important to monitor overall Board performance. A director who would be age 68 or older at the time of election shall not stand for re-election; provided, however, that a director first elected to the Board after attaining age 65 may serve a minimum of two three-year terms. In addition, to maintain a Board of active business and professional persons, directors leaving the principal position (other than by promotion) held at their last election (by retirement or otherwise) will be expected to tender their resignation for consideration by the Board of Directors within three months following the Board’s next regularly scheduled meeting. A resignation will be accepted unless the Board in its judgment determines that (1) the director has assumed another position in which he or she is actively engaged in directing, managing or providing professional services through or to a public, private, non-profit or educational organization or is maintaining sufficient involvement in other activities that would be important to ensure effective service as a Board member, including consideration of the sufficiency of financial, technological, operational, civic, corporate governance-related, governmental or educational activities and/or service as a director of one or more other public companies (2) the director is so engaged in a specific project for the Board as to make the resignation detrimental to the Company, or (3) it is beneficial to the Board and in the best interests of the Company for the director to continue for such period of time as the Board deems appropriate, or to continue subject to the satisfaction of one or more conditions established by the Board.

In an uncontested election, any nominee for director who receives a majority of the votes cast “withheld” from his or her election (a “Majority Withheld Vote”) shall tender his or her resignation promptly following certification of the shareholder vote. The Nominating and Corporate Governance Committee shall promptly consider the resignation offer and a range of possible responses and make a recommendation to the Board. In considering the resignation offer, the Nominating and Corporate Governance Committee will consider all factors deemed relevant by the members of the Committee, including but not limited to the stated reasons why shareholders withheld votes for election from such director, the length of service of the director, the qualifications of the director, the director’s contributions to the Company, the importance of a sufficient number of directors to conduct the Board’s business effectively and the presence of a broad range of experiences and backgrounds on the Board, the Company’s Corporate Governance Guidelines and the Company’s compliance with applicable laws, regulations and the listing standards of the New York Stock Exchange. The Board will act on the Nominating and Corporate Governance Committee’s recommendation within 90 days following certification of the shareholder vote. In considering the recommendation of the Nominating and Corporate Governance Committee, the Board will consider the factors considered by the Nominating and Corporate Governance Committee and such additional information and factors that the Board deems relevant. Thereafter, the Board will promptly disclose its decision regarding whether to accept the director’s resignation offer, including an explanation of the decision (or the reason(s) for rejecting the resignation offer, if applicable), in a Form 8-K (or other appropriate report) filed with or furnished to the Securities and Exchange Commission. To the extent that one or more resignations are accepted by the Board, the Nominating and Corporate Governance Committee will recommend to the Board whether to fill such vacancy or vacancies or to reduce the size of the Board. If any director’s resignation hereunder is not accepted by the Board, such director will serve the remainder of the term for which he or she was elected and until his or her successor has been duly elected and qualified.

Any director who tenders his or her resignation pursuant to this provision shall not participate in the Nominating and Corporate Governance Committee recommendation or Board action regarding whether to accept the resignation offer. However, if a majority of the members of the Nominating and Corporate Governance Committee received a Majority Withheld Vote at the same election, then all the directors who are “independent” under the listing standards of the New York Stock Exchange and who did not receive a Majority Withheld Vote shall appoint a committee amongst themselves to consider the resignation offers and recommend to the Board whether to accept them. This committee may, but need not, consist of all of the independent directors who did not receive a Majority Withheld Vote or who were not standing for election.

This portion of the Company’s Corporate Governance Guidelines will be summarized or included in each proxy statement relating to an election of directors of the Company.

VI. Board and Committee Meetings

The Board currently plans at least five meetings each year, with further meetings to occur (or action to be taken by unanimous written consent) at the discretion of the Board or Chairman of the Board. The committees have their own meeting schedules appropriate for the accomplishment of the duties assigned to them, which include meetings held on the day before or the day of the Board meeting and at such other times as the committee shall determine.

The agenda for each Board meeting will be developed by the Chairman of the Board in conjunction with the Office of the Corporate Secretary. In addition, at each regularly scheduled Board meeting, the Chairman will solicit agenda items for the upcoming meeting from the directors. Management will seek to provide to all directors an agenda and appropriate materials in advance of meetings, although the Board recognizes that this will not always be consistent with the timing of transactions and the operations of the business and that in certain cases it may not be possible.

Materials presented to the Board or its committees should be as concise as possible, while still providing the desired information needed for the directors to make an informed judgment.

VII. Executive Sessions

To ensure free and open discussion and communication among the non-management directors of the Board, the non-management directors will meet in regularly scheduled executive sessions and as often as the Board shall request, with no members of management present. In addition, if any non-management directors are not “independent” under NYSE listing standards, the independent, non-management directors will meet in executive session at least once a year. The Chairperson of the Nominating and Corporate Governance Committee will preside at the executive sessions, and his or her name will be disclosed in the Company’s annual proxy statement to facilitate communication by employees and shareholders directly with the non-management directors.

VIII. The Committees of the Board

The Company shall have a Credit Policy and Executive Committee and at least the committees required by the rules of the New York Stock Exchange, Inc. Currently, these are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, each of which must have a written charter satisfying the rules of the New York Stock Exchange, Inc.

All directors, whether members of a committee or not, are invited to make suggestions to a committee chairperson for additions to the agenda of his or her committee or to request that an item from a committee agenda be considered by the Board. Each committee chairperson will give a periodic report of committee activities to the Board.

Each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee shall be composed of at least three directors who are not officers or employees of the Company, who the Board has determined are “independent” under the listing standards of the New York Stock Exchange, Inc. The required qualifications for the members of each committee shall be set out in the respective committees’ charters. A director may serve on more than one committee for which he or she qualifies. No director may serve on the Audit Committee if such director serves on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to serve effectively on the Audit Committee.

IX. Management Succession

At least annually, the Board shall review and concur in a succession plan, developed by management, addressing the policies and principles for selecting a successor to the Chief Executive Officer, both in an emergency situation and in the ordinary course of business. The succession plan should include an assessment of the experience, performance, skills and planned career paths for possible successors to the Chief Executive Officer.

X. Executive Compensation

The Board, acting through the Compensation Committee, evaluates the performance of the Chairman and Chief Executive Officer and the Company against Company strategic and annual goals and the provisions of the incumbent’s annual personal plan, and has the sole authority to determine the compensation of the Chairman and Chief Executive Officer, which is based on corporate performance, achievement of personal plan objectives and competitive practices within the banking and financial services industry.

The Board, acting through the Compensation Committee and upon the recommendation of the Chief Executive Officer, evaluates the performance of all other executive officers and approves the compensation of such officers.

XI. Board Compensation

The Board should conduct a review at least once every 3 years of the components and amount of Board compensation in relation to other similarly situated companies. Board compensation should be consistent with market practices but should not be set at a level that would call into question the Board’s objectivity. The Nominating and Corporate Governance Committee will make a recommendation to the Board based on the foregoing factors.

XII. Expectations of Directors

The nine functions that are central to the role of the Board, are identified in Section I above. In performing their duties, the primary responsibility of the directors is to exercise their business judgment in good faith and the best interest of the Company. The Board has developed a number of specific expectations of directors to promote the discharge of this responsibility and the efficient conduct of the Board’s business.

Commitment and Attendance. All directors should make every effort to attend every meeting of the Company’s shareholders, every meeting of the Board, and every meeting of committees of the Board of which they are members. Members may attend by telephone to mitigate conflicts.

Participation in Meetings. Each director should be sufficiently familiar with the business and strategy of the Company, including its financial statements and capital structure, and the risks and competition it faces, to facilitate active and effective participation in the deliberations of the Board and of each committee on which he or she serves. Upon request, management will make appropriate personnel available to answer any questions a director may have about any aspect of the Company’s business. Directors should also review the materials provided by management and advisers in advance of the meetings of the Board and its committees and should arrive prepared to discuss the issues presented.

Loyalty and Ethics. In their roles as directors, all directors owe a duty of loyalty to the Company. This duty of loyalty mandates that the best interests of the Company take precedence over any interests possessed by a director. The Company has adopted a Code of Business Conduct and Ethics, including a compliance program to enforce the Code. Certain portions of the Code deal with activities of directors, particularly with respect to transactions in securities of the Company, potential conflicts of interest, the taking of corporate opportunities for personal use, and competing with the Company. Directors should be familiar with the Code’s provisions in these areas and should consult with the Company’s counsel in the event of any issues.

Other Directorships. The Company values the experience directors bring from other boards on which they serve, but recognizes that those boards may also present demands on a director’s time and availability and may present conflicts or legal issues. Non-employee directors should advise the Chairman of the Board and employee directors should advise the Chairperson of the Nominating and Corporate Governance Committee before accepting any new directorship or officer position with an entity not affiliated with the Company. The number of other public company boards upon which any director may serve shall be limited to five or fewer.

Contact with Management. All directors are invited to contact the Chief Executive Officer at any time to discuss any aspect of the Company’s business. Directors also have complete access to other members of management. The Board expects that there will be frequent opportunities for directors to meet with the Chief Executive Officer and other members of management in Board and committee meetings or in other formal or informal settings. The Board encourages management to, from time to time, bring managers into Board meetings who (a) can provide additional insight into items being discussed because of personal involvement and substantial knowledge in those areas, and/or (b) are managers with future potential that the senior management believes should be given exposure to the Board.

Contact with other Constituencies. It is important that the Company speak to employees and outside constituencies with a single voice and that management serve as the primary spokesperson for the Company.

Confidentiality. The proceedings and deliberations of the Board and its committees are confidential. Each director shall maintain the confidentiality of information received in connection with his or her service as a director.

Stock Ownership Guidelines. To ensure best practice corporate governance and reinforce the Company’s commitment to increasing shareholder value, the Board has adopted Stock Ownership Guidelines for directors as well as executive officers. These are posted on the Company’s website at www.fhnc.com.

XIII. Evaluating Board Performance

The Board, with oversight provided by the Nominating and Corporate Governance Committee, should conduct a self-evaluation at least annually to determine whether it is functioning effectively. The Nominating and Corporate Governance Committee will periodically consider the mix of skills and experience that directors bring to the Board to assess whether the Board has the necessary tools to perform its oversight function effectively. Each committee of the Board under the oversight of the Nominating and Corporate Governance Committee should also conduct a self-evaluation at least annually and report the results to the Board. Each committee’s evaluation must compare the performance of the committee with the requirements of its written charter, if any.

To facilitate individual director evaluations by the Nominating and Corporate Governance Committee, the Board has adopted a Statement of Expectations of Directors. The Statement of Expectations contains specific activities and conduct each director should engage in or adhere to and is based upon requirements contained in these Guidelines and other criteria. The Statement of Expectations is provided to each new director at the time of orientation and to all directors once a year. Each year, the Nominating and Corporate Governance Committee conducts preliminary and final evaluations against the Statement of Expectations of the performance of each director who is scheduled to stand for reelection by the shareholders prior to determining whether to recommend him or her to the Board for renomination.

XIV. Reliance on Management and Outside Advice

In performing its functions, the Board is entitled to rely on the advice, reports and opinions of management, counsel, accountants, auditors and other expert advisers. The Board shall have the authority to retain and approve the fees and retention terms of its outside advisers. In performing their functions, the Committees of the Board may hire consultants to aid in their evaluations, determinations, and recommendations as they deem appropriate.

XV. Shareholder Communication with the Board

Shareholders desiring to communicate with the Board of Directors on matters other than Section IV above should submit their communication in writing to the Chairperson of the Nominating and Corporate Governance Committee, c/o Corporate Secretary, First Horizon National Corporation, 165 Madison Avenue, Memphis, Tennessee 38103 and identify themselves as a shareholder. The Corporate Secretary will forward all such communications to the Chairperson for a determination as to how to proceed.

Appendix C

CATEGORICAL STANDARDS
FIRST HORIZON NATIONAL CORPORATION
(As Amended and Restated January 16, 2007)

Each of the following relationships between the Corporation and its subsidiaries, on the one hand, and a director, an immediate family member of a director, or a company or other entity as to which the director or an immediate family member is a director, executive officer, employee or shareholder (or holds a similar position), on the other hand, will be deemed to be immaterial and therefore will not preclude a determination by the Board of Directors that the director is “independent” for purposes of the NYSE listing standards:

1.

Depository and other banking and financial services relationships (excluding extensions of credit which are covered in paragraph 2), including transfer agent, registrar, indenture trustee, other trust and fiduciary services, personal banking, capital markets, investment banking, equity research, asset management, investment management, custodian, securities brokerage, financial planning, cash management, insurance brokerage, broker/dealer, express processing, merchant processing, bill payment processing, check clearing, credit card and other similar services, provided that the relationship is in the ordinary course of business and on substantially the same terms and conditions as those prevailing at the time for comparable transactions with non-affiliated persons.

2.

An extension of credit, provided that, at the time of the initial approval of the extension of credit as to (1), (2) and (3), (1) such extension of credit was in the ordinary course of business, (2) such extension of credit was made in compliance with applicable law, including Regulation O of the Federal Reserve, Section 23A and 23B of the Federal Reserve Act and Section 13(k) of the Securities and Exchange Act of 1934, (3) such extension of credit was on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons, (4) a determination is made annually that if the extension of credit was not made or was terminated in the ordinary course of business, in accordance with its terms, such action would not reasonably be expected to have a material adverse effect on the financial condition, income statement or business of the borrower, and (5) no event of default has occurred.

3.

Contributions (other than mandatory matching contributions) made by the Corporation or any of its subsidiaries or First Horizon Foundation to a charitable organization as to which the director is an executive officer, director, or trustee or holds a similar position or as to which an immediate family member of the director is an executive officer; provided that the amount of the contributions to the charitable organization in a fiscal year does not exceed the greater of $500,000 or 2% of the charitable organization’s consolidated gross revenue (based on the charitable organization’s latest available income statement).

4.

Vendor or other business relationships (excluding banking and financial services relationships and extensions of credit covered by paragraph 1 or 2 above), provided that the relationship is in the ordinary course of business and on substantially the same terms and conditions as those prevailing at the time for comparable transactions with non-affiliated persons.

5.	All compensation and benefits provided to non-employee directors for service as a director.

6.

All compensation and benefits provided in the ordinary course of business to an immediate family member of a director for services to the Corporation or any of its subsidiaries as long as such immediate family member is compensated comparably to similarly situated employees and is not an executive officer of the Corporation or based on salary and bonus within the top 1,000 most highly compensated employees of the Corporation.

Excluded from relationships considered by the Board is any relationship (except contributions included in category 3) between the Corporation and its subsidiaries, on the one hand, and a company or other entity as to which the director or an immediate family member is a director or, in the case of an immediate family member, an employee (but not an executive officer or significant shareholder), on the other hand.

The fact that a particular relationship or transaction is not addressed by these standards or exceeds the thresholds in these standards does not create a presumption that the director is or is not independent.

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The following definitions apply to the categorical standards listed above:

“Corporation” means First Horizon National Corporation and its consolidated subsidiaries.

“Executive Officer” means an entity’s president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice president of the entity in charge of a principal business unit, division or function, any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the entity.

“Immediate family members” of a director means the director’s spouse, parents, children, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law, sisters-in-law and anyone (other than domestic employees) who shares the director’s home.

“Significant shareholder” means a passive investor [meaning a person who is not in control of the entity] who beneficially owns more than 10% of the outstanding equity, partnership or membership interests of an entity. “Beneficial ownership” will be determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.

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Appendix D

AUDIT COMMITTEE CHARTER
FIRST HORIZON NATIONAL CORPORATION
(As Amended and Restated January 20, 2004, Effective March 31, 2004)

Establishment and Purposes of the Committee

Acting pursuant to Tennessee Code Annotated Section 48-18-206, Article 11(b)(8) of the Corporation’s restated charter, as amended, and Section 3.5 of the Corporation’s bylaws, as amended, the Board of Directors of First Horizon National Corporation hereby creates the Audit Committee (the “Committee”) of the Board of Directors, which shall: (1) assist the Board of Directors in its oversight of (a) the Corporation’s accounting and financial reporting principles and policies and internal audit controls and procedures, (b) the integrity of the Corporation’s financial statements, (c) the Corporation’s compliance with legal and regulatory requirements, (d) the independent auditor’s qualifications and independence, and (e) the performance of the independent auditor and Corporation’s internal audit function; and (2) prepare the report to be included in the Corporation’s annual proxy statement pursuant to the proxy rules of the Securities and Exchange Commission (“SEC”).

The function of the Committee is oversight. Management of the Corporation is responsible for preparation, presentation and integrity of the Corporation’s financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures to provide for compliance with accounting standards and applicable laws and regulations, and the internal auditor is responsible for testing such internal controls and procedures. The independent auditor is responsible for planning and carrying out a proper audit of the Corporation’s annual financial statements, reviews of the Corporation’s quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures. It is recognized that, in fulfilling their responsibilities hereunder, members of the Committee are not full-time employees of the Corporation and are not, and do not represent themselves to be, performing the functions of accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (1) the integrity of those persons and organizations within and outside the Corporation from which it receives information, (2) the accuracy of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (3) the representations made by management as to any non-audit services provided by the independent auditor to the Corporation. Further, in fulfilling their responsibilities hereunder, the members of the Committee will incorporate the use of reasonable materiality standards, including the size of the Corporation and the nature, scope and risks of the activities conducted.

The independent auditor for the Corporation is accountable to the Committee as representatives of the shareholders and must report directly to the Committee. The Committee has the authority and responsibility directly to appoint (subject, if applicable, to shareholder ratification), retain, compensate, evaluate and terminate the Corporation’s independent auditor and to oversee the work of such independent auditor.

The independent auditor shall submit to the Committee annually a formal written statement (the “Auditor’s Statement”) describing: the independent auditor’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with such issues; and (to assess the independent auditor’s independence) all relationships between the independent auditor and the Corporation addressing each non-audit service provided to the Corporation and at least the matters set forth in Independence Standards Board Standard No. 1.

The independent auditor shall submit to the Committee annually a formal written statement of the aggregate fees billed for each of the last two fiscal years for professional services rendered by the independent auditor in the following categories (as defined by the rules of the SEC): audit, audit-related, tax and all other services.

Qualifications of Committee Members

The Committee shall consist of at least three members appointed annually by a majority of the entire Board on the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors, acting in its capacity as the nominating committee. Members shall be directors who meet the independence and experience requirements of the NYSE and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the rules of the SEC promulgated thereunder. Under these requirements as currently adopted, the Board must determine:

•	that each member has no material relationship, either direct or indirect, with the Corporation;

•	that each member is financially literate, or shall become financially literate within a reasonable period of time after his or her appointment to the Committee; and

•	that at least one of the members has accounting or related financial management expertise,

as such requirements are interpreted by the Board of Directors in the exercise of its business judgment. Members may be replaced by the Board.

No director may serve as a member of the Committee if such director serves on the audit committees of more than two other public companies unless the Board of Directors determines that such simultaneous service would not impair the ability of such director to serve effectively on the Committee, and discloses this determination in the Corporation’s annual proxy statement. No member of the Committee may be an affiliated person (as such term is defined in SEC Rule 10A-3, including any exceptions or exemptions permitted thereby) of the Corporation or any subsidiary thereof or may receive any compensation from the Corporation other than (i) director’s fees, which may be received in cash, stock options or other in-kind consideration ordinarily available to directors; (ii) a pension or other deferred compensation for prior service that is not contingent on future service; and (iii) any other regular benefits that other directors receive; provided, however, that notwithstanding the foregoing, it shall be permissible for Committee members to receive those types of compensation permitted by the rules of the SEC and the NYSE regarding the independence of audit committee members.

Operation of the Committee

Meetings shall be held at least four times yearly, or more frequently if circumstances dictate, and may be called at any time by the Committee Chairperson or by any two members of the Committee upon written or oral notice to a majority of the members of the Committee prior to the meeting. A quorum shall consist of a majority of the members and the vote of a majority of the members present at a meeting at which a quorum is present shall be the act of the Committee. Proceedings of the Committee over the signature of a member in attendance shall be recorded in a minute book and reflect the names of those in attendance. The Chairperson of the Committee, or acting Chairperson of the meeting, will present a report of Committee activities to the full Board of Directors at its next regularly scheduled meeting. The Secretary of the Board will permanently maintain the minutes of Committee meetings. Meetings may be held jointly with a similar committee of First Tennessee Bank National Association (“Bank”) if either the members of the Bank’s committee and the members of this Committee are identical or all of the members of the Bank’s committee would meet the eligibility requirements of the NYSE, Section 10A(m)(3) and the rules of the SEC, including any exceptions permitted thereby. The Committee may, in its discretion, delegate all or a portion of its authority and duties to a subcommittee of the Committee, and may delegate to the Chairperson the authority to grant pre-approvals of audit and permitted non-audit services as provided herein, provided that the decisions of such Chairperson to grant pre-approvals shall be presented to the full Committee at its next regularly scheduled meeting.

The Committee shall have unrestricted access to Corporation personnel and documents. The Committee will be given the resources and authority appropriate to discharge its duties and responsibilities, including (i) the authority to retain and compensate special or independent counsel, accountants or other experts or consultants to advise the Committee, without seeking approval of the Board or management, and (ii) appropriate funding, as determined by the Committee, for payment of compensation to such counsel, accountants or other experts and consultants. The Committee may request any officer or employee of the Corporation or of the Corporation’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. It will be the responsibility of the Committee to maintain free and open means of communication between the directors and management of the Corporation. The Committee shall meet separately periodically with management, the internal auditor, and the independent auditor in separate executive sessions to discuss any matters that the Committee or any of these persons or firms believes should be discussed privately.

Duties and Responsibilities of the Committee

The Committee is hereby delegated full authority with respect to the following matters and such additional matters as may be provided in the bylaws of the Corporation or as the Board of Directors may from time to time by resolution adopted by a majority of the entire Board specify:

1. With respect to the independent auditor,

a.	directly appoint (subject, if applicable, to shareholder ratification), retain, compensate, oversee the work of, evaluate and terminate the independent auditor.

b.	adopt a policy for the Corporation regarding preapproval of all audit and non-audit engagement fees and terms and approve, in advance, all such fees and terms in accordance with such policy.

c.

ensure that the independent auditor prepares and delivers annually an Auditor’s Statement (it being understood that the independent auditor is responsible for the accuracy and completeness of this Statement) and consider such Auditor’s Statement in assessing the independence of the independent auditor.

d.

ensure that the independent auditor timely reports on all critical accounting policies and practices to be used; all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

e.	review and evaluate the qualifications, performance and independence of the lead partner of the independent auditor.

f.

discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner, and any other active audit engagement team partner and consider whether there should be a regular rotation of the audit firm itself.

g.	instruct the independent auditor that the independent auditor is ultimately accountable to the Committee as representatives of the shareholders.

2. With respect to the internal audit department,

a.	make recommendations to the Board concerning the appointment and removal of the Corporation’s internal auditor and approve the salary and annual bonus of the internal auditor.

b.

advise the internal auditor that he or she is expected to provide the Committee summaries of and, as appropriate, significant reports to management prepared by the internal audit department and management’s responses thereto.

c.	approve the charter of the internal audit department and all significant changes thereto.

3. With respect to financial reporting principles and policies and internal audit controls and procedures,

a.	advise management, the internal auditor and the independent auditor that each is expected to provide to the Committee a timely analysis of significant financial reporting issues and practices.

b.

consider any reports or communications (and management’s and/or the internal auditor’s responses thereto) submitted to the Committee by the independent auditor required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented.

c.

meet with management, the independent auditor and, if appropriate, the internal auditor (i) to discuss the scope of the annual audit; the audited financial statements and quarterly financial statements; any significant matters arising from any audit, including any audit problems or difficulties and management’s response thereto; any significant matters arising from changes to the Corporation’s auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the independent auditor, the internal auditor or management; any major issues regarding accounting principles and financial statement presentations; any major issues as to the adequacy of the Corporation’s internal controls and any special audit steps adopted in light of material control deficiencies; analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; the effect, if significant, of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation; (ii) to review the form of opinion the independent auditor proposes to render to the Board of Directors and shareholders; and (iii) to discuss the Corporation’s risk assessment and risk management policies and to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks.

d.

obtain from the independent auditor assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which set forth certain procedures to be followed in any audit of financial statements required under that act.

e.

review the Corporation’s compliance policies and any employee complaints or material reports or inquiries received from regulators or government agencies and management’s responses and, with the Corporation’s General Counsel, pending and threatened claims that may have a material impact on the financial statements.

f.

discuss earnings press releases, including the use of “proforma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies; provided, however, that the Committee’s responsibility to discuss earnings releases as well as financial information and earnings guidance may be done generally and may be limited to the types of information to be disclosed and the types of presentations to be made.

g.	establish hiring policies for employees or former employees of the independent auditor.

h.	review and oversee related party transactions.

i.

establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and for the confidential anonymous submission by the Corporation’s employees of concerns regarding questionable accounting or auditing matters.

j.

review disclosures made to the Committee by the Corporation’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation’s internal controls.

4. With respect to reporting and recommendations,

a.	prepare any report or other disclosures, including any recommendation of the Committee, required by the rules of the SEC to be included in the Corporation’s annual proxy statement.

b.	review this Charter at least annually and recommend any changes to the Board.

c.	report its activities to the full Board of Directors on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

d.

prepare and review with the Board an annual performance evaluation of the Committee, which evaluation must compare the performance of the Committee with the requirements of this Charter. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

[Reflects 4/20/04 holding company name change.]

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY
FIRST HORIZON NATIONAL CORPORATION
(As Amended and Restated January 15, 2007)

I. General Statement of Policy

As required by the Sarbanes-Oxley Act of 2002 and Securities and Exchange Commission rules, the Audit Committee of the Board of Directors of First Horizon National Corporation (the “Company”) is required to pre-approve all audit and non-audit services provided to the Company or any of its subsidiaries, which are to be performed by the registered public accounting firm (the Company’s “Independent Auditor”) that performs the audit of the Company’s consolidated financial statements that are filed with the Securities and Exchange Commission (the “Company’s consolidated financial statements”). Pre- approval is required to provide assurance that such services do not impair the Independent Auditor’s independence from the Company. This policy sets forth the requirements pursuant to which proposed services to be provided by the Independent Auditor will be submitted for pre-approval and the conditions and limitations on the provision of services by the Independent Auditor.

II. Implementation of Policy

A. Pre-approval Process and Limitations

Pre-approval of services to be provided by the Independent Auditor may be obtained in either of two different ways. Services either may be approved in advance by the Audit Committee specifically on a case-by-case basis (“specific pre-approval”) or may be approved in advance (“advance pre-approval”) in the manner specified in the following sentence. Advance pre-approval requires the Audit Committee to identify in advance in an appendix to this policy (the “Appendix”) the specific types of service that may be provided and the fee limits applicable to such types of service, which limits may be expressed as a limit by type of service or by category of services (“type of service”). Unless the type of service to be provided by the Independent Auditor has received advance pre-approval under this policy and the fee for such service is within the limit pre-approved, the service will require specific pre-approval by the Audit Committee. With respect to each proposed pre-approved service (whether a specific pre-approval or an advance pre-approval), the independent auditor will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

The terms of and fee for the annual audit engagement must receive the specific pre-approval of the Audit Committee.

“Audit,” “Audit-related,” “Tax,” and “All Other” services, as those terms are defined below, have the advance pre-approval of the Audit Committee but only to the extent such services are specified in the Appendix and only in amounts that do not exceed the fee limits specified in such Appendix. Such advance pre-approval shall be for a term of 12 months following the date of pre-approval unless the Audit Committee specifically provides for a different term.

Periodically, the Audit Committee will review and pre-approve the Appendix, which will specify the services, and the fee limits applicable to such services, that may be provided by the Independent Auditor for the fiscal year without obtaining the specific pre-approval of the Audit Committee. Any proposed services exceeding these fee limits will require specific pre-approval by the Audit Committee.

The Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for services classified as All Other services. Unless the Audit Committee specifically determines otherwise, the aggregate amount of the fees pre-approved for All Other services for the fiscal year must not exceed seventy-five percent (75%) of the aggregate amount of the fees pre-approved for the fiscal year for Audit services, Audit-related services, and those types of Tax services that represent tax compliance or tax return preparation.

B. “Audit” Services

As provided above, the annual audit engagement terms and fee must be specifically pre-approved by the Audit Committee. The Audit Committee will also pre-approve any changes in terms, conditions and fees resulting from changes in the audit scope, Company structure or other matters.

Audit services include the annual audit of the Company’s consolidated financial statements (including required quarterly reviews), subsidiary audits, equity investment audits and other procedures required to be performed by the Independent Auditor to be able to form an opinion on the Company’s consolidated financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control over financial reporting, and consultations relating to the audit or quarterly review. Audit services also include the attestation engagement for the Independent Auditor’s report on management’s report on internal control over financial reporting. Other audit services may include statutory audits or financial audits for subsidiaries or affiliates of the Company and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings. The Audit Committee has pre-approved the Audit services listed in the Appendix. All other Audit services not listed in the Appendix must be specifically pre-approved by the Audit Committee.

C. “Audit-related” Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements or that are traditionally performed by the Independent Auditor. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as Audit services, assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, financial audits of employee benefit plans, agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters, and assistance with internal control reporting requirements. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the Independent Auditor. The Audit Committee has pre-approved the Audit-related services listed in the Appendix. All other Audit-related services not listed in the Appendix must be specifically pre-approved by the Audit Committee.

D. “Tax” Services

The Audit Committee believes that the Independent Auditor can provide Tax services to the Company such as tax return preparation and compliance services (including preparation and review of tax returns, including research necessary to reflect events and transactions in the returns; advice and assistance with respect to tax audits; and analysis of law or rule changes and proposed changes) and tax planning services (advice and planning other than preparation and compliance services) without impairing the auditor’s independence, and the Securities and Exchange Commission (“SEC”) has stated that the Independent Auditor may provide such services. Thus, the Audit Committee believes it may grant advance pre-approval to those Tax services that the Audit Committee believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Company’s Manager of Corporate Tax to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax services in the Appendix. All Tax services involving large and complex transactions and therefore not listed in the Appendix must be specifically pre-approved by the Audit Committee. Tax services proposed to be provided by the Independent Auditor to any executive officer or director of the Company, in his or her individual capacity, where such services are paid for by the Company are prohibited unless specifically pre-approved by the Audit Committee.

E. “All Other” Services

All Other services consist of any services that are not Audit, Audit-related or Tax services and are not prohibited from being provided by the Independent Auditor by law or this policy. The Audit Committee may grant advance pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services and would not impair the independence of the Independent Auditor. The Audit Committee has pre-approved the All Other services listed in the Appendix. Permissible All Other services not listed in the Appendix must be specifically pre-approved by the Audit Committee.

The following non-audit services are prohibited from being provided by the Independent Auditor:

•	Bookkeeping or other services related to the accounting records or financial statements of the Company

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

The Company’s Chief Accounting Officer (the “CAO”) and Independent Auditor shall consult SEC rules and relevant guidance to determine whether any proposed All Other service falls within a prohibited non-audit service under the SEC’s rules and any exceptions that might apply to the prohibition.

III. Delegation of Authority

All requests to provide services to the Company or any of its subsidiaries that require specific pre-approval by the Audit Committee must be submitted to the CAO in advance of the provision of any such services by the Independent Auditor. The CAO shall receive all such requests, confirm with the Independent Auditor whether it believes that such services will not affect its independence, and present a joint statement with the Independent Auditor as to any recommended requests to the Audit Committee for pre-approval. All requests to provide services that have been pre-approved in advance must be submitted to the CAO prior to the provision of such services for a determination that the service to be provided is of the type and within the fee limit that has been pre-approved. In addition, on a quarterly basis the Independent Auditor and the Company’s CAO will report to the Audit Committee on the services provided by and the fees paid to the Independent Auditor during the prior quarter.

Notwithstanding anything herein to the contrary, the authority granted herein to the Audit Committee to pre-approve services, other than the annual audit engagement and any changes thereto, to be provided by the Independent Auditor is delegated to the Chairperson of the Audit Committee. The Chairperson may not, however, under delegated authority make a determination that causes the ratio of fees pre-approved for All Other services to the aggregate amount of fees pre-approved for Audit, Audit-related and tax compliance and tax preparation services to exceed the ratio established or set forth in Section II. A. Any service pre-approved by the Chairperson of the Audit Committee will be reported to the Audit Committee at its next regularly scheduled meeting.

The Company’s Internal Auditor is directed to monitor the services provided by the Independent Auditor for the purpose of determining whether such services are in compliance with this policy, and report to the Audit Committee periodically on the results of such monitoring.

The Audit Committee does not delegate any of its responsibility to pre-approve services to be performed by the Independent Auditor to management.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix E

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
FIRST HORIZON NATIONAL CORPORATION
(Adopted January 20, 2004)

Acting pursuant to Tennessee Code Annotated Section 48-18-206, Article 11(b)(8) of the Corporation’s restated charter, as amended, and Article III(6) of the Corporation’s bylaws, as amended, the Board of Directors of First Horizon National Corporation hereby creates the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors, which shall serve as a nominating committee and as a corporate governance committee for the Corporation, with such specific authority as is herein provided.

Purposes of the Committee

The purposes of the Committee are (1) to identify and recommend to the Board individuals for nomination as members of the Board and its committees, (2) to develop and recommend to the Board a set of corporate governance principles applicable to the Corporation, and (3) to oversee the evaluation of the Board and management.

Qualifications of Committee Members

The Committee shall be appointed annually by a majority of the entire Board, upon recommendation of the Committee, and shall consist of at least three members of the Board, each of whom is “independent” under the rules of the New York Stock Exchange (“NYSE”). Members of the Committee may be replaced by the Board.

Operation of the Committee

Meetings shall be held at least two times yearly and may be called at any time by the Committee Chairperson or by any two members of the Committee upon written or oral notice to a majority of the Committee prior to the meeting. A quorum shall consist of a majority of the members, and the vote of the majority of the members present at a meeting at which a quorum is present shall be the act of the Committee. Proceedings of the Committee over the signature of a member in attendance shall be recorded in a minute book and reflect the names of those in attendance. The Chairperson of the Committee, or acting Chairperson of the meeting, will present a report of the Committee activities to the full Board of Directors at its next regularly scheduled meeting. The Secretary of the Board will permanently maintain the minutes of Committee meetings. Meetings may be held jointly with a similar committee of First Tennessee Bank National Association (“Bank”) if either the members of the Bank’s committee and the members of this Committee are identical or all of the members of the Bank’s committee meet the independence requirements of the NYSE. The Committee may invite to its meetings such members of management as it may deem desirable or appropriate. It will be the responsibility of the Committee to maintain free and open means of communication between the directors and management of the Corporation.

The Committee shall have unrestricted access to Corporation personnel and documents and shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. The Committee shall have the authority to retain (i) compensation consultants to assist in the evaluation of director compensation and (ii) consultants or search firms used to identify director candidates, including authority to approve the fees and other retention terms. The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Duties and Responsibilities of the Committee

The Committee is hereby delegated full authority with respect to the following matters and such additional matters as may be provided in the bylaws of the Corporation or as the Board of Directors may from time to time by resolution adopted by a majority of the entire Board specify:

E-1

1.	With respect to the nominating function,

a.	To consider recommendations to the Board from time to time as to changes that the Committee believes to be desirable to the size of the Board or any committee thereof;

b.

To identify individuals believed to be qualified to become Board members, and to recommend to the Board the individuals to stand for election or reelection as directors. In the case of a vacancy in the office of a director (including a vacancy created by an increase in the size of the Board), the Committee shall recommend to the Board an individual to fill such vacancy either through appointment by the Board or through election by shareholders and (for a vacancy created by an increase in the size of the Board) shall recommend to the Board the class of directors in which the individual should serve. In nominating candidates, the Committee shall take into consideration such factors as it deems appropriate. These factors may include:

•	personal qualities and characteristics, experience, accomplishments and reputation in the business community;

•	current knowledge and contacts in the communities in which the Corporation does business and in the Corporation’s industry or other industries relevant to the Corporation’s business;

•	diversity of viewpoints, background, experience and other demographics;

•	ability and willingness to commit adequate time to Board and committee matters; and

•

the fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective and responsive to its duties and responsibilities and the needs of the Corporation.

The Committee may consider candidates proposed by management, but is not required to do so;

c.

To develop and recommend to the Board, in connection with its assessment of director independence, guidelines to be applied in making determinations as to the absence of material relationships between the Corporation and a director;

d.

To identify Board members qualified to fill vacancies on any committee of the Board (including the Committee) and to recommend that the Board appoint the identified member or members to the respective committee. In nominating a candidate for committee membership, the Committee shall take into consideration the factors set forth in the charter of the committee, if any, as well as any other factors it deems appropriate, including without limitation the consistency of the candidate’s experience with the goals of the committee and the interplay of the candidate’s experience with the experience of other committee members;

e.	To make recommendations to the Board concerning compensation for directors; and

f.

To review, monitor and make recommendations to the Board or management, as appropriate, with respect to any communications directed to the Corporation or one or more of the directors relating to performance, nomination or removal of directors.

2.	With respect to corporate governance and other matters,

a.	To exercise oversight of the evaluation of the Board and management;

b.

To develop and recommend to the Board a set of corporate governance principles applicable to the Corporation, to review and reassess those principles at least once a year, and recommend any proposed changes to the Board for approval; and

c.

To prepare and provide to the Board an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this Charter. The performance evaluation shall also recommend to the Board any improvements to the Committee’s Charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The Report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

[Reflects 4/20/04 holding company name change.]

E-2

Appendix F

COMPENSATION COMMITTEE CHARTER
FIRST HORIZON NATIONAL CORPORATION
(As Amended and Restated January 20, 2004)

Acting pursuant to Tennessee Code Annotated Section 48-18-206, Article 11(b)(8) of the Corporation’s restated charter, as amended, and Article III(6) of the Corporation’s bylaws, as amended, the Board of Directors of First Horizon National Corporation hereby creates the Compensation Committee (the “Committee”) of the Board of Directors, which shall serve as a compensation committee for the Corporation, with such specific authority as is herein provided. This Committee was known prior to January 20, 2004 as the Human Resources Committee, and all references to the Human Resources Committee in any of the plans named in Section 7 herein shall be understood to refer to this Committee.

Purposes of the Committee

The purposes of the Committee are (1) to discharge the Board’s responsibilities relating to the compensation of the Corporation’s executive officers, (2) to produce an annual report on executive compensation for inclusion in the Corporation’s proxy statement, in accordance with the rules and regulations of the Securities and Exchange Commission (“SEC”), (3) to identify and recommend to the Board individuals for appointment as officers, (4) to evaluate the Corporation’s management, and (5) to carry out certain other duties set forth herein.

Qualifications of Committee Members

The Committee shall be appointed annually by a majority of the entire Board, upon recommendation of the Committee, and shall consist of at least three members of the Board, each of whom is “independent” under the rules of the New York Stock Exchange (“NYSE”). In addition, at least two members of the Committee must be directors of the Corporation who are “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and at least two members of the Committee must be directors of the Corporation who are “non-employee directors” for purposes of Section 16 of the Securities Exchange Act of 1934. Only members who meet the Section 162(m) test may participate in decisions required to be made by “outside directors” under Section 162(m), and any other member of the Committee must recuse himself or herself with respect to those issues. Only members who meet the Section 16 test may participate in decisions required to be made by “non-employee directors” under Section 16, and any other member of the Committee must recuse himself or herself with respect to those issues. If a quorum of the Committee is present in accordance with the requirements of the “Operation of the Committee” section of this charter, then the action taken by at least two “outside directors” (with respect to matters required to be acted upon by “outside directors”) and the action taken by at least two “non-employee directors” (with respect to matters required to be acted upon by “non-employee directors”) each shall be the valid action of this Committee and is fully authorized by the Board of Directors, as long as such action is taken by a majority of the “outside directors” or a majority of the “non-employee directors,” as applicable. Members of the Committee may be replaced by the Board.

Operation of the Committee

Meetings shall be held at least four times yearly and may be called at any time by the Committee Chairperson or by any two members of the Committee upon written or oral notice to a majority of the Committee prior to the meeting. A quorum shall consist of a majority of the members, and the vote of the majority of the members present at a meeting at which a quorum is present shall be the act of the Committee. Proceedings of the Committee over the signature of a member in attendance shall be recorded in a minute book and reflect the names of those in attendance. The Chairperson of the Committee, or acting Chairperson of the meeting, will present a report of the Committee activities to the full Board of Directors at its next regularly scheduled meeting. The Secretary of the Board will permanently maintain the minutes of Committee meetings. Meetings may be held jointly with a similar committee of First Tennessee Bank National Association (“Bank”) if either the members of the Bank’s committee and the members of this Committee are identical or all of the members of the Bank’s committee meet the independence requirements of the NYSE. The Committee may invite to its meetings such members of management as it may deem desirable or appropriate, consistent with the maintenance of the confidentiality of compensation discussions. The Corporation’s Chief Executive Officer (“CEO”) should not attend the portion of any meeting where the CEO’s performance or compensation are discussed, unless specifically invited by the Committee. It will be the responsibility of the Committee to maintain free and open means of communication between the directors and management of the Corporation.

The Committee shall have unrestricted access to Corporation personnel and documents and shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. The Committee shall have the authority to retain compensation consultants to assist in the evaluation of CEO or senior executive officer compensation, including authority to approve the fees and other retention terms. The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Duties and Responsibilities of the Committee

The Committee is hereby delegated full authority with respect to the following matters and such additional matters as may be provided in the bylaws of the Corporation or as the Board of Directors may from time to time by resolution adopted by a majority of the entire Board specify:

1.	To recommend to the Board major corporate policies and objectives with respect to the Corporation’s compensation and management of its human resources.

2.

To make regular reports to the Board and to provide a periodic review, evaluation and reporting link between management and the Board with respect to the Corporation’s compensation and management of its human resources.

3.

To review periodically management’s human resources policies, guidelines, procedures, and practices for conformity with corporate objectives and policies concerning the Corporation’s compensation and management of its human resources, including a periodic review of compensation structures for non-executive officers.

4.

To review and approve corporate goals and objectives relevant to the compensation of the CEO, evaluate the performance of the CEO in light of those goals and objectives, and set the CEO’s compensation level based on this evaluation.

5.	To fix the compensation, including bonus and other compensation and any severance or similar termination payments, of executive officers.

6.

To make recommendations to the Board concerning the adoption or amendment of employee benefit plans, management compensation plans, incentive compensation plans and equity-based plans, including plans applicable to executive officers.

7.	To serve as the Committee required:

a.	by the terms of the 1992 Restricted Stock Incentive Plan;

b.	by the terms of the 1984 and 1990 Stock Option Plans and the 1995, 1997 and 2000 Employee Stock Option Plans;

c.	by terms of the Directors & Executives Deferred Compensation Plan;

d.	to resolve questions of interpretation arising under the Non-Employee Directors’ Deferred Compensation Stock Option Plan and the 2000 Non-Employee Directors’ Deferred Compensation Stock Option Plan;

e.	by the terms of the 2002 Management Incentive Plan;

f.	to review the appropriateness of the issuance of Corporation common stock under the terms of the Savings Plan as required by resolutions of the Board as adopted from time to time;

g.	to designate those eligible to participate in the Pension Restoration Plan and Survivor Benefit Plan;

h.	by the terms of the 2002 Bank Director and Advisory Board Member Deferral Plan, the Bank Director and Advisory Board Member Deferral Plan and the Bank Advisory Director Deferral Plan;

i.	by the terms of the 2003 Equity Compensation Plan; and

j.	by the terms of the First Horizon National Corporation Nonqualified Deferred Compensation Plan and the First Horizon Nonqualified Deferred Compensation Plan.

8.

In consultation with management, to oversee regulatory compliance with respect to compensation matters, including (a) overseeing the Corporation’s policies on structuring compensation programs to maximize tax deductibility while retaining the discretion deemed necessary to compensate executive officers in a manner commensurate with performance and the competitive market for executive talent, and (b) as and when required, establishing performance goals and certifying that performance goals have been attained for purposes of Section 162(m) of the Internal Revenue Code.

9.	To produce annually a Report of the Compensation Committee for inclusion in the Corporation’s proxy statement in accordance with applicable SEC rules and regulations.

10.	To make recommendations to the Board concerning the creation of corporate offices and the defining of authority and responsibility of such offices and concerning nominees to fill such offices.

11.

To make recommendations to the Board regarding the appointment of incumbent officers, including consideration of their performance in determining whether to nominate them for reelection, and to review succession plans for executive officers, including the CEO.

12.

To review, monitor and make recommendations to the Board or management, as appropriate, with respect to any communications directed to the Corporation or one or more of the directors relating to performance, nomination or removal of officers.

13.

During the period of time between the annual appointment of officers by the Board at its organizational meeting following the annual meeting of shareholders, to create corporate offices and define the authority and responsibility of such offices, except to the extent such authority or responsibility would not be consistent with the law, the charter or the bylaws, to appoint persons to any office of the Corporation except Chairman of the Board, Chief Executive Officer, President, Auditor, and any office the incumbent in which is designated by the Board as an Executive Officer, and to remove from office any person that was, or could have been, so appointed by the Committee.

14.	To evaluate the Corporation’s management.

15.

To prepare and provide to the Board an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this Charter. The performance evaluation shall also recommend to the Board any improvements to the Committee’s Charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

16.

To serve as the committee required by the Bylaws and resolutions of the Corporation to be responsible for and with authority to make and record all requests of directors, officers and employees of the Corporation, or any of its subsidiaries, to serve other business entities at the Corporation’s request and to be indemnified against liability arising from such service.

17.	To review compliance with the Management Interlocks Acts and approve indemnification for officers and directors. [Reflects 4/20/04 holding company name change.]

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Appendix 1

ANNUAL MEETING

April 17, 2007
10:00 a.m. Central time

FIRST TENNESSEE BUILDING
M-Level Auditorium
165 Madison Avenue
Memphis, TN 38103

If you consented to access your proxy information electronically, you may view it by going to the following Web site on the Internet:
http://www.fhnc.com

If you would like to access the proxy materials electronically next year, you may do so by giving your consent at the following Web site:
http://www.econsent.com/fhn/

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned appoints George P. Lewis and Lewis R. Donelson, or any one or more of them with full power of substitution, as proxy or proxies, to represent and vote all shares of stock standing in my name on the books of the corporation at the close of business on February 23, 2007, which I would be entitled to vote if personally present at the annual meeting of shareholders of First Horizon National Corporation to be held in the auditorium, First Tennessee Building, 165 Madison Avenue, Memphis, Tennessee, on April 17, 2007, at 10 a.m. Central time or any adjournments thereof, upon the matters set forth in the notice of said meeting as stated on the reverse side. The proxies are further authorized to vote in their discretion as to any other matters which may come before the meeting. The board of directors, at the time of preparation of the proxy statement, knows of no business to come before the meeting other than that referred to in the proxy statement.

THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE AUTOMATED TELEPHONE VOTING INSTRUCTIONS, THE INTERNET VOTING INSTRUCTIONS, OR THE INSTRUCTIONS GIVEN ON THE REVERSE SIDE AND WHEN NO INSTRUCTIONS ARE GIVEN WILL BE VOTED FOR PROPOSALS 1, 2 AND 3, WHICH ARE DESCRIBED IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND ON THE REVERSE SIDE OF THIS PROXY.

YOU CAN VOTE YOUR PROXY BY TELEPHONE, OVER THE INTERNET, OR BY SIGNING AND RETURNING THIS CARD ON THE REVERSE SIDE.

(Continued and see voting instructions on reverse side.)

There are three ways to vote your proxy:

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

  Use any touch-tone telephone to vote your proxy 24 hours a day, seven days a week, until 12 p.m. (Central time) on April 16, 2007.
  Please have your proxy card and the last four digits of your social security number or tax identification number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/fhn/ — QUICK *** EASY *** IMMEDIATE

  Use the Internet to vote your proxy 24 hours a day, seven days a week, until 12 p.m. (Central time) on April 16, 2007.
  Please have your proxy card and the last four digits of your social security number or tax identification number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to First Horizon National Corporation, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

☒  Please mark votes as in this example.

If you vote by phone or Internet, please do not mail your proxy card.
Please detach here

The board of directors unanimously recommends a vote FOR items 1, 2 and 3.

1.	Election of three Class II directors to serve until the 2010 Annual Meeting of Shareholders and one Class I director to serve until the 2009 Annual Meeting of Shareholders.

	Class II Nominees:	(01)Robert C. Blattberg (02) Michael D. Rose	(03) Luke Yancy III		☐ Vote FOR all nominees	☐ Vote WITHHELD from all nominees
	Class I Nominee:	(04) Gerald L. Baker

(Instructions: To withhold authority to vote for any nominee(s), write the number(s) of the nominee(s) in the box to the right.

2.	Re-approval of FHNC’s 2002 Management Incentive Plan, as amended.			☐ For	☐ Against	☐ Abstain

3.	Ratification of appointment of KPMG LLP as auditors.			☐ For	☐ Against	☐ Abstain

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF SAID MEETING AND THE RELATED PROXY STATEMENT.

Address Change? Mark Box ☐ Indicate changes below:				Date __________________________________________, 2007

Signature(s) in Box
Shareholders sign here exactly as shown on the imprint on this card. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give full name. If more than one Trustee, all should sign. All Joint Owners should sign.